UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	DECEMBER 31, 2015

VP Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	-2.57%(1)	8.15%(1)	5.74%	6.94%	5/1/91
Blended Index(2)	—	1.28%	8.95%	6.48%	8.31%(3)	—
S&P 500 Index	—	1.38%	12.56%	7.30%	9.34%(3)	—
Barclays U.S. Aggregate Bond Index	—	0.55%	3.25%	4.51%	6.07%(3)	—

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(3)	Since April 30, 1991, the date nearest the Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005

Value on December 31, 2015
Class I — $17,485*

Blended Index — $18,742

S&P 500 Index — $20,242

Barclays U.S. Aggregate Bond Index — $15,552

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I 0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat

Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

VP Balanced returned -2.57%* for the fiscal year ended December 31, 2015. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index) returned 1.28%.

Equity Portfolio: Consumer Discretionary Stocks Leading Detractors

Stock selection in the consumer discretionary sector was a main driver of underperformance, particularly positioning among internet retailers and security selection in hotels, restaurant, and leisure holdings. Leading detractors included Amazon.com, whose stock price steadily gained over the course of the year on rising revenues and earnings, driven in large part by the strength of its cloud computing business. We initiated a position in the internet retailer during the third quarter of 2015, but missed much of the stock’s appreciation during the year. A portfolio-only position in GoPro detracted as the wearable camera maker’s stock slumped together with the broad market on concerns about economic growth in China and a bleak outlook for wearable camera demand. The holding was subsequently sold.

Consumer staples holdings also pressured relative gains. Our investments in several food products manufacturers pressured results, although no single holding was a key individual detractor. Elsewhere in the sector, Wal-Mart Stores, a portfolio overweight relative to the benchmark, experienced a sharp decline in its stock price. Dollar strength and higher labor costs led to lower-than-expected earnings and revenues and downward revisions to future guidance for the global retail giant. Despite disappointing stock performance, we believe that Wal-Mart is well positioned for the fund based on its strong valuation, sentiment, and quality measures.

The information technology sector was also an area of relative weakness. QUALCOMM detracted as the wireless technology and semiconductor provider saw its share price plunge on uncertainty surrounding future sales to China, disappointing quarterly results, and management’s shift to releasing guidance only for the forthcoming quarter, rather than projecting for the full year. The company’s stock took a further beating on revelation that South Korean regulators had opened an antitrust investigation against the company. The portfolio’s position in the stock was exited prior to year-end. An underweight to Facebook impacted returns after the social networking site’s stock price rose on ongoing gains in user engagement for both its flagship brand as well as for acquired properties. Our positioning is justified given the stock’s weak valuation profile.

Positive contribution to returns on a sector level came from the energy sector, where stock selection and underweight positioning in oil, gas, and consumable fuels holdings bolstered relative results. Much of the benefit came from not owning or maintaining underweight positions in oil-related companies as oil prices sank to their lowest levels since early 2009 on widening oversupply and uncertain future demand from global economies. In this environment, not holding energy infrastructure company Kinder Morgan was particularly beneficial as its share price fell by 63% during the reporting period. The company’s unattractive profiles across growth, sentiment, and quality support our decision not to hold it. A sector exception was our overweight position in Valero Energy. The oil refiner surpassed expectations as lower oil prices and higher demand for gasoline boosted the company’s throughput margin per barrel. Strong valuation, growth, and quality insights support the portfolio’s overweight positioning.

*	Returns would have been lower if a portion of the management fee had not been waived.

Not owning Union Pacific also benefited the fund’s relative results. The railroad operator’s stock declined steadily on softer cargo volumes, particularly of coal, which has fallen in popularity due to lower natural gas prices. We maintain its positioning based on unappealing growth, sentiment, and quality factors. Health insurance and managed care provider Aetna was a key outperformer, advancing nearly 23% during the year amid merger speculation in the recent wave of health insurance industry consolidation. Strong valuation insights and above-average factor profiles across all other measures make Aetna an attractive portfolio investment. A portfolio-only position in Foot Locker enhanced results as the athletic apparel retailer delivered stronger-than-expected revenues and earnings, driven by solid same-store sales. The non-index holding shows above-average measures across sentiment, quality, and valuation.

Fixed-Income Portfolio Advanced

In the fund’s fixed-income portfolio, we continued to underweight Treasuries and government agencies relative to the benchmark in favor of spread (non-Treasury) sectors, including corporate credit and securitized. The overweight to the securitized sector aided results, while the corporate overweight detracted. Security selection within the securitized sector also lifted performance. In particular, selections among non-agency commercial mortgage-backed securities, asset-backed securities, collateralized mortgage obligations (CMOs), and traditional pass-through mortgage-backed securities broadly contributed to performance. Security selection in the corporate sector also produced positive results in a challenging investment environment.

Meanwhile, the portfolio’s out-of-benchmark allocation to non-U.S. corporate securities contributed to performance. Specifically, the portfolio held a mix of dollar-denominated European financial bonds (including positions in European banks) that benefited from falling interest rates in Europe. Late in 2014, we began focusing our non-U.S. exposure on the European financials sector to take advantage of anticipated quantitative easing (QE) in Europe. In the first quarter of 2015, the European Central Bank launched its QE program, and our European positions benefited from the resulting decline in interest rates.

Anticipating a gradual increase in interest rates, we maintained a shorter-than-benchmark duration (less price sensitivity to interest rate changes) during the first six months of the year. This strategy detracted from results as longer-maturity interest rates generally declined during this timeframe. As the timetable for U.S. interest rate normalization appeared to be extending, we gradually shifted to a neutral duration position by the third quarter, where it remained through the end of 2015.

Outlook

We believe U.S. economic growth will proceed at a moderate pace and will continue to outpace the growth rates of most other economies. We believe that divergence in monetary policy between the U.S. and much of the rest of the world will continue as the Fed seeks to "normalize" interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. However, a strong U.S. dollar, weak commodity prices, uncertainty around numerous geopolitical events, and low interest rates in Europe could mean a longer time frame for further increases in U.S. interest rates. We believe that our disciplined, objective, and systematic investment strategy, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility and we adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

DECEMBER 31, 2015
Top Ten Common Stocks	% of net assets
Apple, Inc.	2.4%
Alphabet, Inc., Class A	2.0%
Microsoft Corp.	1.8%
JPMorgan Chase & Co.	1.2%
Pfizer, Inc.	1.2%
Amazon.com, Inc.	1.1%
Citigroup, Inc.	1.0%
Cisco Systems, Inc.	1.0%
Gilead Sciences, Inc.	1.0%
Merck & Co., Inc.	0.9%

Top Five Common Stocks Industries	% of net assets
Biotechnology	3.4%
Banks	3.4%
Software	3.3%
Internet Software and Services	3.3%
Pharmaceuticals	3.0%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	5.6 years
Weighted Average Life	7.8 years

Types of Investments in Portfolio	% of net assets
Common Stocks	59.3%
Corporate Bonds	12.9%
U.S. Treasury Securities	10.8%
U.S. Government Agency Mortgage-Backed Securities	10.6%
Collateralized Mortgage Obligations	2.1%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	1.8%
Municipal Securities	0.6%
U.S. Government Agency Securities	0.5%
Sovereign Governments and Agencies	0.4%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	(2.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1) 7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$975.60	$4.08	0.82%
Class I (before waiver)	$1,000	$975.60(2)	$4.48	0.90%
Hypothetical
Class I (after waiver)	$1,000	$1,021.07	$4.18	0.82%
Class I (before waiver)	$1,000	$1,020.67	$4.58	0.90%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

DECEMBER 31, 2015

	Shares/ Principal Amount	Value
COMMON STOCKS — 59.3%
Aerospace and Defense — 2.5%
Boeing Co. (The)	6,022	$870,721
General Dynamics Corp.	4,866	668,394
Honeywell International, Inc.	8,729	904,063
Spirit AeroSystems Holdings, Inc., Class A(1)	10,262	513,818
		2,956,996
Air Freight and Logistics — 0.7%
United Parcel Service, Inc., Class B	8,029	772,631
Airlines — 0.9%
Alaska Air Group, Inc.	1,798	144,757
Southwest Airlines Co.	14,140	608,868
United Continental Holdings, Inc.(1)	5,030	288,219
		1,041,844
Auto Components — 1.1%
Cooper Tire & Rubber Co.	1,327	50,227
Delphi Automotive plc	5,318	455,912
Goodyear Tire & Rubber Co. (The)	16,984	554,867
Lear Corp.	1,666	204,635
		1,265,641
Automobiles — 0.6%
Ford Motor Co.	52,154	734,850
Banks — 3.4%
Bank of America Corp.	38,064	640,617
Citigroup, Inc.	22,897	1,184,920
JPMorgan Chase & Co.	21,246	1,402,874
M&T Bank Corp.	2,279	276,169
Wells Fargo & Co.	7,639	415,256
		3,919,836
Beverages — 1.1%
Coca-Cola Co. (The)	1,176	50,521
Dr Pepper Snapple Group, Inc.	1,781	165,989
PepsiCo, Inc.	10,721	1,071,242
		1,287,752
Biotechnology — 3.4%
AbbVie, Inc.	16,286	964,782
Amgen, Inc.	6,688	1,085,663
Biogen, Inc.(1)	2,688	823,469
Gilead Sciences, Inc.	11,346	1,148,102
		4,022,016
Building Products — 0.6%
Owens Corning	11,383	535,342
USG Corp.(1)	6,724	163,326
		698,668
Capital Markets — 0.6%
Ameriprise Financial, Inc.	1,935	205,923

	Shares/ Principal Amount	Value
Legg Mason, Inc.	12,256	$480,803
		686,726
Chemicals — 2.4%
Air Products & Chemicals, Inc.	4,661	606,443
Cabot Corp.	13,089	535,078
Dow Chemical Co. (The)	16,687	859,047
Eastman Chemical Co.	544	36,725
LyondellBasell Industries NV, Class A	7,857	682,773
Minerals Technologies, Inc.	608	27,883
		2,747,949
Commercial Services and Supplies — 0.3%
Pitney Bowes, Inc.	15,062	311,030
Communications Equipment — 1.0%
Cisco Systems, Inc.	42,332	1,149,525
Consumer Finance — 0.5%
Synchrony Financial(1)	19,983	607,683
Containers and Packaging — 0.2%
Avery Dennison Corp.	4,649	291,306
Diversified Consumer Services — 0.4%
H&R Block, Inc.	12,777	425,602
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	2,702	356,772
Nasdaq, Inc.	2,859	166,308
		523,080
Diversified Telecommunication Services — 0.4%
AT&T, Inc.	7,598	261,447
Verizon Communications, Inc.	5,635	260,450
		521,897
Electric Utilities — 0.6%
NextEra Energy, Inc.	6,945	721,516
Energy Equipment and Services — 0.3%
Atwood Oceanics, Inc.	17,912	183,240
Cameron International Corp.(1)	917	57,954
Transocean Ltd.	11,178	138,384
		379,578
Food and Staples Retailing — 2.0%
CVS Health Corp.	9,918	969,683
Kroger Co. (The)	11,120	465,149
Wal-Mart Stores, Inc.	15,470	948,311
		2,383,143
Food Products — 0.9%
Dean Foods Co.	23,338	400,247
Pilgrim's Pride Corp.	12,615	278,665
Tyson Foods, Inc., Class A	6,379	340,192
		1,019,104
Health Care Equipment and Supplies — 2.1%
Abbott Laboratories	17,404	781,614
C.R. Bard, Inc.	3,201	606,398
St. Jude Medical, Inc.	5,686	351,224
Stryker Corp.	7,161	665,543
		2,404,779

	Shares/ Principal Amount	Value
Health Care Providers and Services — 1.6%
Aetna, Inc.	6,217	$672,182
AmerisourceBergen Corp.	4,293	445,227
Express Scripts Holding Co.(1)	8,123	710,032
		1,827,441
Hotels, Restaurants and Leisure — 1.6%
Bloomin' Brands, Inc.	15,948	269,362
Cracker Barrel Old Country Store, Inc.	1,937	245,670
Darden Restaurants, Inc.	8,283	527,130
Diamond Resorts International, Inc.(1)	1,769	45,127
McDonald's Corp.	6,617	781,732
		1,869,021
Household Products — 0.5%
Procter & Gamble Co. (The)	7,250	575,723
Industrial Conglomerates — 0.7%
Carlisle Cos., Inc.	3,223	285,848
General Electric Co.	17,503	545,218
		831,066
Insurance — 1.0%
Hanover Insurance Group, Inc. (The)	6,297	512,198
Prudential Financial, Inc.	7,968	648,675
		1,160,873
Internet and Catalog Retail — 1.4%
Amazon.com, Inc.(1)	1,813	1,225,389
Liberty Interactive Corp. QVC Group, Class A(1)	15,761	430,590
		1,655,979
Internet Software and Services — 3.3%
Alphabet, Inc., Class A(1)	2,932	2,281,126
eBay, Inc.(1)	25,917	712,199
Facebook, Inc., Class A(1)	8,141	852,037
		3,845,362
IT Services — 2.1%
Accenture plc, Class A	8,606	899,327
Amdocs Ltd.	6,375	347,884
International Business Machines Corp.	7,313	1,006,415
PayPal Holdings, Inc.(1)	4,389	158,882
		2,412,508
Life Sciences Tools and Services — 0.4%
Thermo Fisher Scientific, Inc.	3,599	510,518
Machinery — 1.1%
Kennametal, Inc.	2,462	47,270
PACCAR, Inc.	12,159	576,337
Stanley Black & Decker, Inc.	6,383	681,258
		1,304,865
Media — 2.3%
CBS Corp., Class B	12,737	600,295
Scripps Networks Interactive, Inc., Class A	3,637	200,799
Time Warner, Inc.	10,338	668,558
Twenty-First Century Fox, Inc.	23,717	644,154
Viacom, Inc., Class B	12,276	505,280

	Shares/ Principal Amount	Value
Walt Disney Co. (The)	248	$26,060
		2,645,146
Metals and Mining — 0.5%
Carpenter Technology Corp.	1,180	35,718
Newmont Mining Corp.	30,317	545,403
		581,121
Multiline Retail — 0.6%
Target Corp.	9,853	715,426
Oil, Gas and Consumable Fuels — 2.1%
Chevron Corp.	334	30,047
CVR Energy, Inc.	9,773	384,568
Exxon Mobil Corp.	9,374	730,703
Tesoro Corp.	5,096	536,965
Valero Energy Corp.	10,861	767,981
		2,450,264
Pharmaceuticals — 3.0%
Johnson & Johnson	7,604	781,083
Merck & Co., Inc.	20,746	1,095,804
Mylan NV(1)	3,698	199,951
Pfizer, Inc.	43,319	1,398,337
		3,475,175
Real Estate Investment Trusts (REITs) — 1.3%
Lamar Advertising Co., Class A	9,904	594,042
Mid-America Apartment Communities, Inc.	3,306	300,218
Plum Creek Timber Co., Inc.	3,690	176,087
RLJ Lodging Trust	4,324	93,528
Ryman Hospitality Properties, Inc.	7,469	385,699
		1,549,574
Real Estate Management and Development — 0.7%
CBRE Group, Inc.(1)	7,518	259,972
Jones Lang LaSalle, Inc.	3,418	546,402
RMR Group, Inc. (The), Class A(1)	33	475
		806,849
Semiconductors and Semiconductor Equipment — 1.6%
Analog Devices, Inc.	10,090	558,179
Applied Materials, Inc.	7,959	148,594
Broadcom Corp., Class A	2,197	127,031
Intel Corp.	29,240	1,007,318
		1,841,122
Software — 3.3%
Activision Blizzard, Inc.	4,021	155,653
Adobe Systems, Inc.(1)	7,703	723,620
Intuit, Inc.	3,609	348,269
Microsoft Corp.	37,873	2,101,194
Oracle Corp.	4,789	174,942
Synopsys, Inc.(1)	7,964	363,238
		3,866,916
Specialty Retail — 0.2%
Foot Locker, Inc.	3,474	226,123

	Shares/ Principal Amount	Value
Technology Hardware, Storage and Peripherals — 2.5%
Apple, Inc.	26,431	$2,782,127
EMC Corp.	7,313	187,798
		2,969,925
Textiles, Apparel and Luxury Goods — 0.1%
NIKE, Inc., Class B	1,424	89,000
Thrifts and Mortgage Finance — 0.3%
Essent Group Ltd.(1)	16,626	363,943
Tobacco — 0.7%
Philip Morris International, Inc.	9,295	817,123
TOTAL COMMON STOCKS (Cost $59,910,172)		69,264,215
CORPORATE BONDS — 12.9%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	$30,000	29,000
Lockheed Martin Corp., 4.25%, 11/15/19	30,000	32,219
Lockheed Martin Corp., 3.80%, 3/1/45	10,000	8,895
United Technologies Corp., 6.05%, 6/1/36	20,000	24,026
United Technologies Corp., 5.70%, 4/15/40	30,000	35,237
		129,377
Auto Components†
Tenneco, Inc., 6.875%, 12/15/20	10,000	10,400
Automobiles — 0.3%
American Honda Finance Corp., 1.50%, 9/11/17(2)	10,000	10,014
American Honda Finance Corp., 2.125%, 10/10/18	20,000	20,153
Ford Motor Co., 4.75%, 1/15/43	10,000	9,461
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	90,000	94,381
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	55,826
General Motors Co., 5.00%, 4/1/35	30,000	28,048
General Motors Financial Co., Inc., 3.25%, 5/15/18	60,000	60,333
General Motors Financial Co., Inc., 3.10%, 1/15/19	10,000	9,995
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(2)	30,000	30,262
		318,473
Banks — 1.7%
Bank of America Corp., 6.50%, 8/1/16	50,000	51,464
Bank of America Corp., 5.75%, 12/1/17	50,000	53,515
Bank of America Corp., 5.70%, 1/24/22	40,000	45,191
Bank of America Corp., 4.10%, 7/24/23	30,000	31,082
Bank of America Corp., MTN, 4.00%, 4/1/24	20,000	20,501
Bank of America Corp., MTN, 4.20%, 8/26/24	30,000	30,098
Bank of America Corp., MTN, 4.00%, 1/22/25	30,000	29,447
Bank of America Corp., MTN, 5.00%, 1/21/44	20,000	20,936
Bank of America N.A., 5.30%, 3/15/17	240,000	249,735
Bank of Nova Scotia (The), 2.55%, 1/12/17	30,000	30,405
BB&T Corp., MTN, 2.05%, 6/19/18	20,000	20,124
Branch Banking & Trust Co., 3.625%, 9/16/25	17,000	17,189
Branch Banking & Trust Co., 3.80%, 10/30/26	20,000	20,334
Capital One Financial Corp., 4.20%, 10/29/25	50,000	49,492

	Shares/ Principal Amount	Value
Citigroup, Inc., 1.75%, 5/1/18	$90,000	$89,295
Citigroup, Inc., 4.50%, 1/14/22	90,000	96,537
Citigroup, Inc., 4.05%, 7/30/22	20,000	20,461
Citigroup, Inc., 4.40%, 6/10/25	120,000	121,490
Citigroup, Inc., 4.45%, 9/29/27	10,000	9,963
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	80,000	84,551
Fifth Third Bancorp, 4.30%, 1/16/24	20,000	20,523
HSBC Holdings plc, 5.10%, 4/5/21	20,000	22,252
JPMorgan Chase & Co., 6.00%, 1/15/18	105,000	113,446
JPMorgan Chase & Co., 4.625%, 5/10/21	60,000	64,889
JPMorgan Chase & Co., 3.25%, 9/23/22	40,000	40,296
JPMorgan Chase & Co., 3.875%, 9/10/24	30,000	29,912
JPMorgan Chase & Co., 3.125%, 1/23/25	70,000	68,182
JPMorgan Chase & Co., 4.95%, 6/1/45	10,000	10,036
KeyCorp, MTN, 2.30%, 12/13/18	40,000	40,086
KFW, 2.00%, 6/1/16	60,000	60,309
KFW, 2.00%, 10/4/22	50,000	49,271
Royal Bank of Scotland Group plc, 6.125%, 12/15/22	40,000	43,610
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	30,000	30,197
U.S. Bancorp, 3.44%, 2/1/16	30,000	30,039
U.S. Bancorp, MTN, 3.00%, 3/15/22	20,000	20,428
U.S. Bancorp, MTN, 3.60%, 9/11/24	50,000	50,909
Wells Fargo & Co., 4.125%, 8/15/23	50,000	51,995
Wells Fargo & Co., MTN, 2.60%, 7/22/20	40,000	39,940
Wells Fargo & Co., MTN, 4.60%, 4/1/21	50,000	54,545
Wells Fargo & Co., MTN, 4.10%, 6/3/26	30,000	30,323
Wells Fargo & Co., MTN, 4.65%, 11/4/44	10,000	9,752
Wells Fargo & Co., MTN, 4.90%, 11/17/45	15,000	15,175
		1,987,925
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	50,000	57,831
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	50,000	48,171
Coca-Cola Co. (The), 1.80%, 9/1/16	40,000	40,260
		146,262
Biotechnology — 0.4%
AbbVie, Inc., 1.75%, 11/6/17	60,000	59,914
AbbVie, Inc., 2.90%, 11/6/22	40,000	38,785
AbbVie, Inc., 3.60%, 5/14/25	30,000	29,670
AbbVie, Inc., 4.40%, 11/6/42	30,000	28,123
Amgen, Inc., 2.125%, 5/15/17	40,000	40,257
Amgen, Inc., 4.10%, 6/15/21	20,000	21,096
Amgen, Inc., 5.375%, 5/15/43	40,000	42,623
Biogen, Inc., 3.625%, 9/15/22	50,000	50,634
Celgene Corp., 3.25%, 8/15/22	30,000	29,807
Celgene Corp., 3.625%, 5/15/24	10,000	9,858
Celgene Corp., 3.875%, 8/15/25	30,000	29,964

	Shares/ Principal Amount	Value
Gilead Sciences, Inc., 4.40%, 12/1/21	$50,000	$54,049
Gilead Sciences, Inc., 3.65%, 3/1/26	40,000	40,406
		475,186
Building Products†
Masco Corp., 4.45%, 4/1/25	20,000	19,650
Capital Markets — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	20,000	20,799
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	100,000	107,724
Jefferies Group LLC, 5.125%, 4/13/18	30,000	31,239
		159,762
Chemicals — 0.2%
Ashland, Inc., 4.75%, 8/15/22	30,000	29,288
Dow Chemical Co. (The), 4.25%, 11/15/20	13,000	13,644
Eastman Chemical Co., 2.70%, 1/15/20	30,000	29,744
Eastman Chemical Co., 3.60%, 8/15/22	30,000	29,913
Ecolab, Inc., 4.35%, 12/8/21	30,000	32,076
LyondellBasell Industries NV, 4.625%, 2/26/55	20,000	16,284
Mosaic Co. (The), 5.625%, 11/15/43	20,000	19,237
		170,186
Commercial Services and Supplies — 0.1%
Clean Harbors, Inc., 5.25%, 8/1/20	30,000	30,750
Covanta Holding Corp., 5.875%, 3/1/24	30,000	27,300
Pitney Bowes, Inc., 4.625%, 3/15/24	20,000	19,635
Republic Services, Inc., 3.55%, 6/1/22	50,000	51,160
Waste Management, Inc., 4.10%, 3/1/45	10,000	9,332
		138,177
Communications Equipment — 0.1%
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	60,000	59,020
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	24,444
		83,464
Construction Materials†
Owens Corning, 4.20%, 12/15/22	30,000	30,081
Consumer Finance — 0.3%
American Express Co., 1.55%, 5/22/18	20,000	19,857
American Express Credit Corp., 1.30%, 7/29/16	40,000	40,077
American Express Credit Corp., 2.60%, 9/14/20	15,000	15,052
CIT Group, Inc., 4.25%, 8/15/17	80,000	82,000
CIT Group, Inc., 5.00%, 8/15/22	20,000	20,588
Equifax, Inc., 3.30%, 12/15/22	30,000	29,964
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	40,000	39,400
John Deere Capital Corp., MTN, 3.15%, 10/15/21	20,000	20,372
PNC Bank N.A., 6.00%, 12/7/17	80,000	85,682
Synchrony Financial, 2.60%, 1/15/19	20,000	19,948
Synchrony Financial, 3.00%, 8/15/19	10,000	9,997
		382,937
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23	30,000	28,762

	Shares/ Principal Amount	Value
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	$40,000	$39,300
WestRock RKT Co., 3.50%, 3/1/20	20,000	20,228
WestRock RKT Co., 4.00%, 3/1/23	40,000	40,210
		128,500
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22	20,000	19,537
Johns Hopkins University, 4.08%, 7/1/53	10,000	9,836
		29,373
Diversified Financial Services — 1.1%
Ally Financial, Inc., 2.75%, 1/30/17	50,000	50,000
General Electric Capital Corp., MTN, 2.30%, 4/27/17	60,000	60,750
General Electric Capital Corp., MTN, 5.625%, 9/15/17	150,000	159,988
General Electric Capital Corp., MTN, 4.375%, 9/16/20	120,000	130,408
General Electric Capital Corp., MTN, 4.65%, 10/17/21	20,000	22,132
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	40,000	40,368
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	180,000	183,633
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	30,000	34,164
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24	50,000	51,435
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25	40,000	39,419
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	20,000	19,899
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	40,000	46,868
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45	10,000	9,743
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44	10,000	9,971
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 3.50%, 3/15/17	30,000	30,225
McGraw Hill Financial, Inc., 3.30%, 8/14/20	10,000	10,100
Morgan Stanley, 5.00%, 11/24/25	120,000	127,710
Morgan Stanley, MTN, 6.625%, 4/1/18	90,000	98,749
Morgan Stanley, MTN, 5.625%, 9/23/19	80,000	88,392
Morgan Stanley, MTN, 3.70%, 10/23/24	10,000	10,068
		1,224,022
Diversified Telecommunication Services — 0.7%
AT&T, Inc., 2.625%, 12/1/22	50,000	47,508
AT&T, Inc., 3.40%, 5/15/25	50,000	48,156
AT&T, Inc., 6.55%, 2/15/39	42,000	47,325
AT&T, Inc., 4.30%, 12/15/42	40,000	34,303
British Telecommunications plc, 5.95%, 1/15/18	40,000	43,150
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	30,000	30,750
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(2)	20,000	20,131
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	30,000	33,464
Frontier Communications Corp., 8.25%, 4/15/17	10,000	10,538
Frontier Communications Corp., 8.50%, 4/15/20	20,000	20,100
Frontier Communications Corp., 11.00%, 9/15/25(2)	10,000	9,925
Orange SA, 4.125%, 9/14/21	40,000	42,401
Telecom Italia Capital SA, 6.00%, 9/30/34	20,000	18,550
Verizon Communications, Inc., 3.65%, 9/14/18	90,000	94,190

	Shares/ Principal Amount	Value
Verizon Communications, Inc., 3.50%, 11/1/21	$20,000	$20,458
Verizon Communications, Inc., 5.15%, 9/15/23	60,000	66,072
Verizon Communications, Inc., 5.05%, 3/15/34	100,000	99,868
Verizon Communications, Inc., 4.75%, 11/1/41	20,000	18,508
Verizon Communications, Inc., 6.55%, 9/15/43	23,000	27,400
Verizon Communications, Inc., 4.86%, 8/21/46	37,000	35,140
Verizon Communications, Inc., 5.01%, 8/21/54	21,000	19,301
Windstream Services LLC, 7.875%, 11/1/17	20,000	20,560
		807,798
Electrical Equipment†
Belden, Inc., 5.25%, 7/15/24(2)	30,000	27,750
Electronic Equipment, Instruments and Components — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	70,000	71,925
Energy Equipment and Services — 0.1%
Ensco plc, 4.70%, 3/15/21	40,000	32,257
Ensco plc, 5.20%, 3/15/25	10,000	7,132
Halliburton Co., 3.80%, 11/15/25	30,000	29,266
Noble Holding International Ltd., 5.95%, 4/1/25	10,000	6,912
Schlumberger Investment SA, 3.65%, 12/1/23	40,000	40,667
Transocean, Inc., 6.50%, 11/15/20	10,000	6,950
Weatherford International Ltd., 4.50%, 4/15/22	20,000	14,425
		137,609
Food and Staples Retailing — 0.3%
CVS Health Corp., 3.50%, 7/20/22	40,000	40,780
CVS Health Corp., 2.75%, 12/1/22	35,000	34,158
CVS Health Corp., 5.125%, 7/20/45	10,000	10,575
Delhaize Group, 5.70%, 10/1/40	10,000	10,316
Dollar General Corp., 3.25%, 4/15/23	30,000	28,618
Dollar General Corp., 4.15%, 11/1/25	10,000	9,961
Kroger Co. (The), 6.40%, 8/15/17	50,000	53,714
Kroger Co. (The), 3.30%, 1/15/21	50,000	50,841
Wal-Mart Stores, Inc., 2.55%, 4/11/23	10,000	9,876
Wal-Mart Stores, Inc., 4.30%, 4/22/44	80,000	81,767
		330,606
Food Products — 0.1%
Kraft Foods Group, Inc., 5.00%, 6/4/42	20,000	20,211
Kraft Heinz Foods Co., 3.95%, 7/15/25(2)	20,000	20,233
Kraft Heinz Foods Co., 5.20%, 7/15/45(2)	20,000	20,963
Mondelez International, Inc., 4.00%, 2/1/24	30,000	30,997
Tyson Foods, Inc., 4.50%, 6/15/22	30,000	31,995
		124,399
Gas Utilities — 0.6%
Columbia Pipeline Group, Inc., 4.50%, 6/1/25(2)	30,000	27,242
Enbridge Energy Partners LP, 6.50%, 4/15/18	30,000	31,451
Enbridge, Inc., 4.50%, 6/10/44	20,000	13,669
Energy Transfer Equity LP, 7.50%, 10/15/20	30,000	27,900
Energy Transfer Partners LP, 4.15%, 10/1/20	40,000	36,954

	Shares/ Principal Amount	Value
Energy Transfer Partners LP, 3.60%, 2/1/23	$30,000	$24,749
Energy Transfer Partners LP, 6.50%, 2/1/42	20,000	16,312
Enterprise Products Operating LLC, 6.30%, 9/15/17	30,000	31,568
Enterprise Products Operating LLC, 4.85%, 3/15/44	80,000	64,949
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	20,000	20,350
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	30,000	30,639
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	20,000	19,823
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	50,000	41,344
Kinder Morgan, Inc., 7.25%, 6/1/18	20,000	20,778
Kinder Morgan, Inc., 4.30%, 6/1/25	10,000	8,661
Kinder Morgan, Inc., 5.55%, 6/1/45	10,000	7,834
Magellan Midstream Partners LP, 6.55%, 7/15/19	20,000	21,853
MPLX LP, 4.875%, 12/1/24(2)	20,000	18,050
MPLX LP, 4.875%, 6/1/25(2)	20,000	18,000
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	40,000	34,388
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	40,000	33,815
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23	40,000	31,000
TransCanada PipeLines Ltd., 2.50%, 8/1/22	30,000	27,586
Williams Cos., Inc. (The), 3.70%, 1/15/23	20,000	13,835
Williams Cos., Inc. (The), 5.75%, 6/24/44	10,000	5,953
Williams Partners LP, 4.125%, 11/15/20	30,000	26,815
Williams Partners LP, 5.40%, 3/4/44	40,000	26,875
		682,393
Health Care Equipment and Supplies — 0.2%
Becton Dickinson and Co., 3.73%, 12/15/24	40,000	40,442
Medtronic, Inc., 2.50%, 3/15/20	20,000	20,159
Medtronic, Inc., 2.75%, 4/1/23	20,000	19,556
Medtronic, Inc., 3.50%, 3/15/25	50,000	50,651
Medtronic, Inc., 4.375%, 3/15/35	40,000	40,491
St. Jude Medical, Inc., 2.00%, 9/15/18	10,000	9,989
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	20,000	19,775
		201,063
Health Care Providers and Services — 0.4%
Aetna, Inc., 2.75%, 11/15/22	30,000	29,190
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	40,000	40,400
Express Scripts Holding Co., 2.65%, 2/15/17	90,000	90,914
Express Scripts Holding Co., 7.25%, 6/15/19	35,000	40,308
HCA, Inc., 3.75%, 3/15/19	60,000	60,600
NYU Hospitals Center, 4.43%, 7/1/42	20,000	19,054
UnitedHealth Group, Inc., 2.875%, 12/15/21	30,000	30,377
UnitedHealth Group, Inc., 2.875%, 3/15/22	40,000	39,995
UnitedHealth Group, Inc., 3.75%, 7/15/25	20,000	20,661
Universal Health Services, Inc., 7.125%, 6/30/16	30,000	30,787
Universal Health Services, Inc., 4.75%, 8/1/22(2)	20,000	20,250
		422,536

	Shares/ Principal Amount	Value
Hotels, Restaurants and Leisure†
McDonald's Corp., MTN, 4.60%, 5/26/45	$10,000	$9,653
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	30,000	30,900
Wyndham Worldwide Corp., 2.95%, 3/1/17	10,000	10,064
		50,617
Household Durables — 0.1%
D.R. Horton, Inc., 3.625%, 2/15/18	40,000	40,650
Lennar Corp., 4.75%, 12/15/17	30,000	30,975
Lennar Corp., 4.50%, 6/15/19	30,000	30,656
M.D.C. Holdings, Inc., 5.50%, 1/15/24	20,000	20,300
Toll Brothers Finance Corp., 6.75%, 11/1/19	30,000	33,150
TRI Pointe Holdings, Inc. / TRI Pointe Group, Inc., 4.375%, 6/15/19	10,000	9,825
		165,556
Industrial Conglomerates — 0.2%
General Electric Co., 5.25%, 12/6/17	70,000	74,765
General Electric Co., 2.70%, 10/9/22	70,000	69,816
General Electric Co., 4.125%, 10/9/42	30,000	29,374
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24	30,000	29,428
		203,383
Insurance — 0.7%
ACE INA Holdings, Inc., 3.15%, 3/15/25	40,000	39,603
ACE INA Holdings, Inc., 3.35%, 5/3/26	20,000	19,968
Allstate Corp. (The), VRN, 5.75%, 8/15/23	20,000	20,597
American International Group, Inc., 4.875%, 6/1/22	80,000	86,571
American International Group, Inc., 4.50%, 7/16/44	20,000	18,569
American International Group, Inc., MTN, 5.85%, 1/16/18	50,000	53,891
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	30,000	32,744
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	20,000	20,371
Berkshire Hathaway, Inc., 4.50%, 2/11/43	50,000	50,426
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36	10,000	11,540
International Lease Finance Corp., 6.25%, 5/15/19	20,000	21,475
Liberty Mutual Group, Inc., 4.95%, 5/1/22(2)	20,000	21,229
Liberty Mutual Group, Inc., 4.85%, 8/1/44(2)	30,000	27,892
Lincoln National Corp., 6.25%, 2/15/20	40,000	44,989
Markel Corp., 4.90%, 7/1/22	40,000	42,971
Markel Corp., 3.625%, 3/30/23	10,000	9,883
MetLife, Inc., 4.125%, 8/13/42	20,000	19,008
MetLife, Inc., 4.875%, 11/13/43	20,000	21,041
Principal Financial Group, Inc., 3.30%, 9/15/22	10,000	9,997
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	10,000	11,133
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	40,000	44,430
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(2)	20,000	20,116
Travelers Cos., Inc. (The), 4.60%, 8/1/43	20,000	21,061
Travelers Cos., Inc. (The), 4.30%, 8/25/45	10,000	10,106
Voya Financial, Inc., 5.50%, 7/15/22	30,000	33,629
Voya Financial, Inc., 5.70%, 7/15/43	20,000	22,773
WR Berkley Corp., 4.625%, 3/15/22	20,000	21,160

	Shares/ Principal Amount	Value
WR Berkley Corp., 4.75%, 8/1/44	$10,000	$9,617
		766,790
Internet Software and Services†
Netflix, Inc., 5.375%, 2/1/21	40,000	42,200
IT Services — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	20,000	20,799
Fidelity National Information Services, Inc., 4.50%, 10/15/22	30,000	30,593
Fidelity National Information Services, Inc., 3.50%, 4/15/23	20,000	19,128
Xerox Corp., 2.95%, 3/15/17	10,000	10,078
		80,598
Life Sciences Tools and Services — 0.1%
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	25,000	25,423
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	9,000	8,996
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	30,000	32,146
		66,565
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	40,000	39,667
Oshkosh Corp., 5.375%, 3/1/22	50,000	50,250
		89,917
Media — 0.9%
21st Century Fox America, Inc., 3.00%, 9/15/22	30,000	29,609
21st Century Fox America, Inc., 3.70%, 10/15/25(2)	20,000	20,005
21st Century Fox America, Inc., 6.90%, 8/15/39	30,000	35,581
21st Century Fox America, Inc., 4.75%, 9/15/44	30,000	28,959
CBS Corp., 3.50%, 1/15/25	30,000	28,674
CBS Corp., 4.85%, 7/1/42	10,000	9,000
CCO Safari II LLC, 4.91%, 7/23/25(2)	115,000	115,061
Comcast Corp., 4.40%, 8/15/35	20,000	20,159
Comcast Corp., 6.40%, 5/15/38	70,000	87,053
Comcast Corp., 4.75%, 3/1/44	10,000	10,404
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.00%, 3/1/21	40,000	43,199
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 4.45%, 4/1/24	20,000	20,578
Discovery Communications LLC, 5.625%, 8/15/19	25,000	27,229
Discovery Communications LLC, 3.25%, 4/1/23	20,000	18,469
DISH DBS Corp., 7.125%, 2/1/16	10,000	10,037
Embarq Corp., 8.00%, 6/1/36	20,000	20,650
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	20,000	20,058
Lamar Media Corp., 5.375%, 1/15/24	30,000	31,050
NBCUniversal Media LLC, 5.15%, 4/30/20	20,000	22,353
NBCUniversal Media LLC, 4.375%, 4/1/21	60,000	65,248
NBCUniversal Media LLC, 2.875%, 1/15/23	20,000	19,881
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(2)	30,000	29,737
TEGNA, Inc., 5.125%, 7/15/20	57,000	59,280
Time Warner Cable, Inc., 6.75%, 7/1/18	20,000	21,838
Time Warner Cable, Inc., 5.50%, 9/1/41	10,000	9,066

	Shares/ Principal Amount	Value
Time Warner Cable, Inc., 4.50%, 9/15/42	$10,000	$7,875
Time Warner, Inc., 4.70%, 1/15/21	30,000	32,332
Time Warner, Inc., 3.60%, 7/15/25	30,000	29,276
Time Warner, Inc., 7.70%, 5/1/32	40,000	50,061
Time Warner, Inc., 5.35%, 12/15/43	20,000	20,026
Viacom, Inc., 4.50%, 3/1/21	30,000	31,018
Viacom, Inc., 3.125%, 6/15/22	30,000	27,844
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	30,000	29,662
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	20,000	20,448
		1,051,720
Metals and Mining — 0.1%
Barrick North America Finance LLC, 4.40%, 5/30/21	20,000	17,984
Barrick North America Finance LLC, 5.75%, 5/1/43	10,000	7,253
Freeport-McMoRan, Inc., 3.875%, 3/15/23	25,000	14,375
Glencore Finance Canada Ltd., 4.95%, 11/15/21(2)	20,000	16,119
Newmont Mining Corp., 6.25%, 10/1/39	10,000	8,013
Southern Copper Corp., 5.25%, 11/8/42	20,000	14,510
Steel Dynamics, Inc., 6.125%, 8/15/19	30,000	30,375
Vale Overseas Ltd., 5.625%, 9/15/19	45,000	40,838
		149,467
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	30,000	29,809
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	10,000	9,008
CMS Energy Corp., 8.75%, 6/15/19	40,000	47,872
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	20,000	18,525
Constellation Energy Group, Inc., 5.15%, 12/1/20	32,000	34,794
Consumers Energy Co., 2.85%, 5/15/22	10,000	9,912
Consumers Energy Co., 3.375%, 8/15/23	10,000	10,237
Dominion Resources, Inc., 2.75%, 9/15/22	70,000	67,777
Dominion Resources, Inc., 3.625%, 12/1/24	30,000	29,780
Dominion Resources, Inc., 4.90%, 8/1/41	20,000	19,628
Dominion Resources, Inc., VRN, 7.50%, 6/30/16	20,000	16,640
Duke Energy Corp., 1.625%, 8/15/17	30,000	29,973
Duke Energy Corp., 3.55%, 9/15/21	20,000	20,456
Duke Energy Florida LLC, 6.35%, 9/15/37	20,000	25,542
Duke Energy Florida LLC, 3.85%, 11/15/42	20,000	18,743
Duke Energy Progress LLC, 4.15%, 12/1/44	20,000	19,581
Edison International, 3.75%, 9/15/17	40,000	41,283
Exelon Generation Co. LLC, 4.25%, 6/15/22	20,000	20,292
Exelon Generation Co. LLC, 5.60%, 6/15/42	10,000	9,342
FirstEnergy Corp., 2.75%, 3/15/18	20,000	20,101
FirstEnergy Corp., 4.25%, 3/15/23	40,000	40,778
Florida Power & Light Co., 4.125%, 2/1/42	20,000	19,952
Georgia Power Co., 4.30%, 3/15/42	10,000	9,257
IPALCO Enterprises, Inc., 5.00%, 5/1/18	40,000	42,100
MidAmerican Energy Co., 4.40%, 10/15/44	20,000	20,274
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	40,000	38,328

	Shares/ Principal Amount	Value
Nisource Finance Corp., 5.65%, 2/1/45	$20,000	$23,076
PacifiCorp, 6.00%, 1/15/39	20,000	24,315
Potomac Electric Power Co., 3.60%, 3/15/24	20,000	20,710
Progress Energy, Inc., 3.15%, 4/1/22	20,000	19,668
Sempra Energy, 6.50%, 6/1/16	30,000	30,548
Sempra Energy, 2.40%, 3/15/20	10,000	9,787
Sempra Energy, 2.875%, 10/1/22	40,000	38,782
Southern Power Co., 5.15%, 9/15/41	10,000	9,285
Virginia Electric and Power Co., 3.45%, 2/15/24	30,000	30,631
Virginia Electric and Power Co., 4.45%, 2/15/44	10,000	10,308
Xcel Energy, Inc., 4.80%, 9/15/41	10,000	10,083
		897,177
Multiline Retail — 0.1%
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	30,000	27,250
Target Corp., 4.00%, 7/1/42	40,000	39,148
		66,398
Oil, Gas and Consumable Fuels — 0.8%
AmeriGas Partners LP / AmeriGas Finance Corp., 6.25%, 8/20/19	20,000	19,250
Anadarko Petroleum Corp., 5.95%, 9/15/16	10,000	10,277
Anadarko Petroleum Corp., 6.45%, 9/15/36	20,000	19,317
Apache Corp., 4.75%, 4/15/43	20,000	17,243
BP Capital Markets plc, 4.50%, 10/1/20	30,000	32,130
BP Capital Markets plc, 2.75%, 5/10/23	20,000	18,806
California Resources Corp., 5.50%, 9/15/21	30,000	9,600
Chesapeake Energy Corp., 4.875%, 4/15/22	10,000	2,826
Chevron Corp., 2.43%, 6/24/20	10,000	10,017
Cimarex Energy Co., 4.375%, 6/1/24	30,000	26,671
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	30,000	30,336
Concho Resources, Inc., 7.00%, 1/15/21	50,000	49,500
Concho Resources, Inc., 6.50%, 1/15/22	10,000	9,650
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	11,479
Continental Resources, Inc., 5.00%, 9/15/22	40,000	29,550
Devon Energy Corp., 5.00%, 6/15/45	10,000	7,604
Ecopetrol SA, 4.125%, 1/16/25	10,000	8,025
EOG Resources, Inc., 5.625%, 6/1/19	30,000	32,937
EOG Resources, Inc., 4.10%, 2/1/21	20,000	21,113
Exxon Mobil Corp., 2.71%, 3/6/25	40,000	39,188
Hess Corp., 6.00%, 1/15/40	20,000	17,779
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	30,086
Newfield Exploration Co., 5.75%, 1/30/22	20,000	17,800
Noble Energy, Inc., 4.15%, 12/15/21	50,000	48,535
Petroleos Mexicanos, 6.00%, 3/5/20	40,000	41,660
Petroleos Mexicanos, 4.875%, 1/24/22	70,000	67,550
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	8,750
Petroleos Mexicanos, 6.625%, 6/15/35	10,000	8,987
Phillips 66, 4.30%, 4/1/22	50,000	51,538
Phillips 66, 4.65%, 11/15/34	30,000	28,190

	Shares/ Principal Amount	Value
Shell International Finance BV, 2.375%, 8/21/22	$20,000	$19,190
Shell International Finance BV, 3.25%, 5/11/25	20,000	19,567
Shell International Finance BV, 3.625%, 8/21/42	15,000	12,555
Statoil ASA, 2.45%, 1/17/23	40,000	37,994
Statoil ASA, 3.95%, 5/15/43	20,000	18,138
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	30,000	28,950
Talisman Energy, Inc., 7.75%, 6/1/19	20,000	21,570
Total Capital Canada Ltd., 2.75%, 7/15/23	20,000	19,233
Total Capital SA, 2.125%, 8/10/18	20,000	20,072
Whiting Petroleum Corp., 5.00%, 3/15/19	30,000	22,800
		946,463
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(2)	40,000	39,819
Georgia-Pacific LLC, 5.40%, 11/1/20(2)	60,000	66,275
International Paper Co., 6.00%, 11/15/41	10,000	10,522
		116,616
Pharmaceuticals — 0.3%
Actavis Funding SCS, 3.85%, 6/15/24	34,000	34,134
Actavis Funding SCS, 4.55%, 3/15/35	20,000	19,501
Actavis, Inc., 1.875%, 10/1/17	40,000	39,968
Actavis, Inc., 3.25%, 10/1/22	30,000	29,553
Actavis, Inc., 4.625%, 10/1/42	10,000	9,541
Forest Laboratories LLC, 4.875%, 2/15/21(2)	60,000	65,069
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	35,000	35,318
Merck & Co., Inc., 2.40%, 9/15/22	70,000	68,666
Merck & Co., Inc., 3.70%, 2/10/45	10,000	9,322
Roche Holdings, Inc., 3.35%, 9/30/24(2)	20,000	20,503
Sanofi, 4.00%, 3/29/21	21,000	22,509
		354,084
Real Estate Investment Trusts (REITs) — 0.3%
American Tower Corp., 5.05%, 9/1/20	20,000	21,613
DDR Corp., 4.75%, 4/15/18	50,000	52,340
DDR Corp., 3.625%, 2/1/25	20,000	18,918
Essex Portfolio LP, 3.625%, 8/15/22	30,000	29,990
Essex Portfolio LP, 3.375%, 1/15/23	10,000	9,827
Essex Portfolio LP, 3.25%, 5/1/23	10,000	9,718
Hospitality Properties Trust, 4.65%, 3/15/24	60,000	59,177
Hospitality Properties Trust, 4.50%, 3/15/25	20,000	19,240
Host Hotels & Resorts LP, 3.75%, 10/15/23	20,000	19,316
Kilroy Realty LP, 3.80%, 1/15/23	30,000	29,784
Realty Income Corp., 4.125%, 10/15/26	10,000	10,061
Senior Housing Properties Trust, 4.75%, 5/1/24	30,000	29,278
Ventas Realty LP, 4.125%, 1/15/26	20,000	19,977
Ventas Realty LP / Ventas Capital Corp., 4.75%, 6/1/21	30,000	31,991
Welltower, Inc., 2.25%, 3/15/18	10,000	9,997
Welltower, Inc., 3.75%, 3/15/23	20,000	19,684
		390,911

	Shares/ Principal Amount	Value
Road and Rail — 0.3%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	$39,000	$40,696
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	10,000	10,384
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	50,000	47,729
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	10,000	9,101
CSX Corp., 4.25%, 6/1/21	20,000	21,186
CSX Corp., 3.40%, 8/1/24	30,000	29,898
Norfolk Southern Corp., 5.75%, 4/1/18	10,000	10,799
Norfolk Southern Corp., 3.25%, 12/1/21	40,000	39,958
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(2)	10,000	10,071
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22(2)	20,000	19,447
Union Pacific Corp., 4.00%, 2/1/21	20,000	21,394
Union Pacific Corp., 4.75%, 9/15/41	30,000	32,141
		292,804
Semiconductors and Semiconductor Equipment†
Intel Corp., 3.70%, 7/29/25	10,000	10,357
KLA-Tencor Corp., 4.65%, 11/1/24	20,000	20,169
		30,526
Software — 0.2%
Activision Blizzard, Inc., 5.625%, 9/15/21(2)	40,000	42,000
Intuit, Inc., 5.75%, 3/15/17	75,000	78,605
Microsoft Corp., 2.70%, 2/12/25	30,000	29,309
Microsoft Corp., 3.125%, 11/3/25	20,000	20,141
Oracle Corp., 2.50%, 10/15/22	25,000	24,440
Oracle Corp., 3.625%, 7/15/23	30,000	31,077
Oracle Corp., 3.40%, 7/8/24	30,000	30,513
		256,085
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.625%, 6/1/22	30,000	29,999
Home Depot, Inc. (The), 3.35%, 9/15/25	20,000	20,474
Home Depot, Inc. (The), 5.95%, 4/1/41	40,000	49,870
Lowe's Cos., Inc., 3.375%, 9/15/25	7,000	7,121
United Rentals North America, Inc., 4.625%, 7/15/23	20,000	20,025
		127,489
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18	30,000	29,775
Apple, Inc., 2.85%, 5/6/21	30,000	30,760
Apple, Inc., 3.45%, 5/6/24	40,000	41,486
Hewlett Packard Enterprise Co., 3.60%, 10/15/20(2)	50,000	50,174
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(2)	20,000	19,679
HP, Inc., 4.30%, 6/1/21	25,000	24,798
Seagate HDD Cayman, 4.75%, 6/1/23	50,000	43,834
		240,506
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 6.375%, 12/15/20	40,000	41,410
L Brands, Inc., 6.90%, 7/15/17	20,000	21,450

	Shares/ Principal Amount	Value
PVH Corp., 4.50%, 12/15/22	$30,000	$29,475
		92,335
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	70,000	68,354
Philip Morris International, Inc., 4.125%, 5/17/21	40,000	42,536
Reynolds American, Inc., 4.45%, 6/12/25	40,000	41,936
		152,826
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 6.00%, 12/1/16	30,000	29,906
Sprint Communications, Inc., 9.00%, 11/15/18(2)	40,000	42,200
T-Mobile USA, Inc., 6.46%, 4/28/19	40,000	41,293
Vodafone Group plc, 5.625%, 2/27/17	50,000	52,219
		165,618
TOTAL CORPORATE BONDS (Cost $15,142,878)		15,036,505
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(3) — 10.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.5%
FHLMC, VRN, 1.76%, 1/15/16	26,799	27,277
FHLMC, VRN, 1.84%, 1/15/16	65,147	66,468
FHLMC, VRN, 1.97%, 1/15/16	46,137	47,252
FHLMC, VRN, 1.97%, 1/15/16	32,884	33,614
FHLMC, VRN, 2.04%, 1/15/16	96,639	98,012
FHLMC, VRN, 2.32%, 1/15/16	91,660	92,222
FHLMC, VRN, 2.40%, 1/15/16	48,651	51,554
FHLMC, VRN, 2.49%, 1/15/16	111,234	117,343
FHLMC, VRN, 2.53%, 1/15/16	15,206	15,981
FHLMC, VRN, 2.57%, 1/15/16	18,455	19,557
FHLMC, VRN, 2.59%, 1/15/16	25,037	26,546
FHLMC, VRN, 2.63%, 1/15/16	18,447	19,580
FHLMC, VRN, 2.86%, 1/15/16	17,711	18,109
FHLMC, VRN, 2.92%, 1/15/16	57,148	60,570
FHLMC, VRN, 3.27%, 1/15/16	32,499	34,269
FHLMC, VRN, 3.74%, 1/15/16	23,042	24,056
FHLMC, VRN, 4.05%, 1/15/16	26,573	27,662
FHLMC, VRN, 4.22%, 1/15/16	35,908	37,607
FHLMC, VRN, 4.72%, 1/15/16	15,730	16,517
FHLMC, VRN, 5.12%, 1/15/16	11,497	12,072
FHLMC, VRN, 5.78%, 1/15/16	41,523	43,872
FHLMC, VRN, 5.96%, 1/15/16	30,381	32,010
FHLMC, VRN, 6.15%, 1/15/16	21,467	22,673
FNMA, VRN, 2.02%, 1/25/16	53,751	56,157
FNMA, VRN, 2.02%, 1/25/16	113,666	118,000
FNMA, VRN, 2.06%, 1/25/16	138,348	144,900
FNMA, VRN, 2.07%, 1/25/16	76,774	80,469
FNMA, VRN, 2.07%, 1/25/16	56,924	59,010
FNMA, VRN, 2.07%, 1/25/16	59,209	61,221
FNMA, VRN, 2.33%, 1/25/16	16,767	17,909

	Shares/ Principal Amount	Value
FNMA, VRN, 2.44%, 1/25/16	$19,765	$20,860
FNMA, VRN, 2.45%, 1/25/16	59,179	62,684
FNMA, VRN, 2.65%, 1/25/16	15,381	16,274
FNMA, VRN, 2.69%, 1/25/16	57,464	58,601
FNMA, VRN, 3.36%, 1/25/16	33,533	34,830
FNMA, VRN, 3.61%, 1/25/16	40,386	42,097
FNMA, VRN, 3.91%, 1/25/16	31,957	33,420
FNMA, VRN, 5.06%, 1/25/16	25,262	26,700
		1,777,955
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.1%
FHLMC, 6.50%, 6/1/16	1,649	1,655
FHLMC, 6.50%, 6/1/16	1,057	1,064
FHLMC, 4.50%, 1/1/19	46,633	48,174
FHLMC, 6.50%, 1/1/28	4,387	5,038
FHLMC, 6.50%, 6/1/29	5,075	5,784
FHLMC, 8.00%, 7/1/30	4,965	6,207
FHLMC, 5.50%, 12/1/33	121,460	135,759
FHLMC, 5.50%, 1/1/38	20,924	23,321
FHLMC, 6.00%, 8/1/38	22,897	25,950
FHLMC, 6.50%, 7/1/47	2,155	2,374
FNMA, 3.50%, 1/13/16(4)	900,000	928,327
FNMA, 4.00%, 1/13/16(4)	300,000	317,397
FNMA, 4.50%, 1/13/16(4)	225,000	242,966
FNMA, 4.50%, 5/1/19	21,642	22,538
FNMA, 4.50%, 5/1/19	29,838	30,987
FNMA, 6.50%, 1/1/28	4,397	5,028
FNMA, 6.50%, 1/1/29	9,956	11,388
FNMA, 7.50%, 7/1/29	27,331	30,920
FNMA, 7.50%, 9/1/30	4,431	5,246
FNMA, 5.00%, 7/1/31	159,895	176,647
FNMA, 6.50%, 1/1/32	7,820	8,946
FNMA, 5.50%, 6/1/33	31,574	35,445
FNMA, 5.50%, 8/1/33	74,593	83,967
FNMA, 5.00%, 11/1/33	198,642	219,835
FNMA, 5.50%, 1/1/34	68,376	76,986
FNMA, 5.00%, 4/1/35	162,589	179,539
FNMA, 4.50%, 9/1/35	103,112	111,876
FNMA, 5.00%, 2/1/36	163,170	180,105
FNMA, 5.50%, 1/1/37	119,376	133,610
FNMA, 5.50%, 2/1/37	28,763	32,187
FNMA, 6.00%, 7/1/37	158,749	179,496
FNMA, 6.50%, 8/1/37	48,852	54,194
FNMA, 5.00%, 4/1/40	256,159	282,689
FNMA, 5.00%, 6/1/40	196,904	217,271
FNMA, 3.50%, 1/1/41	503,422	520,654
FNMA, 4.00%, 1/1/41	684,408	730,506
FNMA, 4.50%, 1/1/41	272,587	297,913

	Shares/ Principal Amount	Value
FNMA, 4.00%, 5/1/41	$171,384	$181,946
FNMA, 5.00%, 6/1/41	217,581	240,141
FNMA, 4.50%, 7/1/41	211,135	229,697
FNMA, 4.50%, 9/1/41	55,399	59,960
FNMA, 4.00%, 12/1/41	268,921	286,360
FNMA, 4.00%, 1/1/42	298,206	316,531
FNMA, 4.00%, 1/1/42	76,188	80,842
FNMA, 3.50%, 5/1/42	501,308	518,481
FNMA, 3.50%, 6/1/42	113,485	117,437
FNMA, 3.50%, 5/1/45	968,590	1,000,880
FNMA, 6.50%, 8/1/47	6,943	7,720
FNMA, 6.50%, 8/1/47	2,832	3,151
FNMA, 6.50%, 9/1/47	12,975	14,449
FNMA, 6.50%, 9/1/47	717	798
FNMA, 6.50%, 9/1/47	4,874	5,425
FNMA, 6.50%, 9/1/47	7,085	7,889
FNMA, 6.50%, 9/1/47	1,892	2,105
GNMA, 3.50%, 1/21/16(4)	525,000	547,151
GNMA, 4.00%, 1/21/16(4)	546,000	579,725
GNMA, 7.00%, 4/20/26	14,799	17,282
GNMA, 7.50%, 8/15/26	9,335	11,124
GNMA, 7.00%, 2/15/28	3,781	3,829
GNMA, 7.50%, 2/15/28	3,769	3,839
GNMA, 6.50%, 5/15/28	778	891
GNMA, 6.50%, 5/15/28	2,041	2,337
GNMA, 7.00%, 12/15/28	5,660	5,870
GNMA, 7.00%, 5/15/31	27,745	33,081
GNMA, 5.50%, 11/15/32	74,705	84,951
GNMA, 4.50%, 1/15/40	73,875	79,842
GNMA, 4.50%, 5/20/41	196,786	214,418
GNMA, 4.50%, 6/15/41	93,783	102,973
GNMA, 4.00%, 12/15/41	344,717	365,932
GNMA, 3.50%, 7/20/42	134,279	140,401
		10,639,447
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $12,160,101)		12,417,402
U.S. TREASURY SECURITIES — 10.8%
U.S. Treasury Bonds, 4.75%, 2/15/37	140,000	185,342
U.S. Treasury Bonds, 3.50%, 2/15/39	480,000	530,106
U.S. Treasury Bonds, 4.375%, 11/15/39	510,000	640,311
U.S. Treasury Bonds, 3.125%, 11/15/41	50,000	51,568
U.S. Treasury Bonds, 2.75%, 11/15/42	650,000	618,652
U.S. Treasury Bonds, 2.875%, 5/15/43	450,000	437,991
U.S. Treasury Bonds, 3.125%, 8/15/44	270,000	275,476
U.S. Treasury Bonds, 3.00%, 11/15/44	180,000	179,051
U.S. Treasury Bonds, 2.50%, 2/15/45	80,000	71,653
U.S. Treasury Notes, 0.75%, 10/31/17	300,000	298,456

	Shares/ Principal Amount	Value
U.S. Treasury Notes, 1.00%, 2/15/18	$970,000	$967,188
U.S. Treasury Notes, 1.00%, 3/15/18	500,000	498,376
U.S. Treasury Notes, 2.625%, 4/30/18	85,000	87,907
U.S. Treasury Notes, 1.375%, 9/30/18	700,000	702,445
U.S. Treasury Notes, 1.25%, 11/15/18	1,200,000	1,198,405
U.S. Treasury Notes, 1.625%, 7/31/19	250,000	250,956
U.S. Treasury Notes, 1.50%, 10/31/19	1,850,000	1,844,789
U.S. Treasury Notes, 1.50%, 11/30/19	450,000	448,347
U.S. Treasury Notes, 1.25%, 1/31/20	200,000	196,980
U.S. Treasury Notes, 1.375%, 2/29/20	150,000	148,324
U.S. Treasury Notes, 1.375%, 3/31/20	200,000	197,602
U.S. Treasury Notes, 1.375%, 4/30/20	200,000	197,478
U.S. Treasury Notes, 1.375%, 9/30/20	800,000	786,449
U.S. Treasury Notes, 1.375%, 10/31/20	700,000	687,874
U.S. Treasury Notes, 2.00%, 11/30/20	250,000	252,645
U.S. Treasury Notes, 2.00%, 10/31/21	150,000	150,470
U.S. Treasury Notes, 2.00%, 2/15/25	450,000	439,922
U.S. Treasury Notes, 2.00%, 8/15/25	250,000	243,775
TOTAL U.S. TREASURY SECURITIES (Cost $12,488,940)		12,588,538
COLLATERALIZED MORTGAGE OBLIGATIONS(3) — 2.1%
Private Sponsor Collateralized Mortgage Obligations — 2.0%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	6,759	7,096
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 2.76%, 1/1/16	61,612	61,649
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	84,627	68,129
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 2.77%, 1/1/16	19,576	19,473
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	6,474	6,465
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 2.86%, 1/1/16	59,788	59,341
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	18,164	18,953
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.29%, 1/1/16	77,271	76,796
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.07%, 1/1/16	47,264	46,679
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 2.78%, 1/1/16	16,620	16,451
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.42%, 1/1/16	47,577	47,888
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	2,521	2,490
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.60%, 1/1/16	86,714	85,596
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.36%, 1/1/16	20,118	19,929
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.59%, 1/1/16	23,530	22,601

	Shares/ Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.31%, 1/1/16	$49,447	$48,222
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 2.69%, 1/1/16	40,246	40,014
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.74%, 1/1/16	62,015	61,587
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.81%, 1/1/16	90,636	92,959
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 2.81%, 1/1/16	43,397	43,798
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 2.53%, 1/1/16	25,360	25,116
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.68%, 1/1/16	15,898	15,839
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.69%, 1/1/16	31,185	31,447
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 1/1/16(2)	55,383	54,934
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.77%, 1/1/16	72,993	74,862
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	13,896	14,337
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.31%, 1/25/16	32,521	32,195
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.50%, 1/1/16	64,626	63,531
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.39%, 1/1/16	11,387	11,371
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/16	20,787	20,900
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(2)	35,131	36,007
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 2.54%, 1/1/16	20,072	20,111
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 2.48%, 1/1/16	123,373	123,328
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.16%, 1/25/16	26,756	24,904
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.44%, 1/1/16	145,943	145,181
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-K, Class 2A6, VRN, 2.74%, 1/1/16	9,520	9,617
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 2.74%, 1/1/16	34,030	34,909
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.85%, 1/1/16	40,881	40,946
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	26,964	27,519
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-3, Class A12, 5.50%, 5/25/35	25,795	26,293
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	49,006	51,545
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 2.74%, 1/1/16	110,529	113,111
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 2.74%, 1/1/16	35,441	36,499

	Shares/ Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.74%, 1/1/16	$68,595	$69,992
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 2.74%, 1/1/16	13,251	13,128
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.74%, 1/1/16	26,173	26,676
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.71%, 1/1/16	30,466	30,754
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR2, Class 3A1, VRN, 2.64%, 1/1/16	20,000	20,242
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 2.74%, 1/1/16	66,295	66,466
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	37,502	38,257
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	26,939	27,876
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	21,914	22,563
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	19,586	20,233
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	9,627	10,040
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.26%, 1/1/16	24,354	24,171
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	50,342	53,250
		2,304,266
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	91,230	98,423
FNMA, Series 2014-M3, Class ASQ2, 0.56%, 3/25/16	436	436
		98,859
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,414,557)		2,403,125
COMMERCIAL MORTGAGE-BACKED SECURITIES(3) — 2.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(2)	150,000	149,560
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.13%, 1/15/16(2)	125,000	124,517
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(2)	100,000	98,463
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.28%, 1/15/16(2)	216,050	212,711
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.13%, 1/15/16(2)	150,000	148,508
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, 4.43%, 2/10/47	125,000	133,804
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 1/1/16	125,000	131,228
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, 4.19%, 9/10/47	150,000	156,535
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class B, VRN, 3.24%, 1/1/16(2)	50,000	48,714
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, 3.60%, 3/10/48	100,000	99,638
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(2)	175,000	172,774

	Shares/ Principal Amount	Value
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/16(2)	$275,000	$274,408
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 1/1/16	75,000	76,975
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	50,000	53,339
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	75,000	80,113
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.23%, 1/15/16(2)	150,000	149,267
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A SEQ, 3.35%, 7/13/29(2)	125,000	127,776
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 1/1/16(2)	125,000	125,431
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,368,162)		2,363,761
ASSET-BACKED SECURITIES(3) — 1.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(2)	100,000	101,176
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21(2)	100,000	98,865
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 0.69%, 1/15/16	125,000	124,912
BMW Floorplan Master Owner Trust, Series 2015-1A, Class A, VRN, 0.83%, 1/15/16(2)	125,000	124,299
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 0.69%, 1/7/16(2)	114,646	114,275
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.31%, 1/22/16(2)	100,000	100,035
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(2)	38,210	38,093
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(2)	150,000	149,064
Harley-Davidson Motorcycle Trust, Series 2014-1, Class A2B, VRN, 0.50%, 1/15/16	47,002	46,959
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 0.69%, 1/11/16(2)	120,100	119,819
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(2)	36,191	35,757
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	151,080	148,330
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.35%, 1/17/16(2)	75,000	73,554
Invitation Homes Trust, Series 2015-SFR1, Class A, VRN, 1.80%, 1/17/16(2)	98,100	97,223
John Deere Owner Trust, Series 2014-A, Class A3 SEQ, 0.92%, 4/16/18	94,576	94,386
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(2)	73,826	73,112
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(2)	91,817	90,603
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(2)	122,987	122,008
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(2)	79,219	78,342
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 0.66%, 1/15/16	125,000	124,974

	Shares/ Principal Amount	Value
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	$18,092	$18,251
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(2)	99,056	98,967
TOTAL ASSET-BACKED SECURITIES (Cost $2,085,352)		2,073,004
MUNICIPAL SECURITIES — 0.6%
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S-1, (Building Bonds), 6.92%, 4/1/40	40,000	52,829
California GO, (Building Bonds), 7.55%, 4/1/39	20,000	29,149
California GO, (Building Bonds), 7.30%, 10/1/39	30,000	42,023
California GO, (Building Bonds), 7.60%, 11/1/40	5,000	7,452
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	40,000	37,972
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	20,000	26,255
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	20,000	24,162
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	15,000	19,917
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	40,000	46,914
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	40,000	56,994
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	20,000	27,617
Ohio Water Development Authority Pollution Control Rev., Series 2010 B-2, (Building Bonds), 4.88%, 12/1/34	30,000	33,711
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	20,000	25,195
Port Authority of New York & New Jersey Rev., (Consolidated Bonds), 4.46%, 10/1/62	45,000	43,005
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	40,000	47,669
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	25,000	30,455
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	25,000	28,565
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	25,000	30,483
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 FG, (Building Bonds), 6.95%, 11/1/50	20,000	28,051
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	30,000	36,049
TOTAL MUNICIPAL SECURITIES (Cost $581,200)		674,467
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FNMA, 2.625%, 9/6/24	90,000	91,117
FNMA, 6.625%, 11/15/30	330,000	468,288
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $523,367)		559,405
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.4%
Canada†
Province of Ontario Canada, 1.00%, 7/22/16	30,000	30,012

	Shares/ Principal Amount	Value
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21	$30,000	$30,225
Italy†
Italy Government International Bond, 6.875%, 9/27/23	30,000	36,969
Mexico — 0.2%
Mexico Government International Bond, MTN, 5.95%, 3/19/19	120,000	133,350
Mexico Government International Bond, 5.125%, 1/15/20	70,000	76,475
Mexico Government International Bond, MTN, 4.75%, 3/8/44	60,000	54,810
		264,635
Peru — 0.1%
Peruvian Government International Bond, 6.55%, 3/14/37	10,000	11,600
Peruvian Government International Bond, 5.625%, 11/18/50	30,000	30,675
		42,275
Poland — 0.1%
Poland Government International Bond, 5.125%, 4/21/21	35,000	39,029
Poland Government International Bond, 3.00%, 3/17/23	10,000	9,919
		48,948
South Korea†
Korea Development Bank (The), 3.25%, 3/9/16	20,000	20,082
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	20,000	15,600
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $474,798)		488,746
TEMPORARY CASH INVESTMENTS — 1.1%
SSgA U.S. Government Money Market Fund, Class N	596,913	596,913
State Street Institutional Liquid Reserves Fund, Premier Class	637,705	637,705
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,234,618)		1,234,618
TOTAL INVESTMENT SECURITIES — 102.1% (Cost $109,384,145)		119,103,786
OTHER ASSETS AND LIABILITIES — (2.1)%		(2,400,634)
TOTAL NET ASSETS — 100.0%		$116,703,152

NOTES TO SCHEDULE OF INVESTMENTS
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $4,234,808, which represented 3.6% of total net assets.

(3)	Final maturity date indicated, unless otherwise noted.

(4)	Forward commitment. Settlement date is indicated.
See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $109,384,145)	$119,103,786
Receivable for investments sold	23,610
Receivable for capital shares sold	4,437
Dividends and interest receivable	397,353
119,529,186

Liabilities
Payable for investments purchased	2,637,628
Payable for capital shares redeemed	106,404
Accrued management fees	82,002
2,826,034

Net Assets	$116,703,152

Class I Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	16,835,409

Net Asset Value Per Share	$6.93

Net Assets Consist of:
Capital (par value and paid-in surplus)	$102,293,660
Undistributed net investment income	87,001
Undistributed net realized gain	4,602,850
Net unrealized appreciation	9,719,641
$116,703,152

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $514)	$1,600,049
Interest	1,384,377
2,984,426

Expenses:
Management fees	1,122,373
Directors' fees and expenses	4,531
Other expenses	1,318
1,128,222
Fees waived	(114,770)
1,013,452

Net investment income (loss)	1,970,974

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,158,649
Futures contract transactions	5,921
5,164,570

Change in net unrealized appreciation (depreciation) on investments	(10,228,986)

Net realized and unrealized gain (loss)	(5,064,416)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,093,442)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$1,970,974	$1,968,998
Net realized gain (loss)	5,164,570	12,264,822
Change in net unrealized appreciation (depreciation)	(10,228,986)	(1,561,476)
Net increase (decrease) in net assets resulting from operations	(3,093,442)	12,672,344

Distributions to Shareholders
From net investment income	(2,144,865)	(2,050,083)
From net realized gains	(11,983,170)	(11,618,914)
Decrease in net assets from distributions	(14,128,035)	(13,668,997)

Capital Share Transactions
Proceeds from shares sold	14,796,078	17,827,282
Proceeds from reinvestment of distributions	14,128,035	13,668,997
Payments for shares redeemed	(33,154,807)	(25,000,225)
Net increase (decrease) in net assets from capital share transactions	(4,230,694)	6,496,054

Net increase (decrease) in net assets	(21,452,171)	5,499,401

Net Assets
Beginning of period	138,155,323	132,655,922
End of period	$116,703,152	$138,155,323

Undistributed net investment income	$87,001	$142,985

Transactions in Shares of the Fund
Sold	1,990,222	2,296,254
Issued in reinvestment of distributions	1,946,658	1,828,353
Redeemed	(4,446,554)	(3,207,224)
Net increase (decrease) in shares of the fund	(509,674)	917,383

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90%. From January 1, 2015 through July 31, 2015, the investment advisor voluntarily agreed to waive 0.10% of the fund's management fee. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee before waiver for the year ended December 31, 2015 was 0.90%. The effective annual management fee after waiver for the year ended December 31, 2015 was 0.81%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2015 totaled $119,066,868, of which $45,303,417 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 totaled $131,644,829, of which $48,168,334 represented U.S. Treasury and Government Agency obligations.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$69,264,215	—	—
Corporate Bonds	—	$15,036,505	—
U.S. Government Agency Mortgage-Backed Securities	—	12,417,402	—
U.S. Treasury Securities	—	12,588,538	—
Collateralized Mortgage Obligations	—	2,403,125	—
Commercial Mortgage-Backed Securities	—	2,363,761	—
Asset-Backed Securities	—	2,073,004	—
Municipal Securities	—	674,467	—
U.S. Government Agency Securities	—	559,405	—
Sovereign Governments and Agencies	—	488,746	—
Temporary Cash Investments	1,234,618	—	—
	$70,498,833	$48,604,953	—

6. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 6 contracts.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2015, the effect of interest rate risk derivative instruments on the Statement of Operations was $5,921 in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$4,715,244	$7,044,135
Long-term capital gains	$9,412,791	$6,624,862

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$109,848,521
Gross tax appreciation of investments	$11,938,672
Gross tax depreciation of investments	(2,683,407)
Net tax appreciation (depreciation) of investments	$9,255,265
Other book-to-tax adjustments	$(5,257)
Undistributed ordinary income	$87,001
Accumulated long-term gains	$5,072,483

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$7.97	0.12	(0.29)	(0.17)	(0.13)	(0.74)	(0.87)	$6.93	(2.57)%	0.81%	0.90%	1.58%	1.49%	95%	$116,703
2014	$8.08	0.11	0.62	0.73	(0.12)	(0.72)	(0.84)	$7.97	9.85%	0.86%	0.90%	1.47%	1.43%	67%	$138,155
2013	$7.13	0.12	1.10	1.22	(0.12)	(0.15)	(0.27)	$8.08	17.43%	0.90%	0.90%	1.52%	1.52%	75%	$132,656
2012	$6.51	0.14	0.63	0.77	(0.15)	—	(0.15)	$7.13	11.80%	0.90%	0.90%	1.99%	1.99%	84%	$119,822
2011	$6.30	0.12	0.21	0.33	(0.12)	—	(0.12)	$6.51	5.33%	0.90%	0.90%	1.91%	1.91%	74%	$112,910

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Balanced Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,443,570, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,569,857 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2015.

The fund hereby designates $9,412,791, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2015.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88142 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP Capital Appreciation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	1.93%	9.37%	9.98%	8.55%	11/20/87
Russell Midcap Growth Index	—	-0.20%	11.53%	8.16%	11.20%(1)	—
Class II	AVCWX	1.73%	—	—	7.36%	4/25/14

(1)	Since November 30, 1987, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class I — $25,908

Russell Midcap Growth Index — $21,914

Total Annual Fund Operating Expenses
Class I	Class II
1.00%	1.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

VP Capital Appreciation returned 1.93%* for the 12 months ended December 31, 2015, outperforming its benchmark, the Russell Midcap Growth Index, which declined -0.20%.

Midcap stocks struggled during a year of volatility, ending near where they began. Within the Russell Midcap Growth Index, sector performance was mixed, with energy plunging steeply while utilities posted a narrower double-digit loss. Materials and industrials lost ground as investors worried about global growth. Consumer discretionary and telecommunication services stocks also fell. Consumer staples and health care were the strongest sectors during the year. Financials and information technology were modestly higher.

VP Capital Appreciation outpaced the Russell Midcap Growth benchmark, aided significantly by stock selection in the information technology sector. Stock decisions in the consumer discretionary, materials, and energy sectors were also helpful. Stock selection in the financials, industrials, and health care sectors detracted from relative performance.

Information Technology Stocks Led Contributors

The fund’s largest source of outperformance came from stock selection in the information technology sector, especially among semiconductor and semiconductor equipment and software companies. An overweight allocation to software also helped. Video game maker Electronic Arts was a top contributor. The company continued to execute, reporting strong results consistent with our investment thesis of improving operating margins driven by cost controls, a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. Semiconductor firm Avago Technologies was another top contributor. The company makes components for smartphones and other electronic devices and continued to post accelerating revenue growth and margin improvement on strength in its wireless business, primarily from Apple and Samsung. The stock also benefited from investor enthusiasm for the company's pending acquisition of Broadcom.

Stock selection in the consumer discretionary sector aided performance, led by textiles, apparel, and luxury goods companies. Sports apparel maker Under Armour was a top contributor in the sector, despite late-year weakness as the warm early winter hurt sales of its cold-weather gear. The company is gaining market share and is being aided by strong growth outside the U.S.

Among other leading contributors, Constellation Brands, a producer and marketer of beer, wine, and spirits, performed well as the company continued to see very strong sales volume and pricing in its Corona and Modelo brands. The company added to its beer brands by acquiring San Diego-based craft brewer Ballast Point Brewing and Spirits. In the industrials sector, Acuity Brands was a top contributor. The company reported strong earnings due to trends in LED lighting as non-commercial construction rebounds.

*
All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Financials and Health Care Led Detractors

Financials detracted largely due to not owning real estate investment trusts (REITs), which are likely to falter as rates move higher. An overweight in investment management firm Affiliated Managers Group detracted. Affiliated Managers, which owns a number of asset managers, experienced outflows, especially in its international products. The firm also owns Third Avenue Management, which had to close its high-yield fund due to very high redemptions.

In health care, stock selection among pharmaceuticals and biotechnology companies hurt performance. Specialty pharmaceutical firm Horizon Pharma, which is not in the index, detracted despite reporting solid results as the stock was caught up in the late sector sell-off that was sparked by increased scrutiny of high prescription drug prices. The holding was eliminated.

Stock selection in the industrials sector detracted from relative performance, especially among road and rail companies and airlines. The rail industry has been affected by a number of factors, including oil prices, weather, and West Coast port strikes. Portfolio-only position Canadian Pacific Railway declined as oil prices weighed on its crude-by-rail business. Kansas City Southern was hurt by currency headwinds in Mexico and was eliminated. Spirit Airlines suffered from competition with Southwest Airlines, which is ramping up capacity in Dallas, a key hub for Spirit.

Outlook

The fund's investment process focuses primarily on medium-sized companies with accelerating earnings growth rates and share price momentum. The portfolio’s sector positioning is largely due to individual stock selection.

As of December 31, 2015, the largest overweight allocation relative to the benchmark was in the telecommunication services sector, due to the portfolio’s holding of SBA Communications. The portfolio was also overweight industrials, where stock decisions have led us to select machinery and road and rail companies.

The portfolio was underweight financials and materials. We continue to avoid REITs, which are likely to be negatively impacted by rising rates. The materials sector underweight reflects limited exposure to chemicals firms.

5

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
Constellation Brands, Inc., Class A	3.0%
SBA Communications Corp., Class A	2.9%
Electronic Arts, Inc.	2.9%
Teleflex, Inc.	2.5%
Middleby Corp. (The)	2.0%
Mohawk Industries, Inc.	1.9%
Snap-On, Inc.	1.9%
Affiliated Managers Group, Inc.	1.8%
Zoetis, Inc.	1.8%
Canadian Pacific Railway Ltd., New York Shares	1.7%

Top Five Industries	% of net assets
Software	7.1%
Specialty Retail	6.2%
Machinery	5.9%
Health Care Equipment and Supplies	5.3%
Household Durables	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.6%
Temporary Cash Investments	1.4%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1)7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$949.40	$4.91	1.00%
Class I (before waiver)	$1,000	$949.40(2)	$4.96	1.01%
Class II (after waiver)	$1,000	$948.10	$5.65	1.15%
Class II (before waiver)	$1,000	$948.10(2)	$5.70	1.16%
Hypothetical
Class I (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Class I (before waiver)	$1,000	$1,020.11	$5.14	1.01%
Class II (after waiver)	$1,000	$1,019.41	$5.85	1.15%
Class II (before waiver)	$1,000	$1,019.36	$5.90	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 98.6%
Aerospace and Defense — 0.2%
B/E Aerospace, Inc.	18,549	$785,921
Airlines — 1.8%
Alaska Air Group, Inc.	47,568	3,829,700
American Airlines Group, Inc.	58,553	2,479,720
Spirit Airlines, Inc.(1)	51,164	2,038,885
		8,348,305
Auto Components — 1.2%
Delphi Automotive plc	67,426	5,780,431
Automobiles — 0.4%
Tesla Motors, Inc.(1)	8,626	2,070,326
Banks — 2.2%
BankUnited, Inc.	81,623	2,943,326
Signature Bank(1)	29,765	4,565,058
SVB Financial Group(1)	21,498	2,556,112
		10,064,496
Beverages — 3.8%
Brown-Forman Corp., Class B	39,412	3,912,823
Constellation Brands, Inc., Class A	97,654	13,909,836
		17,822,659
Biotechnology — 2.8%
BioMarin Pharmaceutical, Inc.(1)	54,598	5,719,686
Incyte Corp.(1)	41,199	4,468,032
Vertex Pharmaceuticals, Inc.(1)	22,179	2,790,784
		12,978,502
Building Products — 1.1%
Lennox International, Inc.	40,596	5,070,440
Capital Markets — 2.5%
Affiliated Managers Group, Inc.(1)	51,389	8,209,907
SEI Investments Co.	67,184	3,520,441
		11,730,348
Chemicals — 0.8%
Axalta Coating Systems Ltd.(1)	142,807	3,805,807
Commercial Services and Supplies — 1.1%
KAR Auction Services, Inc.	140,505	5,202,900
Communications Equipment — 1.6%
Motorola Solutions, Inc.	111,525	7,633,886
Consumer Finance — 1.0%
Discover Financial Services	85,127	4,564,510
Containers and Packaging — 2.2%
Ball Corp.	102,299	7,440,206
Berry Plastics Group, Inc.(1)	83,181	3,009,489
		10,449,695
Distributors — 1.0%
LKQ Corp.(1)	160,123	4,744,444

8

	Shares	Value
Diversified Financial Services — 1.2%
McGraw Hill Financial, Inc.	58,260	$5,743,271
Electrical Equipment — 1.9%
Acuity Brands, Inc.	18,474	4,319,221
AMETEK, Inc.	87,042	4,664,581
		8,983,802
Electronic Equipment, Instruments and Components — 1.1%
TE Connectivity Ltd.	78,140	5,048,625
Food and Staples Retailing — 1.3%
Costco Wholesale Corp.	36,538	5,900,887
Food Products — 3.0%
Hain Celestial Group, Inc. (The)(1)	65,775	2,656,652
J.M. Smucker Co. (The)	25,090	3,094,601
Kellogg Co.	61,197	4,422,707
TreeHouse Foods, Inc.(1)	19,975	1,567,238
WhiteWave Foods Co. (The), Class A(1)	62,049	2,414,327
		14,155,525
Health Care Equipment and Supplies — 5.3%
Baxter International, Inc.	63,351	2,416,841
DexCom, Inc.(1)	43,772	3,584,927
Hologic, Inc.(1)	91,295	3,532,203
NuVasive, Inc.(1)	65,169	3,526,295
Teleflex, Inc.	87,918	11,556,821
		24,617,087
Health Care Providers and Services — 3.7%
AmerisourceBergen Corp.	61,006	6,326,932
Universal Health Services, Inc., Class B	45,636	5,453,046
VCA, Inc.(1)	98,289	5,405,895
		17,185,873
Hotels, Restaurants and Leisure — 2.2%
Buffalo Wild Wings, Inc.(1)	9,329	1,489,375
Chipotle Mexican Grill, Inc.(1)	3,451	1,655,962
Hilton Worldwide Holdings, Inc.	173,844	3,720,262
Papa John's International, Inc.	58,316	3,258,115
		10,123,714
Household Durables — 5.0%
Harman International Industries, Inc.	44,402	4,183,112
Jarden Corp.(1)	107,010	6,112,411
Mohawk Industries, Inc.(1)	47,046	8,910,042
Newell Rubbermaid, Inc.	91,510	4,033,761
		23,239,326
Internet and Catalog Retail — 1.7%
Expedia, Inc.	63,487	7,891,434
Internet Software and Services — 3.0%
CoStar Group, Inc.(1)	37,945	7,842,852
LinkedIn Corp., Class A(1)	27,311	6,147,160
		13,990,012
IT Services — 4.3%
Alliance Data Systems Corp.(1)	28,418	7,859,566
Sabre Corp.	208,405	5,829,088
Vantiv, Inc., Class A(1)	134,613	6,383,349
		20,072,003

9

	Shares	Value
Leisure Products — 0.9%
Brunswick Corp.	82,510	$4,167,580
Machinery — 5.9%
Ingersoll-Rand plc	64,361	3,558,520
ITT Corp.	64,358	2,337,483
Middleby Corp. (The)(1)	87,201	9,406,372
Snap-On, Inc.	51,885	8,894,645
WABCO Holdings, Inc.(1)	31,919	3,264,037
		27,461,057
Media — 1.5%
Charter Communications, Inc., Class A(1)	38,101	6,976,293
Multiline Retail — 2.3%
Burlington Stores, Inc.(1)	80,091	3,435,904
Dollar Tree, Inc.(1)	97,701	7,544,471
		10,980,375
Oil, Gas and Consumable Fuels — 1.2%
Concho Resources, Inc.(1)	41,224	3,828,061
Gulfport Energy Corp.(1)	63,662	1,564,175
		5,392,236
Pharmaceuticals — 1.8%
Zoetis, Inc.	170,978	8,193,266
Professional Services — 2.6%
Nielsen Holdings plc	141,842	6,609,837
Verisk Analytics, Inc., Class A(1)	71,816	5,521,214
		12,131,051
Real Estate Management and Development — 1.1%
Jones Lang LaSalle, Inc.	33,214	5,309,590
Road and Rail — 2.4%
Canadian Pacific Railway Ltd., New York Shares	62,186	7,934,933
J.B. Hunt Transport Services, Inc.	46,402	3,404,051
		11,338,984
Semiconductors and Semiconductor Equipment — 3.4%
Avago Technologies Ltd.	38,630	5,607,144
Cree, Inc.(1)	101,159	2,697,911
NXP Semiconductors NV(1)	87,982	7,412,483
		15,717,538
Software — 7.1%
Activision Blizzard, Inc.	93,484	3,618,766
CDK Global, Inc.	78,502	3,726,490
Electronic Arts, Inc.(1)	198,610	13,648,479
Guidewire Software, Inc.(1)	10,126	609,180
Intuit, Inc.	42,406	4,092,179
ServiceNow, Inc.(1)	27,760	2,402,906
Tyler Technologies, Inc.(1)	28,388	4,948,596
		33,046,596
Specialty Retail — 6.2%
AutoZone, Inc.(1)	7,314	5,426,330
L Brands, Inc.	28,779	2,757,604
Restoration Hardware Holdings, Inc.(1)	37,950	3,015,127
Signet Jewelers Ltd.	52,151	6,450,557
Tractor Supply Co.	73,926	6,320,673

10

	Shares	Value
Ulta Salon Cosmetics & Fragrance, Inc.(1)	27,325	$5,055,125
		29,025,416
Textiles, Apparel and Luxury Goods — 1.9%
lululemon athletica, Inc.(1)	50,979	2,674,868
Under Armour, Inc., Class A(1)	77,301	6,231,234
		8,906,102
Wireless Telecommunication Services — 2.9%
SBA Communications Corp., Class A(1)	129,984	13,657,419
TOTAL COMMON STOCKS (Cost $376,824,155)		460,307,732
TEMPORARY CASH INVESTMENTS — 1.4%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $6,474,281), at 0.08%, dated 12/31/15, due 1/4/16 (Delivery value $6,343,056)		6,343,000
State Street Institutional Liquid Reserves Fund, Premier Class	229,108	229,108
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,572,108)		6,572,108
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $383,396,263)		466,879,840
OTHER ASSETS AND LIABILITIES†		(86,762)
TOTAL NET ASSETS — 100.0%		$466,793,078

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,925,489	CAD	9,656,209	JPMorgan Chase Bank N.A.	1/29/16	$(53,407)
USD	223,358	CAD	309,843	JPMorgan Chase Bank N.A.	1/29/16	(577)
						$(53,984)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $383,396,263)	$466,879,840
Cash	18,665
Foreign currency holdings, at value (cost of $30,282)	25,808
Receivable for investments sold	2,065,179
Receivable for capital shares sold	143,988
Dividends and interest receivable	135,479
469,268,959

Liabilities
Payable for investments purchased	1,969,153
Payable for capital shares redeemed	57,490
Unrealized depreciation on forward foreign currency exchange contracts	53,984
Accrued management fees	395,063
Distribution fees payable	191
2,475,881

Net Assets	$466,793,078

Net Assets Consist of:
Capital (par value and paid-in surplus)	$341,109,742
Undistributed net investment income	53,984
Undistributed net realized gain	42,204,224
Net unrealized appreciation	83,425,128
$466,793,078

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$465,851,237	31,022,282	$15.02
Class II, $0.01 Par Value	$941,841	62,866	$14.98

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $22,276)	$3,005,588
Interest	3,298
3,008,886

Expenses:
Management fees	4,888,354
Distribution fees - Class II	1,349
Directors' fees and expenses	17,481
Other expenses	4,411
4,911,595
Fees waived	(20,188)
4,891,407

Net investment income (loss)	(1,882,521)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	43,560,158
Foreign currency transactions	1,401,804
44,961,962

Change in net unrealized appreciation (depreciation) on:
Investments	(35,682,669)
Translation of assets and liabilities in foreign currencies	(51,440)
(35,734,109)

Net realized and unrealized gain (loss)	9,227,853

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,345,332

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$(1,882,521)	$(2,285,359)
Net realized gain (loss)	44,961,962	63,258,941
Change in net unrealized appreciation (depreciation)	(35,734,109)	(24,624,580)
Net increase (decrease) in net assets resulting from operations	7,345,332	36,349,002

Distributions to Shareholders
From net realized gains:
Class I	(31,133,710)	(89,909,726)
Class II	(25,303)	—
Decrease in net assets from distributions	(31,159,013)	(89,909,726)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,180,060	78,399,472

Net increase (decrease) in net assets	(1,633,621)	24,838,748

Net Assets
Beginning of period	468,426,699	443,587,951
End of period	$466,793,078	$468,426,699

Undistributed net investment income	$53,984	$4,015

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. Sale of Class II commenced on April 25, 2014.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

15

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and from 0.80% to 0.90% for Class II. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2015 was $20,161 and $27 for Class I and Class II, respectively. The effective annual management fee for each class for the year ended December 31, 2015 was 1.00% and 0.90% for Class I and Class II, respectively. The impact of the management fee waiver to the ratio of operating expenses to average net assets was less than 0.005% for each class for the year ended December 31, 2015.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $345,113,091 and $351,357,179, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014(1)
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	4,506,159	$71,991,161	2,331,905	$38,088,912
Issued in connection with reorganization (Note 10)	—	—	2,284,725	32,402,226
Issued in reinvestment of distributions	1,954,407	31,133,710	6,175,119	89,909,726
Redeemed	(5,216,684)	(81,532,417)	(5,279,366)	(82,340,566)
	1,243,882	21,592,454	5,512,383	78,060,298
Class II/Shares Authorized	25,000,000		25,000,000
Sold	46,437	711,610	8,699	131,694
Issued in connection with reorganization (Note 10)	—	—	29,096	412,582
Issued in reinvestment of distributions	1,590	25,303	—	—
Redeemed	(9,319)	(149,307)	(13,637)	(205,102)
	38,708	587,606	24,158	339,174
Net increase (decrease)	1,282,590	$22,180,060	5,536,541	$78,399,472

(1) April 25, 2014 (commencement of sale) through December 31, 2014 for Class II.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$460,307,732	—	—
Temporary Cash Investments	229,108	$6,343,000	—
	$460,536,840	$6,343,000	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$53,984	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $8,921,101.

The value of foreign currency risk derivative instruments as of December 31, 2015, is disclosed on the Statement of Assets and Liabilities as a liability of $53,984 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,404,623 in net realized gain (loss) on foreign currency transactions and $(49,969) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	—	$3,798,308
Long-term capital gains	$31,159,013	$86,111,418

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$384,150,997
Gross tax appreciation of investments	$93,430,365
Gross tax depreciation of investments	(10,701,522)
Net tax appreciation (depreciation) of investments	82,728,843
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4,465)
Net tax appreciation (depreciation)	$82,724,378
Undistributed ordinary income	—
Accumulated long-term gains	$42,958,958

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Reorganization

On December 5, 2013, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of VP Vista Fund (VP Vista), one fund in a series issued by the corporation, were transferred to VP Capital Appreciation Fund (VP Capital Appreciation) in exchange for shares of VP Capital Appreciation. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The financial statements and performance history of VP Capital Appreciation survived after the reorganization. The reorganization was effective at the close of the NYSE on April 25, 2014.

The reorganization was accomplished by a tax-free exchange of shares. On April 25, 2014, VP Vista exchanged its shares for shares of VP Capital Appreciation as follows:

Original Fund/Class	Shares Exchanged	New Fund/Class	Shares Received
VP Vista – Class I	1,646,210	VP Capital Appreciation – Class I	2,284,725
VP Vista – Class II	21,278	VP Capital Appreciation – Class II	29,096

The net assets of VP Vista and VP Capital Appreciation immediately before the reorganization were $32,814,808 and $428,621,710, respectively. VP Vista’s unrealized appreciation of $6,390,760 was combined with that of VP Capital Appreciation. Immediately after the reorganization, the combined net assets were $461,436,518. VP Capital Appreciation acquired short-term capital loss carryovers of $(2,951,635) from VP Vista.

Assuming the reorganization had been completed on January 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended December 31, 2014 are as follows:

Net investment income (loss)	$(2,356,222)
Net realized and unrealized gain (loss)	37,845,892
Net increase (decrease) in net assets resulting from operations	$35,489,670

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of VP Vista that have been included in the fund’s Statement of Operations since April 25, 2014.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$15.72	(0.06)	0.42	0.36	(1.06)	$15.02	1.93%	1.00%	(0.38)%	72%	$465,851
2014	$18.28	(0.08)	1.27	1.19	(3.75)	$15.72	8.14%	1.00%	(0.50)%	68%	$468,047
2013	$14.54	(0.08)	4.45	4.37	(0.63)	$18.28	30.92%	1.00%	(0.49)%	72%	$443,588
2012	$13.22	(0.01)	2.15	2.14	(0.82)	$14.54	16.00%	1.00%	(0.04)%	74%	$360,445
2011	$14.14	(0.05)	(0.87)	(0.92)	—	$13.22	(6.51)%	1.00%	(0.39)%	98%	$313,784
Class II
2015	$15.71	(0.08)	0.41	0.33	(1.06)	$14.98	1.73%	1.15%	(0.53)%	72%	$942
2014(3)	$14.18	(0.06)	1.59	1.53	—	$15.71	10.79%	1.15%(4)	(0.61)%(4)	68%(5)	$379

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	April 25, 2014 (commencement of sale) through December 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2014.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $31,159,013, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2015.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88145 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Class I	AWRIX	4.71%(1)	10.08%(1)	5/2/11
Russell 1000 Growth Index	—	5.67%	12.39%	—
Class II	AWREX	4.55%(1)	9.91%(1)	5/2/11

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class I — $15,655**

Russell 1000 Growth Index — $17,253

*	From May 2, 2011, Class I’s inception date. Not annualized.

**	Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Prescott LeGard

In Janurary 2016, portfolio manager Prescott LeGard left the VP Growth management team and portfolio manager Justin Brown joined the VP Growth management team.

Performance Summary

VP Growth returned 4.55%* for the 12 months ended December 31, 2015, lagging the 5.67% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices were mixed during the reporting period as large caps posted modest gains while mid- and small caps declined. The Russell 1000 Growth Index was led by the consumer staples and consumer discretionary sectors, which posted double-digit returns. Information technology stocks also performed well. The energy sector declined sharply while utilities also suffered a significant loss. Materials and industrials declined as global economic weakness hampered stocks closely tied to growth.

The portfolio underperformed the benchmark due to stock selection, especially in the consumer discretionary and energy sectors. An overweight allocation to energy also detracted. Stock selection in information technology, industrials, and materials aided performance. An overweight allocation in information technology and an underweight in materials were also positive.

Consumer Discretionary and Energy Stocks Detracted

Stock selection in the consumer discretionary sector detracted, driven by the hotels, restaurants, and leisure and specialty retail industries. Not owning index components Starbucks, McDonald’s, and Home Depot hampered results in the sector. Starbucks reported strong results, aided by use of its rewards program and new mobile ordering app; McDonald’s benefited from its all-day breakfast and value menus; and Home Depot performed well as the housing industry strengthened.

In the energy sector, Exxon Mobil, which is not in the benchmark, was a key overall detractor as oil prices fell. The holding was eliminated midyear. Low prices hurt demand for energy equipment and services companies as well, and Halliburton led detractors in the industry. Industrials also felt the impact of lower oil prices, including Union Pacific, which declined on prospects of reduced rail volumes. Other leading detractors included baby formula maker Mead Johnson Nutrition, which was hurt by a difficult environment in Hong Kong given concerns about slowing economic growth in China. We believe this is a transitory issue and continue to have a positive view of the underlying growth rate for the company.

Information Technology Led Contributors

Stock selection in the information technology sector, especially among semiconductors and semiconductor equipment and IT services firms, led contributors. In IT services, credit card company Visa was a significant contributor, reporting strong results that beat expectations. The market is looking forward to the potential benefits from an acquisition of Visa Europe. Social media firm Facebook was a major contributor, demonstrating strong topline growth driven by Instagram and video. Video game maker Electronic Arts continued to execute, reporting strong results consistent with our investment thesis of improving operating margins.

*
All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

In the materials sector, stock selection in the chemicals industry aided performance. Dow Chemical reported strong results that beat expectations. Its plastics business benefited from a favorable pricing environment due to low input costs (ethane and propane), while several new restructuring initiatives should result in higher capital efficiency. A merger with DuPont that was announced in December should allow beneficial restructuring.

Other significant individual contributors included online travel agent Expedia, which continued to report very strong results with hotel room nights, bookings, and revenue growth all better than expected in both the U.S. and globally. The company benefited from its purchase of rival Orbitz, as well as from exiting its money-losing Chinese partnership. O’Reilly Automotive was a top contributor. The automotive parts retailer continues to report stronger-than-expected sales on favorable trends of higher vehicle miles driven and lower gasoline prices.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection are primarily due to identifying what we believe to be superior individual securities.

As of December 31, 2015, the portfolio’s largest overweight allocation was in the health care sector. We expect medical device companies to see a better environment from higher utilization rates. Pharmaceutical and biotechnology pipelines are robust, with ample clinical trial readouts, and recently launched products are materially additive. The information technology sector was also overweight, driven by positioning in the internet software and services and IT services industries.

The portfolio remains underweight the financials sector, primarily due to a significant underweight in the real estate investment trusts (REITs) industry, which is the largest component of the financials sector in the index. Valuations for REITs appear elevated relative to history and the industry has benefited from declines in interest rates that likely are not sustainable longer term.

5

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	5.9%
Apple, Inc.	5.0%
Visa, Inc., Class A	4.6%
Amazon.com, Inc.	3.8%
Facebook, Inc., Class A	3.6%
PepsiCo, Inc.	3.6%
Comcast Corp., Class A	2.7%
Lockheed Martin Corp.	2.5%
Boeing Co. (The)	2.4%
O'Reilly Automotive, Inc.	2.3%

Top Five Industries	% of net assets
Internet Software and Services	10.5%
IT Services	6.7%
Pharmaceuticals	6.6%
Biotechnology	6.4%
Internet and Catalog Retail	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Exchange-Traded Funds	1.6%
Total Equity Exposure	99.5%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1)7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,011.40	$4.31	0.85%
Class I (before waiver)	$1,000	$1,011.40(2)	$5.12	1.01%
Class II (after waiver)	$1,000	$1,010.60	$5.07	1.00%
Class II (before waiver)	$1,000	$1,010.60(2)	$5.88	1.16%
Hypothetical
Class I (after waiver)	$1,000	$1,020.92	$4.33	0.85%
Class I (before waiver)	$1,000	$1,020.11	$5.14	1.01%
Class II (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Class II (before waiver)	$1,000	$1,019.36	$5.90	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 4.9%
Boeing Co. (The)	893	$129,119
Lockheed Martin Corp.	639	138,759
		267,878
Airlines — 1.4%
Alaska Air Group, Inc.	413	33,251
Delta Air Lines, Inc.	867	43,948
		77,199
Beverages — 3.6%
PepsiCo, Inc.	1,942	194,045
Biotechnology — 6.4%
Alexion Pharmaceuticals, Inc.(1)	249	47,497
Amgen, Inc.	206	33,440
Biogen, Inc.(1)	312	95,581
Gilead Sciences, Inc.	1,045	105,744
Incyte Corp.(1)	247	26,787
Regeneron Pharmaceuticals, Inc.(1)	74	40,172
		349,221
Chemicals — 3.5%
Dow Chemical Co. (The)	1,207	62,136
LyondellBasell Industries NV, Class A	322	27,982
PPG Industries, Inc.	414	40,912
Sherwin-Williams Co. (The)	235	61,006
		192,036
Communications Equipment — 0.7%
Cisco Systems, Inc.	1,388	37,691
Energy Equipment and Services — 0.6%
Halliburton Co.	1,036	35,265
Food and Staples Retailing — 1.3%
Kroger Co. (The)	1,721	71,989
Food Products — 1.1%
Mead Johnson Nutrition Co.	745	58,818
Health Care Equipment and Supplies — 2.4%
C.R. Bard, Inc.	179	33,910
Cooper Cos., Inc. (The)	294	39,455
Edwards Lifesciences Corp.(1)	286	22,588
Intuitive Surgical, Inc.(1)	61	33,316
		129,269
Health Care Providers and Services — 3.1%
Cardinal Health, Inc.	815	72,755
Express Scripts Holding Co.(1)	1,032	90,207
VCA, Inc.(1)	86	4,730
		167,692
Health Care Technology — 0.7%
Cerner Corp.(1)	637	38,328
Hotels, Restaurants and Leisure — 0.4%
Las Vegas Sands Corp.	444	19,465
Household Products — 0.8%
Church & Dwight Co., Inc.	499	42,355

8

	Shares	Value
Industrial Conglomerates — 1.7%
3M Co.	611	$92,041
Insurance — 1.5%
Aflac, Inc.	555	33,244
American International Group, Inc.	808	50,072
		83,316
Internet and Catalog Retail — 6.0%
Amazon.com, Inc.(1)	305	206,146
Expedia, Inc.	710	88,253
TripAdvisor, Inc.(1)	394	33,589
		327,988
Internet Software and Services — 10.5%
Alphabet, Inc., Class A(1)	413	321,318
Facebook, Inc., Class A(1)	1,898	198,645
LinkedIn Corp., Class A(1)	174	39,164
Pandora Media, Inc.(1)	1,163	15,596
		574,723
IT Services — 6.7%
Alliance Data Systems Corp.(1)	133	36,784
Cognizant Technology Solutions Corp., Class A(1)	308	18,486
Fiserv, Inc.(1)	637	58,260
Visa, Inc., Class A	3,237	251,029
		364,559
Life Sciences Tools and Services — 0.9%
Illumina, Inc.(1)	90	17,275
Mettler-Toledo International, Inc.(1)	32	10,852
Waters Corp.(1)	149	20,053
		48,180
Machinery — 1.8%
Parker-Hannifin Corp.	288	27,930
WABCO Holdings, Inc.(1)	329	33,644
Wabtec Corp.	533	37,907
		99,481
Media — 5.4%
Comcast Corp., Class A	2,597	146,549
Sirius XM Holdings, Inc.(1)	7,086	28,840
Walt Disney Co. (The)	1,128	118,530
		293,919
Multiline Retail — 1.6%
Dollar Tree, Inc.(1)	1,165	89,961
Oil, Gas and Consumable Fuels — 0.6%
Concho Resources, Inc.(1)	380	35,287
Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	623	54,861
Pharmaceuticals — 6.6%
Allergan plc(1)	141	44,062
Bristol-Myers Squibb Co.	1,258	86,538
Jazz Pharmaceuticals plc(1)	40	5,622
Johnson & Johnson	189	19,414
Perrigo Co. plc	481	69,601
Pfizer, Inc.	1,667	53,811
Teva Pharmaceutical Industries Ltd. ADR	687	45,095
Zoetis, Inc.	698	33,448
		357,591
9

	Shares	Value
Real Estate Investment Trusts (REITs) — 1.0%
Simon Property Group, Inc.	280	$54,443
Road and Rail — 0.8%
Union Pacific Corp.	525	41,055
Semiconductors and Semiconductor Equipment — 2.2%
Maxim Integrated Products, Inc.	1,159	44,042
Skyworks Solutions, Inc.	247	18,977
Xilinx, Inc.	1,178	55,331
		118,350
Software — 5.5%
Adobe Systems, Inc.(1)	583	54,767
Electronic Arts, Inc.(1)	326	22,403
Microsoft Corp.	1,377	76,396
Oracle Corp.	2,482	90,668
Splunk, Inc.(1)	561	32,992
Symantec Corp.	1,130	23,730
		300,956
Specialty Retail — 5.3%
O'Reilly Automotive, Inc.(1)	492	124,683
Ross Stores, Inc.	1,024	55,101
TJX Cos., Inc. (The)	1,320	93,601
Williams-Sonoma, Inc.	320	18,691
		292,076
Technology Hardware, Storage and Peripherals — 5.0%
Apple, Inc.	2,610	274,729
Textiles, Apparel and Luxury Goods — 0.7%
Carter's, Inc.	409	36,413
Tobacco — 1.2%
Philip Morris International, Inc.	772	67,866
Wireless Telecommunication Services — 1.0%
SBA Communications Corp., Class A(1)	539	56,633
TOTAL COMMON STOCKS (Cost $4,394,618)		5,345,679
EXCHANGE-TRADED FUNDS — 1.6%
iShares Russell 1000 Growth ETF (Cost $86,791)	859	85,453
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost $11,289)	11,289	11,289
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $4,492,698)		5,442,421
OTHER ASSETS AND LIABILITIES — 0.3%		16,756
TOTAL NET ASSETS — 100.0%		$5,459,177

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $4,492,698)	$5,442,421
Receivable for investments sold	21,655
Dividends and interest receivable	4,623
5,468,699

Liabilities
Payable for investments purchased	4,713
Payable for capital shares redeemed	148
Accrued management fees	3,529
Distribution fees payable	1,132
9,522

Net Assets	$5,459,177

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,518,271
Accumulated net realized loss	(8,817)
Net unrealized appreciation	949,723
$5,459,177

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$183,241	14,355	$12.76
Class II, $0.01 Par Value	$5,275,936	413,375	$12.76

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $133)	$75,612
Interest	23
75,635

Expenses:
Management fees	53,078
Distribution fees - Class II	13,719
Directors' fees and expenses	212
Other expenses	42
67,051
Fees waived	(9,136)
57,915

Net investment income (loss)	17,720

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	236,695
Futures contract transactions	(129)
236,566

Change in net unrealized appreciation (depreciation) on investments	52,103

Net realized and unrealized gain (loss)	288,669

Net Increase (Decrease) in Net Assets Resulting from Operations	$306,389

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$17,720	$14,185
Net realized gain (loss)	236,566	801,876
Change in net unrealized appreciation (depreciation)	52,103	(162,256)
Net increase (decrease) in net assets resulting from operations	306,389	653,805

Distributions to Shareholders
From net investment income:
Class I	(881)	(2,742)
Class II	(17,359)	(11,994)
From net realized gains:
Class I	(21,870)	(86,281)
Class II	(317,045)	(634,284)
Decrease in net assets from distributions	(357,155)	(735,301)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(705,117)	644,418

Net increase (decrease) in net assets	(755,883)	562,922

Net Assets
Beginning of period	6,215,060	5,652,138
End of period	$5,459,177	$6,215,060

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

14

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively. From January 1, 2015 through July 31, 2015, the investment advisor voluntarily agreed to waive 0.16% of the fund's management fee. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.15% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2015 was $583 and $8,553 for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2015 was 0.85% and 0.75% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $3,963,598 and $5,012,504, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	1,728	$22,751	6,784	$89,023
Redeemed	(44,877)	(600,163)	—	—
	(43,149)	(577,412)	6,784	89,023
Class II/Shares Authorized	50,000,000		50,000,000
Sold	61,381	793,395	195,007	2,685,154
Issued in reinvestment of distributions	25,679	334,404	49,244	646,278
Redeemed	(94,339)	(1,255,504)	(199,410)	(2,776,037)
	(7,279)	(127,705)	44,841	555,395
Net increase (decrease)	(50,428)	$(705,117)	51,625	$644,418

16

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $(129) in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$113,876	$166,222
Long-term capital gains	$243,279	$569,079

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

17

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,520,696
Gross tax appreciation of investments	$1,005,792
Gross tax depreciation of investments	(84,067)
Net tax appreciation (depreciation) of investments	$921,725
Undistributed ordinary income	—
Accumulated long-term gains	$19,181

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$13.00	0.05	0.56	0.61	(0.06)	(0.79)	(0.85)	$12.76	4.71%	0.85%	1.00%	0.44%	0.29%	69%	$183
2014	$13.25	0.05	1.43	1.48	(0.05)	(1.68)	(1.73)	$13.00	11.24%	0.93%	1.00%	0.37%	0.30%	128%	$748
2013	$10.31	0.06	2.94	3.00	(0.05)	(0.01)	(0.06)	$13.25	29.11%	1.01%	1.01%	0.49%	0.49%	122%	$672
2012	$9.12	0.07	1.17	1.24	(0.05)	—	(0.05)	$10.31	13.66%	1.01%	1.01%	0.73%	0.73%	78%	$521
2011(3)	$10.00	0.04	(0.88)	(0.84)	(0.04)	—	(0.04)	$9.12	(8.41)%	1.00%(4)	1.00%(4)	0.64%(4)	0.64%(4)	66%	$458
Class II
2015	$13.00	0.04	0.55	0.59	(0.04)	(0.79)	(0.83)	$12.76	4.55%	1.00%	1.15%	0.29%	0.14%	69%	$5,276
2014	$13.25	0.03	1.43	1.46	(0.03)	(1.68)	(1.71)	$13.00	11.07%	1.08%	1.15%	0.22%	0.15%	128%	$5,468
2013	$10.31	0.04	2.94	2.98	(0.03)	(0.01)	(0.04)	$13.25	28.92%	1.16%	1.16%	0.34%	0.34%	122%	$4,980
2012	$9.12	0.06	1.17	1.23	(0.04)	—	(0.04)	$10.31	13.49%	1.16%	1.16%	0.58%	0.58%	78%	$1,318
2011(3)	$10.00	0.03	(0.88)	(0.85)	(0.03)	—	(0.03)	$9.12	(8.50)%	1.15%(4)	1.15%(4)	0.49%(4)	0.49%(4)	66%	$458

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	May 2, 2011 (fund inception) through December 31, 2011.

(4)	Annualized.
See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

20

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $72,160, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $96,156 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2015.

The fund hereby designates $243,279, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2015.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88150 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVGIX	-5.62%	11.27%	5.82%	5.97%	10/30/97
S&P 500 Index	—	1.38%	12.56%	7.30%	6.45%	—
Class II	AVPGX	-5.95%	10.99%	5.54%	5.79%	5/1/02

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class I — $17,605

S&P 500 Index — $20,242

Total Annual Fund Operating Expenses
Class I	Class II
0.70%	0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned -5.62%* for the year ended December 31, 2015, compared with the 1.38% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment with a valuation tilt, while striving to minimize unintended risks along industries and other risk characteristics. The fund’s valuation insights were detrimental to stock selection results during the year. On a sector basis, security selection in the information technology and consumer discretionary sectors led underperformance. Conversely, energy sector positioning was beneficial to the fund’s results.

Computers and Peripherals Drove Information Technology Underperfomance

Security selection in computers and peripherals as well as positioning in internet software and services made the information technology sector a key underperformer during the reporting period. An overweight position, relative to the benchmark, in Seagate Technology hindered performance as the electronic data storage provider declined on disappointing revenues due to slowing PC sales and concerns about the strong dollar’s effect on its sales abroad. The holding remains attractive across factors of valuation, sentiment, and quality. An underweight to Alphabet, the parent company of Google, was also detrimental. The online search giant advanced by over 45% during the year due to positive financial results generated by strong growth in advertising revenues. We remain underweight the stock given the company’s valuation and quality profiles. QUALCOMM detracted as the wireless technology and semiconductor provider saw its share price plunge on uncertainty surrounding future sales to China and on revelation that South Korean regulators had opened an antitrust investigation against the company. Compelling valuation and sentiment insights support our overweight position.

Consumer discretionary sector holdings were also main drivers of underperformance, particularly positioning among internet retailers. Leading detractors included Amazon.com, whose stock price steadily gained over the course of the year on rising revenues and earnings, driven in large part by the strength of its cloud computing business. We initiated a position in the internet retailer during the third quarter of 2015, but missed much of the stock’s appreciation during the year. Outside of the consumer sectors, results were hampered by a portfolio-only position in Potash Corp. of Saskatchewan. The fertilizer manufacturer suffered due to declining commodity prices, rising inventories, and slowing demand, particularly from China, the world’s largest potash consumer. While the current operating environment remains challenging, the holding retains strong measures of quality and valuation. Diesel engine manufacturer Cummins weakened on a slowdown in demand for its product, particularly in non-U.S. markets, and we exited our investment in the company.

* All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Energy Sector Outperformed

Positive contribution to returns on a sector basis came from the energy sector, where stock selection and underweight positioning in oil, gas, and consumable fuels holdings bolstered relative results. Much of the benefit came from not owning or maintaining underweight positions in oil-related companies as oil prices sank to their lowest levels since early 2009 on widening oversupply and uncertain future demand from global economies. In this environment, not holding energy infrastructure company Kinder Morgan was particularly beneficial as its share price fell by 63% during the reporting period. The company’s unattractive profiles across growth, sentiment, and quality support our decision not to hold it. Likewise, an underweight position in oil exploration and refining company Chevron was beneficial and is supported by weak factors of growth and quality. A sector exception was our overweight position in Valero Energy. The oil refiner surpassed expectations as lower oil prices and higher demand for gasoline boosted the company’s throughput margin per barrel. Strong valuation, growth, and quality insights support the portfolio’s overweight positioning.

Individual contribution came from not owning Union Pacific, as the railroad operator’s stock declined steadily on softer cargo volumes, particularly of coal, which has fallen in popularity due to lower natural gas prices. We maintain this positioning based on unappealing growth, sentiment, and quality factors. Health insurance and managed care provider Aetna was a key outperformer, advancing nearly 23% during the year amid merger speculation in the recent wave of health insurance industry consolidation. Strong valuation insights and above-average factor profiles across all other measures make Aetna an attractive portfolio investment.

A Look Ahead

We believe U.S. economic growth will proceed at a moderate pace and will continue to outpace the growth rates of most other economies. Divergence in monetary policy between the U.S. and much of the rest of the world seems likely to continue as the Federal Reserve (Fed) seeks to "normalize" interest rates, while central banks elsewhere maintain aggressive monetary stimulus. Investor sentiment in financial markets is therefore likely to be driven by the pace and magnitude of Fed rate moves, as well as by the trajectory of global economic growth, particularly in China. However, a strong U.S. dollar, weak commodity prices, uncertainty around numerous geopolitical events, and low interest rates in Europe could mean a longer time frame for further increases in U.S. interest rates. Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management. Currently, the fund’s most significant sector overweight positions are in information technology and health care, while financials and energy represent the greatest sector underweights.

4

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	4.2%
Microsoft Corp.	3.3%
Johnson & Johnson	2.4%
JPMorgan Chase & Co.	2.0%
AT&T, Inc.	2.0%
Verizon Communications, Inc.	2.0%
Procter & Gamble Co. (The)	2.0%
Pfizer, Inc.	1.9%
Merck & Co., Inc.	1.8%
PepsiCo, Inc.	1.8%

Top Five Industries	% of net assets
Pharmaceuticals	6.9%
Technology Hardware, Storage and Peripherals	6.0%
Biotechnology	5.9%
Software	4.9%
Semiconductors and Semiconductor Equipment	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	0.6%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1)7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$961.70	$3.46	0.70%
Class II	$1,000	$960.40	$4.69	0.95%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.42	$4.84	0.95%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

6

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 3.6%
Boeing Co. (The)	18,993	$2,746,198
General Dynamics Corp.	25,210	3,462,846
Honeywell International, Inc.	49,146	5,090,051
United Technologies Corp.	20,173	1,938,020
		13,237,115
Air Freight and Logistics — 1.1%
United Parcel Service, Inc., Class B	40,793	3,925,510
Automobiles — 1.3%
Ford Motor Co.	275,228	3,877,962
General Motors Co.	28,693	975,849
		4,853,811
Banks — 3.5%
Bank of America Corp.	36,260	610,256
Citigroup, Inc.	18,626	963,895
JPMorgan Chase & Co.	112,829	7,450,099
M&T Bank Corp.	12,898	1,562,980
Wells Fargo & Co.	41,402	2,250,613
		12,837,843
Beverages — 1.9%
Coca-Cola Co. (The)	6,942	298,228
PepsiCo, Inc.	65,287	6,523,477
		6,821,705
Biotechnology — 5.9%
AbbVie, Inc.	87,127	5,161,403
Amgen, Inc.	33,156	5,382,214
Baxalta, Inc.	9,591	374,337
Biogen, Inc.(1)	15,244	4,669,999
Gilead Sciences, Inc.	58,724	5,942,282
		21,530,235
Capital Markets — 2.9%
Ameriprise Financial, Inc.	28,236	3,004,875
BGC Partners, Inc., Class A	210,066	2,060,748
Legg Mason, Inc.	66,914	2,625,036
NorthStar Asset Management Group, Inc.	167,131	2,028,970
T. Rowe Price Group, Inc.	14,797	1,057,838
		10,777,467
Chemicals — 2.6%
Air Products & Chemicals, Inc.	24,021	3,125,372
Cabot Corp.	4,360	178,237
Dow Chemical Co. (The)	78,392	4,035,620
Potash Corp. of Saskatchewan, Inc.	126,675	2,168,676
		9,507,905
Commercial Services and Supplies — 0.8%
Pitney Bowes, Inc.	143,949	2,972,547

7

	Shares	Value
Communications Equipment — 2.8%
Cisco Systems, Inc.	220,854	$5,997,291
QUALCOMM, Inc.	83,655	4,181,495
		10,178,786
Containers and Packaging — 1.4%
Avery Dennison Corp.	40,445	2,534,283
International Paper Co.	72,614	2,737,548
		5,271,831
Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(1)	14,458	1,909,034
Diversified Telecommunication Services — 4.0%
AT&T, Inc.	209,445	7,207,002
Verizon Communications, Inc.	155,825	7,202,232
		14,409,234
Electric Utilities — 2.0%
NextEra Energy, Inc.	38,456	3,995,194
PPL Corp.	92,606	3,160,643
		7,155,837
Electrical Equipment — 0.9%
Emerson Electric Co.	68,997	3,300,126
Electronic Equipment, Instruments and Components — 0.7%
Corning, Inc.	133,129	2,433,598
Energy Equipment and Services — 0.7%
Noble Corp. plc	249,803	2,635,422
Food and Staples Retailing — 1.3%
Wal-Mart Stores, Inc.	80,041	4,906,513
Food Products — 1.2%
ConAgra Foods, Inc.	29,558	1,246,165
General Mills, Inc.	56,980	3,285,467
		4,531,632
Health Care Equipment and Supplies — 3.5%
Abbott Laboratories	89,011	3,997,484
Baxter International, Inc.	8,316	317,255
C.R. Bard, Inc.	8,842	1,675,028
St. Jude Medical, Inc.	55,762	3,444,419
Stryker Corp.	38,423	3,571,034
		13,005,220
Health Care Providers and Services — 2.1%
Aetna, Inc.	36,122	3,905,511
AmerisourceBergen Corp.	30,844	3,198,831
McKesson Corp.	3,595	709,042
		7,813,384
Hotels, Restaurants and Leisure — 2.7%
Carnival Corp.	32,650	1,778,772
Darden Restaurants, Inc.	52,001	3,309,344
McDonald's Corp.	23,682	2,797,791
Yum! Brands, Inc.	26,099	1,906,532
		9,792,439
Household Durables — 1.6%
Garmin Ltd.	81,543	3,030,953
Tupperware Brands Corp.	53,433	2,973,547
		6,004,500
Household Products — 2.0%
Procter & Gamble Co. (The)	90,305	7,171,120

8

	Shares	Value
Industrial Conglomerates — 0.9%
Carlisle Cos., Inc.	3,710	$329,040
General Electric Co.	100,763	3,138,767
		3,467,807
Insurance — 0.9%
Prudential Financial, Inc.	40,945	3,333,332
Internet and Catalog Retail — 0.5%
Amazon.com, Inc.(1)	2,454	1,658,634
Internet Software and Services — 2.3%
Alphabet, Inc., Class A(1)	4,731	3,680,765
Alphabet, Inc., Class C(1)	3,299	2,503,545
Facebook, Inc., Class A(1)	19,842	2,076,664
		8,260,974
IT Services — 3.4%
Accenture plc, Class A	30,713	3,209,508
International Business Machines Corp.	41,813	5,754,305
Paychex, Inc.	47,953	2,536,234
Western Union Co. (The)	55,572	995,295
		12,495,342
Leisure Products — 0.4%
Mattel, Inc.	52,688	1,431,533
Machinery — 2.3%
Kennametal, Inc.	71,919	1,380,845
PACCAR, Inc.	62,881	2,980,559
Stanley Black & Decker, Inc.	38,105	4,066,947
		8,428,351
Media — 2.4%
CBS Corp., Class B	35,809	1,687,678
Comcast Corp., Class A	4,188	236,329
Time Warner, Inc.	54,964	3,554,522
Viacom, Inc., Class B	77,538	3,191,464
Walt Disney Co. (The)	1,832	192,507
		8,862,500
Metals and Mining — 0.3%
Carpenter Technology Corp.	15,280	462,526
Nucor Corp.	11,544	465,223
		927,749
Multi-Utilities — 1.1%
Consolidated Edison, Inc.	10,930	702,471
Public Service Enterprise Group, Inc.	85,163	3,294,957
		3,997,428
Multiline Retail — 1.0%
Target Corp.	52,268	3,795,179
Oil, Gas and Consumable Fuels — 2.9%
Chevron Corp.	6,500	584,740
Exxon Mobil Corp.	79,506	6,197,493
Valero Energy Corp.	56,173	3,971,993
		10,754,226
Pharmaceuticals — 6.9%
Eli Lilly & Co.	30,213	2,545,747
Johnson & Johnson	86,637	8,899,353
Merck & Co., Inc.	126,470	6,680,145
Pfizer, Inc.	219,588	7,088,301
		25,213,546

9

	Shares	Value
Real Estate Investment Trusts (REITs) — 4.5%
Corporate Office Properties Trust	36,119	$788,478
Digital Realty Trust, Inc.	22,886	1,730,639
Hospitality Properties Trust	110,854	2,898,832
Liberty Property Trust	78,549	2,438,946
Mid-America Apartment Communities, Inc.	35,953	3,264,892
Plum Creek Timber Co., Inc.	62,532	2,984,027
Public Storage	8,998	2,228,805
		16,334,619
Semiconductors and Semiconductor Equipment — 4.6%
Analog Devices, Inc.	54,046	2,989,825
Applied Materials, Inc.	166,479	3,108,163
Intel Corp.	177,712	6,122,178
Intersil Corp., Class A	39,127	499,261
Skyworks Solutions, Inc.	16,740	1,286,134
Teradyne, Inc.	144,479	2,986,381
		16,991,942
Software — 4.9%
CA, Inc.	108,885	3,109,756
Microsoft Corp.	216,356	12,003,431
Oracle Corp.	30,731	1,122,603
Symantec Corp.	80,404	1,688,484
		17,924,274
Specialty Retail — 0.8%
American Eagle Outfitters, Inc.	138,174	2,141,697
Best Buy Co., Inc.	28,978	882,380
		3,024,077
Technology Hardware, Storage and Peripherals — 6.0%
Apple, Inc.	146,195	15,388,486
EMC Corp.	117,140	3,008,155
HP, Inc.	31,444	372,297
Seagate Technology plc	84,767	3,107,558
		21,876,496
Tobacco — 1.6%
Philip Morris International, Inc.	68,716	6,040,824
TOTAL COMMON STOCKS (Cost $319,551,318)		361,801,647
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $2,623,500), at 0.08%, dated 12/31/15, due 1/4/16 (Delivery value $2,571,023)		2,571,000
State Street Institutional Liquid Reserves Fund, Premier Class	93,515	93,515
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,664,515)		2,664,515
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $322,215,833)		364,466,162
OTHER ASSETS AND LIABILITIES — 0.6%		2,097,010
TOTAL NET ASSETS — 100.0%		$366,563,172

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $322,215,833)	$364,466,162
Cash	14,555
Receivable for capital shares sold	1,777,270
Dividends and interest receivable	651,087
366,909,074

Liabilities
Payable for capital shares redeemed	123,541
Accrued management fees	218,650
Distribution fees payable	3,711
345,902

Net Assets	$366,563,172

Net Assets Consist of:
Capital (par value and paid-in surplus)	$319,642,287
Undistributed net investment income	291,632
Undistributed net realized gain	4,378,924
Net unrealized appreciation	42,250,329
$366,563,172

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$349,146,642	40,760,419	$8.57
Class II, $0.01 Par Value	$17,416,530	2,032,572	$8.57

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,705)	$10,462,747
Interest	1,172
10,463,919

Expenses:
Management fees	2,581,530
Distribution fees - Class II	47,844
Directors' fees and expenses	13,357
Other expenses	3,619
2,646,350

Net investment income (loss)	7,817,569

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,475,436
Futures contract transactions	4,953
Foreign currency transactions	(85)
6,480,304

Change in net unrealized appreciation (depreciation) on:
Investments	(37,542,655)
Translation of assets and liabilities in foreign currencies	18
(37,542,637)

Net realized and unrealized gain (loss)	(31,062,333)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,244,764)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$7,817,569	$6,997,541
Net realized gain (loss)	6,480,304	29,555,165
Change in net unrealized appreciation (depreciation)	(37,542,637)	1,448,962
Net increase (decrease) in net assets resulting from operations	(23,244,764)	38,001,668

Distributions to Shareholders
From net investment income:
Class I	(7,309,373)	(6,184,296)
Class II	(353,226)	(333,947)
Class III	(106,090)	(150,110)
From net realized gains:
Class I	(26,343,211)	—
Class II	(1,694,161)	—
Class III	(956,534)	—
Decrease in net assets from distributions	(36,762,595)	(6,668,353)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	50,426,946	48,641,599

Redemption Fees
Increase in net assets from redemption fees	2,958	9,613

Net increase (decrease) in net assets	(9,577,455)	79,984,527

Net Assets
Beginning of period	376,140,627	296,156,100
End of period	$366,563,172	$376,140,627

Undistributed net investment income	$291,632	$326,342

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. On August 7, 2015, there were no outstanding Class III shares and the fund discontinued offering Class III.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

14

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

15

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.65% to 0.70% for Class I, Class II and Class III. The effective annual management fee for each class for the year ended December 31, 2015 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $342,726,229 and $320,529,287, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	10,384,300	$95,042,924	8,774,054	$85,298,634
Issued in reinvestment of distributions	3,683,630	33,652,584	637,433	6,184,296
Redeemed	(7,139,508)	(66,111,803)	(5,181,988)	(49,657,771)
	6,928,422	62,583,705	4,229,499	41,825,159
Class II/Shares Authorized	50,000,000		50,000,000
Sold	737,478	6,961,390	751,347	7,238,599
Issued in reinvestment of distributions	223,332	2,047,387	34,463	333,947
Redeemed	(1,008,171)	(9,433,274)	(787,997)	(7,429,995)
	(47,361)	(424,497)	(2,187)	142,551
Class III/Shares Authorized	50,000,000		50,000,000
Sold	137,812	1,350,929	934,917	9,246,549
Issued in reinvestment of distributions	114,856	1,062,624	15,452	150,110
Redeemed	(1,540,981)	(14,145,815)	(283,009)	(2,722,770)
	(1,288,313)	(11,732,262)	667,360	6,673,889
Net increase (decrease)	5,592,748	$50,426,946	4,894,672	$48,641,599

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$361,801,647	—	—
Temporary Cash Investments	93,515	$2,571,000	—
	$361,895,162	$2,571,000	—

17

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2015, the effect of equity price risk derivative instruments on the Statement of Operations was $4,953 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$16,096,094	$6,668,353
Long-term capital gains	$20,666,501	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$324,749,477
Gross tax appreciation of investments	$54,707,229
Gross tax depreciation of investments	(14,990,544)
Net tax appreciation (depreciation) of investments	39,716,685
Undistributed ordinary income	$291,632
Accumulated long-term gains	$6,912,568

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$10.11	0.19	(0.71)	(0.52)	(0.19)	(0.83)	(1.02)	$8.57	(5.62)%	0.70%	2.14%	88%	$349,147
2014	$9.17	0.20	0.94	1.14	(0.20)	—	(0.20)	$10.11	12.50%	0.70%	2.13%	77%	$342,075
2013	$6.90	0.18	2.27	2.45	(0.18)	—	(0.18)	$9.17	35.82%	0.70%	2.28%	73%	$271,368
2012	$6.14	0.14	0.76	0.90	(0.14)	—	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$221,515
2011	$6.05	0.10	0.09	0.19	(0.10)	—	(0.10)	$6.14	3.11%	0.70%	1.61%	54%	$217,635
Class II
2015	$10.11	0.17	(0.71)	(0.54)	(0.17)	(0.83)	(1.00)	$8.57	(5.95)%	0.95%	1.89%	88%	$17,417
2014	$9.17	0.18	0.93	1.11	(0.17)	—	(0.17)	$10.11	12.33%	0.95%	1.88%	77%	$21,038
2013	$6.90	0.17	2.26	2.43	(0.16)	—	(0.16)	$9.17	35.48%	0.95%	2.03%	73%	$19,095
2012	$6.14	0.12	0.77	0.89	(0.13)	—	(0.13)	$6.90	14.46%	0.95%	1.83%	66%	$13,960
2011	$6.05	0.08	0.09	0.17	(0.08)	—	(0.08)	$6.14	2.86%	0.95%	1.36%	54%	$13,285

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Income & Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

20

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $9,079,882, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $8,325,706 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2015.

The fund hereby designates $20,666,501, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2015.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88141 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP International Fund

27

28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVIIX	0.76%(1)	4.43%(1)	4.36%(1)	5.64%(1)	5/1/94
MSCI EAFE Index	—	-0.81%	3.60%	3.03%	4.58%(2)	—
MSCI EAFE Growth Index	—	4.09%	4.60%	4.03%	3.85%(2)	—
Class II	ANVPX	0.51%(1)	4.26%(1)	4.20%(1)	4.11%(1)	8/15/01

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Since April 30, 1994, the date nearest Class I’s inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class I — $15,330*

MSCI EAFE Index — $13,479

MSCI EAFE Growth Index — $14,841

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.33%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman

In February 2015, portfolio manager James Gendelman joined VP International’s management team.

Performance Summary

VP International advanced 0.76%* for the 12 months ended December 31, 2015. The portfolio’s benchmark, the MSCI EAFE Index, declined -0.81% for the same period.

Although non-U.S. equity markets largely advanced during the fourth quarter of 2015, in most cases gains were not significant enough to bolster the indices’ weak annual performance. Exceptions were Europe and Japan, which finished the year higher. A persistent theme throughout 2015 was a divergence in central bank policy. Most notable, while market expectations remained high that the U.S. Federal Reserve would raise U.S. interest rates this year—which it ultimately did in December—the European Central Bank and the Bank of Japan employed aggressive stimulus programs. In Japan, quantitative easing (QE) resulted in a rapid weakening of the yen, which helped exports early in the year but was less effective as the year progressed. However, we are encouraged by recent signs of stabilization in Japan’s economy, including improvements in wage growth. In Europe, the recovery appears broad-based and strengthening, despite concerns about an economic slowdown in China. A weaker euro, falling commodity prices, and improved access to credit were positives for local economies and led to stronger employment, consumer sentiment, and corporate profitability. Emerging markets suffered a different fate. Contagion fears, ongoing currency pressures, and anxiety over the effect of China’s slowdown on already-weak commodity prices pushed emerging markets stocks down across the board.

As the year progressed, fears of a slowdown in global growth intensified and fueled market volatility. Sharp declines in oil and commodity prices precipitated corporate earnings declines among energy and industrials companies. Certain sectors of the economy are in an earnings recession. In an environment where growth has become scarce, our focus on identifying accelerating, sustainable growth has led us toward companies whose growth is driven by strong secular trends or where improvement in growth is structural, company-specific and less dependent on economic recovery.

Overall, the fund outperformed its benchmark primarily due to stock selection in the consumer discretionary, energy, and financials sectors. An overweight position relative to the benchmark in the consumer discretionary sector and underweight positions in energy and financials also helped. Regionally, stock selection in Germany, the U.K., and Spain, along with an underweight position in Spain, also contributed to the fund’s outperformance.

Jewelry Company was a Top Contributor

Among individual holdings, an overweight position in Denmark-based Pandora was among the fund’s top overall contributors to performance. The jewelry and charm maker and retailer advanced on continued strong earnings growth and weak gold and silver prices. In addition, the company benefited from the timely release of new collections and the expansion of its retail network and online offerings.

*
All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

In addition, an overweight position in Ono Pharmaceutical was a main contributor. The Japan-based pharmaceutical company posted strong results based on its cancer-fighting antibody treatment developed jointly with Bristol-Myers Squibb.

An overweight position in Zalando, a Germany-based online apparel company, also was a prominent contributor. The company benefited from the low penetration of e-commerce in the region’s apparel industry, a profitable business model, and favorable margins. For example, the stock rallied late in the period, after Zalando reported strong revenue growth of 42% driven by new customers and increased average ticket size. Recent investments in fulfillment and distribution centers helped accelerate revenue growth, which led to margin improvement. We believe the company’s expansion beyond its key markets of Germany, Switzerland, and Austria and its growing distribution network bodes well for future growth.

Industrials Sector was Main Laggard

Stock selection in the industrials, consumer staples, and health care sectors detracted from relative performance. Regionally, a portfolio-only position in India (which we exited by year-end), stock selection in the Netherlands, and stock selection and an overweight position in France weighed on relative results.

An overweight position in Rio Tinto was a main detractor from portfolio performance. Stock of the Australia-based commodity producer declined with the continued pressure on commodity prices and industry supply/demand imbalances. We continue to believe the company is in a strong competitive position, as it is the lowest-cost producer and can continue to grow production while competitors are forced to close.

A portfolio-only position in ICICI Bank, an India-based bank, also detracted from relative performance. The stock suffered early in the period due to weaker-than-expected first-quarter 2015 results driven by sluggish loan growth and an increase in non-performing loans. The stock experienced additional losses in the third quarter of 2015 after reporting some deterioration in the quality of its loan portfolio. We exited the position.

In addition, an overweight position in Minebea was a main detractor. The Japan-based maker of electronic components, including LED backlighting for smartphones, suffered from worries about a potential decline in smartphone sales, specifically in China. We exited the position.

Outlook

We will continue to focus on companies we believe demonstrate accelerating, sustainable earnings growth. As global growth has slowed and growth has become scarce, we have migrated the portfolio toward companies whose earnings are driven by structural or secular trends. In Europe, unemployment levels are lower, and expansion in money supply and credit growth suggest ECB policies are gaining traction. We expect weak oil prices and any additional QE from the ECB to support Europe’s recovery at the macroeconomic and company levels, but growth may remain modest. We also believe a weaker euro should continue to act as a tailwind, helping European manufacturers and exporters by making their goods more competitive in foreign markets. Similarly, QE has weakened the yen, and Japan-based manufacturers and exporters have benefited, but we expect this benefit to lessen in the future. We have begun to see improvements in the domestic economy, specifically in the consumer industries. We continue to have low exposure to emerging markets, as we believe those areas remain plagued by slowing growth and weakening currencies and commodity prices. We are searching for signs of bottoming in earnings trends.

5

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
Roche Holding AG	3.8%
Nestle SA	2.5%
Pandora A/S	2.5%
Reckitt Benckiser Group plc	2.4%
Novartis AG	2.3%
Intesa Sanpaolo SpA	2.3%
AIA Group Ltd.	2.0%
Zalando SE	1.8%
Bayer AG	1.6%
KBC Groep NV	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.0%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United Kingdom	23.4%
Japan	18.0%
France	10.3%
Switzerland	9.4%
Germany	8.4%
Belgium	3.8%
Ireland	3.7%
Denmark	2.5%
Italy	2.5%
Hong Kong	2.1%
Spain	2.0%
Other Countries	11.9%
Cash and Equivalents*	2.0%
*Includes temporary cash investments and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1) 7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$948.90	$5.01	1.02%
Class I (before waiver)	$1,000	$948.90(2)	$6.53	1.33%
Class II (after waiver)	$1,000	$947.90	$5.74	1.17%
Class II (before waiver)	$1,000	$947.90(2)	$7.27	1.48%
Hypothetical
Class I (after waiver)	$1,000	$1,020.06	$5.19	1.02%
Class I (before waiver)	$1,000	$1,018.50	$6.77	1.33%
Class II (after waiver)	$1,000	$1,019.31	$5.96	1.17%
Class II (before waiver)	$1,000	$1,017.75	$7.53	1.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 98.0%
Australia — 0.9%
Qantas Airways Ltd.	698,822	$2,072,355
Austria — 1.2%
Erste Group Bank AG(1)	85,890	2,684,333
Belgium — 3.8%
Anheuser-Busch InBev SA/NV	22,180	2,739,785
KBC Groep NV	59,070	3,693,397
UCB SA	26,440	2,379,909
		8,813,091
Canada — 1.0%
Alimentation Couche-Tard, Inc., B Shares	51,300	2,258,208
China — 1.9%
Baidu, Inc. ADR(1)	8,780	1,659,771
Tencent Holdings Ltd.	140,400	2,738,930
		4,398,701
Denmark — 2.5%
Pandora A/S	45,970	5,800,691
France — 10.3%
Accor SA	44,240	1,908,291
Arkema SA	13,790	964,495
Carrefour SA	72,870	2,098,389
Criteo SA ADR(1)	29,560	1,170,576
Essilor International SA	18,722	2,333,809
Iliad SA	4,160	992,494
Ingenico Group SA	8,100	1,023,842
Legrand SA	38,690	2,183,696
LVMH Moet Hennessy Louis Vuitton SE	14,380	2,247,977
Pernod-Ricard SA	17,200	1,955,485
Peugeot SA(1)	41,090	720,465
TOTAL SA	71,718	3,194,022
Valeo SA	16,660	2,572,051
Veolia Environnement SA	19,850	470,509
		23,836,101
Germany — 8.4%
adidas AG	16,660	1,623,386
Bayer AG	30,080	3,773,876
Continental AG	7,382	1,791,726
Fresenius Medical Care AG & Co. KGaA	42,300	3,563,849
Symrise AG	31,730	2,104,855
Wirecard AG	48,240	2,434,404
Zalando SE(1)	105,918	4,184,186
		19,476,282
Hong Kong — 2.1%
AIA Group Ltd.	759,800	4,526,553
Sands China Ltd.	132,400	447,809
		4,974,362

8

	Shares	Value
Indonesia — 0.3%
PT Bank Mandiri (Persero) Tbk	1,128,500	$749,130
Ireland — 3.7%
Bank of Ireland(1)	6,729,857	2,466,484
CRH plc	54,513	1,575,708
Ryanair Holdings plc ADR	31,447	2,718,908
Smurfit Kappa Group plc	71,220	1,817,616
		8,578,716
Israel — 0.5%
Mobileye NV(1)	27,270	1,152,976
Italy — 2.5%
Intesa Sanpaolo SpA	1,570,970	5,235,409
Luxottica Group SpA	6,989	455,609
		5,691,018
Japan — 18.0%
Calbee, Inc.	29,200	1,225,471
Daito Trust Construction Co. Ltd.	14,400	1,667,154
Fuji Heavy Industries Ltd.	78,400	3,222,895
Isuzu Motors Ltd.	112,400	1,209,575
Keyence Corp.	3,600	1,975,844
Kubota Corp.	221,000	3,406,732
Mizuho Financial Group, Inc.	915,200	1,826,953
Murata Manufacturing Co. Ltd.	24,400	3,502,052
Nidec Corp.	32,700	2,366,904
Nintendo Co. Ltd.	6,500	894,802
Nitori Holdings Co. Ltd.	28,900	2,428,981
Olympus Corp.	32,700	1,287,938
Ono Pharmaceutical Co. Ltd.	14,300	2,541,609
ORIX Corp.	202,700	2,843,506
Ryohin Keikaku Co. Ltd.	13,600	2,757,148
Seven & i Holdings Co. Ltd.	70,500	3,214,477
Suntory Beverage & Food Ltd.	17,900	784,825
Suzuki Motor Corp.	91,900	2,789,938
Unicharm Corp.	79,700	1,624,883
		41,571,687
Netherlands — 1.8%
Akzo Nobel NV	28,947	1,933,472
NXP Semiconductors NV(1)	26,160	2,203,980
		4,137,452
Norway — 0.8%
Statoil ASA	133,750	1,870,667
Portugal — 1.1%
Jeronimo Martins SGPS SA	205,142	2,665,389
South Korea — 0.5%
Amorepacific Corp.	3,280	1,151,938
Spain — 2.0%
Cellnex Telecom SAU	72,190	1,345,942
Industria de Diseno Textil SA	95,250	3,268,623
		4,614,565
Sweden — 1.9%
Hexagon AB, B Shares	38,620	1,430,773

9

	Shares	Value
Lundin Petroleum AB(1)	71,050	$1,018,432
Svenska Cellulosa AB, B Shares	69,168	2,008,702
		4,457,907
Switzerland — 9.4%
Actelion Ltd.	8,180	1,125,555
Credit Suisse Group AG	34,326	741,900
Nestle SA	78,540	5,821,672
Novartis AG	61,470	5,254,246
Roche Holding AG	31,619	8,713,821
		21,657,194
United Kingdom — 23.4%
Admiral Group plc	49,240	1,197,679
ARM Holdings plc	111,390	1,682,059
Ashtead Group plc	176,764	2,908,583
Associated British Foods plc	37,393	1,840,602
Aviva plc	286,830	2,167,302
BAE Systems plc	176,600	1,299,737
Barclays plc	680,600	2,202,883
Bunzl plc	86,180	2,380,619
Carnival plc	56,530	3,209,634
Compass Group plc	61,690	1,067,718
Croda International plc	33,680	1,501,184
Inmarsat plc	91,310	1,521,365
International Consolidated Airlines Group SA	292,521	2,610,706
Johnson Matthey plc	57,610	2,237,108
Liberty Global plc, Class A(1)	46,590	1,973,552
London Stock Exchange Group plc	60,920	2,461,862
Prudential plc	125,060	2,799,832
Reckitt Benckiser Group plc	59,280	5,456,661
Rio Tinto plc	69,087	2,013,379
Shire plc	42,520	2,914,058
St. James's Place plc	187,842	2,770,564
Whitbread plc	9,895	639,457
Wolseley plc	53,130	2,888,086
Worldpay Group plc(1)	549,663	2,492,284
		54,236,914
TOTAL COMMON STOCKS (Cost $204,002,614)		226,849,677
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $3,756,375), at 0.08%, dated 12/31/15, due 1/4/16 (Delivery value $3,682,033)		3,682,000
State Street Institutional Liquid Reserves Fund, Premier Class	133,385	133,385
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,815,385)		3,815,385
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $207,817,999)		230,665,062
OTHER ASSETS AND LIABILITIES — 0.3%		738,873
TOTAL NET ASSETS — 100.0%		$231,403,935

10

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	19.2%
Financials	17.1%
Consumer Staples	15.1%
Health Care	14.7%
Industrials	10.7%
Information Technology	10.6%
Materials	6.1%
Energy	2.6%
Telecommunication Services	1.7%
Utilities	0.2%
Cash and Equivalents*	2.0%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $207,817,999)	$230,665,062
Foreign currency holdings, at value (cost of $7,627)	6,741
Receivable for investments sold	1,002,992
Receivable for capital shares sold	36,289
Dividends and interest receivable	967,641
Other assets	12,174
232,690,899

Liabilities
Payable for investments purchased	1,031,329
Payable for capital shares redeemed	47,211
Accrued management fees	198,160
Distribution fees payable	10,264
1,286,964

Net Assets	$231,403,935

Net Assets Consist of:
Capital (par value and paid-in surplus)	$211,746,305
Undistributed net investment income	579,737
Accumulated net realized loss	(3,806,788)
Net unrealized appreciation	22,884,681
$231,403,935

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$183,648,006	18,328,168	$10.02
Class II, $0.01 Par Value	$47,755,929	4,773,521	$10.00

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $459,119)	$4,623,884
Interest	648
4,624,532

Expenses:
Management fees	3,274,676
Distribution fees:
Class II	129,005
Class IV	1,879
Directors' fees and expenses	9,153
Other expenses	36,943
3,451,656
Fees waived	(770,984)
2,680,672

Net investment income (loss)	1,943,860

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	15,572,687
Foreign currency transactions	(63,471)
15,509,216

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $2,698)	(14,753,438)
Translation of assets and liabilities in foreign currencies	7,054
(14,746,384)

Net realized and unrealized gain (loss)	762,832

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,706,692

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$1,943,860	$2,209,026
Net realized gain (loss)	15,509,216	15,738,564
Change in net unrealized appreciation (depreciation)	(14,746,384)	(34,612,658)
Net increase (decrease) in net assets resulting from operations	2,706,692	(16,665,068)

Distributions to Shareholders
From net investment income:
Class I	(760,842)	(3,419,114)
Class II	(110,696)	(900,642)
Class III	(2,813)	(14,501)
Class IV	(2,606)	(22,279)
Decrease in net assets from distributions	(876,957)	(4,356,536)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(33,774,931)	7,467,843

Redemption Fees
Increase in net assets from redemption fees	18	30

Net increase (decrease) in net assets	(31,945,178)	(13,553,731)

Net Assets
Beginning of period	263,349,113	276,902,844
End of period	$231,403,935	$263,349,113

Undistributed (distributions in excess of) net investment income	$579,737	$(509,185)

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. On August 7, 2015, there were no outstanding Class III and Class IV shares and the fund discontinued offering Class III and Class IV.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

15

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for each class ranges from 1.00% to 1.50% for Class I and Class III and from 0.90% to 1.40% for Class II and Class IV. From January 1, 2015 through July 31, 2015, the investment advisor voluntarily agreed to waive 0.30% of the fund's management fee. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.31% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2015 was $610,454, $156,879, $1,393 and $2,258 for Class I, Class II, Class III and Class IV, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2015 was 1.31% and 1.21%, for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2015 was 1.01% and 0.91%, for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan for Class II and a separate Master Distribution Plan for Class IV (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will each pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plans during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses — The fund’s other expenses may include interest charges, clearing exchange fees, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended December 31, 2015.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $146,125,098 and $182,758,095, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	2,416,900	$25,299,667	4,787,250	$51,036,215
Issued in reinvestment of distributions	71,307	760,842	329,712	3,419,114
Redeemed	(5,244,041)	(54,311,788)	(3,864,405)	(40,252,764)
	(2,755,834)	(28,251,279)	1,252,557	14,202,565
Class II/Shares Authorized	100,000,000		100,000,000
Sold	689,725	7,117,085	397,746	4,165,406
Issued in reinvestment of distributions	10,374	110,696	86,851	900,642
Redeemed	(1,021,362)	(10,552,608)	(1,105,166)	(11,522,937)
	(321,263)	(3,324,827)	(620,569)	(6,456,889)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	301	3,149	20,127	211,172
Issued in reinvestment of distributions	263	2,813	1,398	14,501
Redeemed	(79,489)	(850,050)	(27,481)	(273,269)
	(78,925)	(844,088)	(5,956)	(47,596)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold	2,004	20,758	4,457	46,447
Issued in reinvestment of distributions	244	2,606	2,148	22,279
Redeemed	(128,897)	(1,378,101)	(28,440)	(298,963)
	(126,649)	(1,354,737)	(21,835)	(230,237)
Net increase (decrease)	(3,282,671)	$(33,774,931)	604,197	$7,467,843

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$10,879,763	$215,969,914	—
Temporary Cash Investments	133,385	3,682,000	—
	$11,013,148	$219,651,914	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$876,957	$4,356,536
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$209,708,157
Gross tax appreciation of investments	$30,285,429
Gross tax depreciation of investments	(9,328,524)
Net tax appreciation (depreciation) of investments	20,956,905
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	38,240
Net tax appreciation (depreciation)	$20,995,145
Undistributed ordinary income	$2,180,063
Accumulated short-term capital losses	$(2,248,497)
Post-October capital loss deferral	$(1,269,081)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$9.98	0.08	—(3)	0.08	(0.04)	$10.02	0.76%	1.03%	1.33%	0.79%	0.49%	59%	$183,648
2014	$10.74	0.09	(0.67)	(0.58)	(0.18)	$9.98	(5.51)%	1.03%	1.33%	0.84%	0.54%	77%	$210,511
2013	$8.93	0.10	1.87	1.97	(0.16)	$10.74	22.41%	1.07%	1.37%	1.01%	0.71%	87%	$213,085
2012	$7.43	0.11	1.46	1.57	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$193,260
2011	$8.56	0.08	(1.09)	(1.01)	(0.12)	$7.43	(12.04)%	1.43%	1.43%	0.92%	0.92%	93%	$185,654
Class II
2015	$9.97	0.07	(0.02)	0.05	(0.02)	$10.00	0.51%	1.18%	1.48%	0.64%	0.34%	59%	$47,756
2014	$10.73	0.08	(0.68)	(0.60)	(0.16)	$9.97	(5.65)%	1.18%	1.48%	0.69%	0.39%	77%	$50,788
2013	$8.92	0.08	1.88	1.96	(0.15)	$10.73	22.25%	1.22%	1.52%	0.86%	0.56%	87%	$61,312
2012	$7.42	0.10	1.45	1.55	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$57,698
2011	$8.55	0.06	(1.09)	(1.03)	(0.10)	$7.42	(12.19)%	1.58%	1.58%	0.77%	0.77%	93%	$56,514

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP International Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

21

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended December 31, 2015, the fund intends to pass through to shareholders foreign source income of $5,061,282 and foreign taxes paid of $437,026, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2015 are $0.2191 and $0.0189, respectively.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88144 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AVVTX	-4.05%(1)	10.71%(1)	5.04%(1)	5.78%(1)	10/29/04
Russell 1000 Value Index	—	-3.83%	11.27%	6.15%	6.92%	—
S&P 500 Index	—	1.38%	12.56%	7.30%	7.67%	—
Class I	AVVIX	-3.89%(1)	10.88%(1)	5.19%(1)	5.34%(1)	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been reimbursed and/or waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class II — $16,349*

Russell 1000 Value Index — $18,173

S&P 500 Index — $20,242

*Ending value would have been lower if a portion of the management fee had not been reimbursed and/or waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.90%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

In January 2016, portfolio manager Matt Titus left the VP Large Company Value management team and portfolio manager Brian Woglom joined the VP Large Company Value management team.

Performance Summary

VP Large Company Value returned -4.05%* for the 12 months ended December 31, 2015. The fund’s benchmark, the Russell 1000 Value Index, returned -3.83% and the S&P 500 Index returned 1.38% for the same time period. Fund returns reflect operating expenses, while the indices' returns do not.

Continued Growth in the U.S., Slowing Growth in China, Decline in Oil Drive Market Returns

The broad U.S. stock market recorded a small gain for the year, but value indices declined. During the summer, the market was roiled by concerns about slowing growth in China and other emerging markets. Oil and commodity prices dropped on worries about weak global growth, falling demand, and oversupply. Meanwhile, U.S. economic growth continued slowly. In December, the Federal Reserve (Fed) raised short-term interest rates, a move that had been anticipated by the market for most of 2015.

The large decline in the price of oil drove energy stocks down. Growth indices outperformed value indices across the market cap spectrum, as value indices have higher exposure to the energy sector. The Russell 1000 Value Index declined during the year, with seven of its ten sectors generating negative returns. The energy sector suffered the largest decline. The benchmark’s materials, consumer discretionary, information technology, utilities, consumer staples, and financials sectors also posted negative returns. Conversely, the health care, telecommunication services, and industrials sectors produced positive returns.

Security Selection in Energy and Consumer Staples Contributed to Returns

Security selection in energy was the largest positive contributor to relative returns. Lack of exposure to Kinder Morgan was especially helpful as the energy stock underperformed on deteriorating results. Additionally, the company is highly leveraged and cut its dividend by 75%.

In consumer staples, strong selection in the food and staples retailing industry helped relative returns. Overweight positions in CVS Health and Sysco and a portfolio-only position in Kroger all contributed positively to performance. In March, the portfolio sold out of its position in Kroger. The portfolio did not hold a position in Wal-Mart, which also helped relative returns. Wal-Mart’s stock price declined significantly after the company predicted a drop in next year’s annual profit.

Security Selection in Information Technology was the Largest Detractor

Security selection in the information technology sector detracted the most from relative returns. Western Digital underperformed along with several other PC-related names early in the year when earnings expectations declined amid soft PC sales, weak data from Taiwan, foreign currency headwinds, and reduced industry forecasts. Later in the period, several factors negatively impacted the company’s stock price. First, the company’s announced acquisition of SanDisk received mixed

*
All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

reviews for both price and strategy. Second, quarterly results and guidance were below expectations with weaker-than-expected margins. Estimates for industry hard drive sales also declined, and the company suspended its stock buyback program due to the pending acquisition.

The portfolio’s overweight position in Applied Materials also dampened relative performance. The semiconductor equipment segment underperformed in general due to concerns about reduced equipment demand as customer capital expenditures were lower than anticipated for 2015. Additionally, an underweight position in Microsoft over the period weighed on relative returns. Microsoft’s outperformance was driven by investor optimism as the company announced strong revenue and earnings results. The portfolio sold out of its Microsoft position in May.

On the other hand, an overweight position in Electronic Arts, an interactive entertainment software company, contributed positively to performance. The company’s revenues and margins exceeded estimates, games sold well, and its revenue mix shifted toward higher-margin digital sales. The company’s outlook remains favorable with a strong slate of upcoming releases and continued improvement in margins.

Consumer Discretionary Stocks Also Weighed on Performance

Security selection and an overweight to the consumer discretionary sector detracted from relative performance. An overweight position in Macy’s hurt relative performance as the department store retailer reported disappointing third quarter results and provided a mediocre outlook for the holiday shopping season. The portfolio sold out of its Macy's position in November. Additionally, an overweight position in Whirlpool detracted from performance.

Conversely, Delphi Automotive contributed positively to performance. The stock recovered from a late summer selloff that resulted from lower Chinese demand and the Volkswagen scandal. The company is benefiting from an increased focus on its active safety and autonomous driving technologies.

Outlook

We continue to be bottom-up investment managers, using our valuation model and fundamental analysis to identify stocks that we believe are undervalued and temporarily out of favor. As of December 31, 2015, the portfolio’s greatest overweight is to the consumer discretionary sector. The portfolio is also moderately overweight the health care sector.The portfolio is underweight in utilities and real estate investment trusts (REITs), which we believe are both susceptible to rising rates and generally overvalued.The portfolio has no holdings in telecommunication services as we continue to be concerned about competitive dynamics in the sector. Additionally, the portfolio is underweight the consumer staples sector because we believe valuations are generally high.

5

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.7%
Wells Fargo & Co.	3.5%
Cisco Systems, Inc.	2.8%
Chevron Corp.	2.5%
Bank of America Corp.	2.4%
Oracle Corp.	2.4%
TOTAL SA ADR	2.3%
Honeywell International, Inc.	2.2%
Pfizer, Inc.	2.2%
Ingersoll-Rand plc	2.1%

Top Five Industries	% of net assets
Banks	13.8%
Oil, Gas and Consumable Fuels	12.3%
Pharmaceuticals	7.3%
Aerospace and Defense	5.9%
Insurance	5.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	94.0%
Foreign Common Stocks*	5.2%
Total Common Stocks	99.2%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	—**
*Includes depositary shares, dual-listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1)7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$950.80	$3.93	0.80%
Class I (before waiver)	$1,000	$950.80(2)	$4.47	0.91%
Class II (after waiver)	$1,000	$950.00	$4.67	0.95%
Class II (before waiver)	$1,000	$950.00(2)	$5.21	1.06%
Hypothetical
Class I (after waiver)	$1,000	$1,021.17	$4.08	0.80%
Class I (before waiver)	$1,000	$1,020.62	$4.63	0.91%
Class II (after waiver)	$1,000	$1,020.42	$4.84	0.95%
Class II (before waiver)	$1,000	$1,019.86	$5.40	1.06%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 5.9%
Honeywell International, Inc.	3,710	$384,245
Huntington Ingalls Industries, Inc.	1,630	206,765
Raytheon Co.	830	103,360
United Technologies Corp.	3,570	342,970
		1,037,340
Auto Components — 2.5%
BorgWarner, Inc.	3,380	146,117
Delphi Automotive plc	3,360	288,053
		434,170
Automobiles — 1.4%
Ford Motor Co.	9,930	139,914
Harley-Davidson, Inc.	2,460	111,659
		251,573
Banks — 13.8%
Bank of America Corp.	25,460	428,492
JPMorgan Chase & Co.	9,790	646,433
KeyCorp	6,910	91,143
PNC Financial Services Group, Inc. (The)	2,680	255,431
U.S. Bancorp	8,660	369,522
Wells Fargo & Co.	11,380	618,617
		2,409,638
Biotechnology — 0.7%
Amgen, Inc.	780	126,617
Capital Markets — 5.4%
Ameriprise Financial, Inc.	2,280	242,638
BlackRock, Inc.	430	146,424
Goldman Sachs Group, Inc. (The)	1,250	225,287
Invesco Ltd.	9,880	330,782
		945,131
Chemicals — 1.8%
Dow Chemical Co. (The)	3,610	185,843
LyondellBasell Industries NV, Class A	1,400	121,660
		307,503
Communications Equipment — 2.8%
Cisco Systems, Inc.	17,850	484,717
Consumer Finance — 2.5%
Capital One Financial Corp.	3,000	216,540
Discover Financial Services	4,240	227,349
		443,889
Containers and Packaging — 0.7%
WestRock Co.	2,560	116,787

8

	Shares	Value
Diversified Financial Services — 1.0%
Berkshire Hathaway, Inc., Class B(1)	1,360	$179,574
Electric Utilities — 2.2%
PPL Corp.	4,140	141,298
Westar Energy, Inc.	3,160	134,016
Xcel Energy, Inc.	3,120	112,039
		387,353
Energy Equipment and Services — 1.2%
Halliburton Co.	6,270	213,431
Food and Staples Retailing — 2.3%
CVS Health Corp.	2,900	283,533
Sysco Corp.	3,110	127,510
		411,043
Food Products — 0.6%
Hershey Co. (The)	1,260	112,480
Health Care Equipment and Supplies — 3.6%
Medtronic plc	4,760	366,139
Zimmer Biomet Holdings, Inc.	2,530	259,553
		625,692
Health Care Providers and Services — 4.0%
Anthem, Inc.	1,330	185,455
HCA Holdings, Inc.(1)	3,220	217,769
Laboratory Corp. of America Holdings(1)	1,430	176,805
McKesson Corp.	640	126,227
		706,256
Hotels, Restaurants and Leisure — 0.9%
Marriott International, Inc., Class A	2,440	163,578
Household Durables — 1.2%
Whirlpool Corp.	1,480	217,368
Insurance — 5.5%
ACE Ltd.	2,190	255,901
American International Group, Inc.	3,820	236,725
MetLife, Inc.	4,510	217,427
Principal Financial Group, Inc.	1,410	63,422
Prudential Financial, Inc.	2,250	183,173
		956,648
IT Services — 0.6%
VeriFone Systems, Inc.(1)	3,600	100,872
Machinery — 3.3%
Ingersoll-Rand plc	6,770	374,313
Stanley Black & Decker, Inc.	1,880	200,653
		574,966
Media — 2.3%
AMC Networks, Inc.(1)	2,140	159,815
Time Warner, Inc.	3,720	240,573
		400,388

9

	Shares	Value
Oil, Gas and Consumable Fuels — 12.3%
Apache Corp.	4,190	$186,329
Chevron Corp.	4,960	446,202
Exxon Mobil Corp.	3,350	261,133
Imperial Oil Ltd.	8,990	292,888
Oasis Petroleum, Inc.(1)	7,090	52,253
Occidental Petroleum Corp.	3,470	234,607
TOTAL SA ADR	8,910	400,504
Valero Energy Corp.	3,910	276,476
		2,150,392
Pharmaceuticals — 7.3%
Allergan plc(1)	1,150	359,375
Johnson & Johnson	2,570	263,990
Merck & Co., Inc.	3,360	177,475
Pfizer, Inc.	11,900	384,132
Teva Pharmaceutical Industries Ltd. ADR	1,490	97,804
		1,282,776
Real Estate Investment Trusts (REITs) — 0.9%
Brixmor Property Group, Inc.	5,860	151,305
Road and Rail — 0.4%
Union Pacific Corp.	810	63,342
Semiconductors and Semiconductor Equipment — 3.8%
Applied Materials, Inc.	14,610	272,769
Microchip Technology, Inc.	3,960	184,298
NXP Semiconductors NV(1)	1,280	107,840
ON Semiconductor Corp.(1)	9,470	92,806
		657,713
Software — 3.8%
Electronic Arts, Inc.(1)	3,680	252,890
Oracle Corp.	11,310	413,154
		666,044
Specialty Retail — 1.4%
Lowe's Cos., Inc.	3,290	250,172
Technology Hardware, Storage and Peripherals — 1.1%
Western Digital Corp.	3,090	185,554
Tobacco — 2.0%
Altria Group, Inc.	1,660	96,629
Philip Morris International, Inc.	2,950	259,334
		355,963
TOTAL COMMON STOCKS (Cost $15,050,888)		17,370,275
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $139,125), at 0.08%, dated 12/31/15, due 1/4/16 (Delivery value $135,001)		135,000
State Street Institutional Liquid Reserves Fund, Premier Class	5,773	5,773
TOTAL TEMPORARY CASH INVESTMENTS (Cost $140,773)		140,773
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $15,191,661)		17,511,048
OTHER ASSETS AND LIABILITIES†		(2,301)
TOTAL NET ASSETS — 100.0%		$17,508,747

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	9,345	CAD	12,964	JPMorgan Chase Bank N.A.	1/29/16	$(24)
USD	195,926	CAD	273,179	JPMorgan Chase Bank N.A.	1/29/16	(1,511)
USD	11,453	EUR	10,462	UBS AG	1/29/16	77
USD	298,686	EUR	272,439	UBS AG	1/29/16	2,437
						$979

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $15,191,661)	$17,511,048
Cash	2,062
Foreign currency holdings, at value (cost of $2,996)	2,516
Receivable for capital shares sold	2,087
Unrealized appreciation on forward foreign currency exchange contracts	2,514
Dividends and interest receivable	29,141
17,549,368

Liabilities
Payable for capital shares redeemed	25,879
Unrealized depreciation on forward foreign currency exchange contracts	1,535
Accrued management fees	11,328
Distribution fees payable	1,879
40,621

Net Assets	$17,508,747

Net Assets Consist of:
Capital (par value and paid-in surplus)	$14,333,319
Undistributed net investment income	72,366
Undistributed net realized gain	783,205
Net unrealized appreciation	2,319,857
$17,508,747

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$8,693,085	604,190	$14.39
Class II, $0.01 Par Value	$8,815,662	605,155	$14.57

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,322)	$421,551
Interest	75
421,626

Expenses:
Management fees	161,334
Distribution fees - Class II	23,047
Directors' fees and expenses	672
Other expenses	306
185,359
Fees waived	(20,845)
164,514

Net investment income (loss)	257,112

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	993,169
Foreign currency transactions	59,383
1,052,552

Change in net unrealized appreciation (depreciation) on:
Investments	(2,244,361)
Translation of assets and liabilities in foreign currencies	(1,444)
(2,245,805)

Net realized and unrealized gain (loss)	(1,193,253)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(936,141)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$257,112	$223,691
Net realized gain (loss)	1,052,552	1,752,545
Change in net unrealized appreciation (depreciation)	(2,245,805)	5,107
Net increase (decrease) in net assets resulting from operations	(936,141)	1,981,343

Distributions to Shareholders
From net investment income:
Class I	(144,696)	(104,036)
Class II	(123,961)	(114,903)
From net realized gains:
Class I	(13,866)	—
Class II	(15,099)	—
Decrease in net assets from distributions	(297,622)	(218,939)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,680,464	297,850

Net increase (decrease) in net assets	446,701	2,060,254

Net Assets
Beginning of period	17,062,046	15,001,792
End of period	$17,508,747	$17,062,046

Undistributed net investment income	$72,366	$35,490

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

15

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. During the year ended December 31, 2015, the investment advisor voluntarily agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2015 was $10,705 and $10,140 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2015 was 0.90% and 0.80% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2015 was 0.79% and 0.69% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $13,300,644 and $11,655,607, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	324,255	$4,973,581	130,427	$1,863,978
Issued in reinvestment of distributions	10,723	158,562	7,144	104,036
Redeemed	(226,277)	(3,285,759)	(138,480)	(1,993,506)
	108,701	1,846,384	(909)	(25,492)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	137,356	2,072,112	301,056	4,329,887
Issued in reinvestment of distributions	9,271	139,060	7,793	114,903
Redeemed	(158,581)	(2,377,092)	(284,061)	(4,121,448)
	(11,954)	(165,920)	24,788	323,342
Net increase (decrease)	96,747	$1,680,464	23,879	$297,850

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$17,077,387	$292,888	—
Temporary Cash Investments	5,773	135,000	—
	$17,083,160	$427,888	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$2,514	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,535	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $546,690.

The value of foreign currency risk derivative instruments as of December 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $2,514 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,535 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $59,931 in net realized gain (loss) on foreign currency transactions and $(1,204) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$268,657	$218,939
Long-term capital gains	$28,965	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$15,440,232
Gross tax appreciation of investments	$2,801,680
Gross tax depreciation of investments	(730,864)
Net tax appreciation (depreciation) of investments	2,070,816
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(509)
Net tax appreciation (depreciation)	$2,070,307
Undistributed ordinary income	$73,345
Accumulated long-term gains	$1,031,776

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$15.23	0.22	(0.81)	(0.59)	(0.23)	(0.02)	(0.25)	$14.39	(3.89)%	0.80%	0.91%	1.43%	1.32%	63%	$8,693
2014	$13.69	0.21	1.54	1.75	(0.21)	—	(0.21)	$15.23	12.87%	0.80%	0.90%	1.47%	1.37%	70%	$7,547
2013	$10.58	0.20	3.10	3.30	(0.19)	—	(0.19)	$13.69	31.33%	0.86%	0.91%	1.64%	1.59%	61%	$6,795
2012	$9.26	0.19	1.32	1.51	(0.19)	—	(0.19)	$10.58	16.40%	0.90%	0.91%	1.89%	1.88%	65%	$4,997
2011	$9.31	0.16	(0.06)	0.10	(0.15)	—	(0.15)	$9.26	1.12%	0.91%	0.91%	1.69%	1.69%	49%	$4,825
Class II
2015	$15.42	0.19	(0.81)	(0.62)	(0.21)	(0.02)	(0.23)	$14.57	(4.05)%	0.95%	1.06%	1.28%	1.17%	63%	$8,816
2014	$13.86	0.19	1.56	1.75	(0.19)	—	(0.19)	$15.42	12.77%	0.95%	1.05%	1.32%	1.22%	70%	$9,515
2013	$10.71	0.19	3.13	3.32	(0.17)	—	(0.17)	$13.86	31.04%	1.01%	1.06%	1.49%	1.44%	61%	$8,207
2012	$9.36	0.18	1.35	1.53	(0.18)	—	(0.18)	$10.71	16.37%	1.05%	1.06%	1.74%	1.73%	65%	$5,275
2011	$9.42	0.15	(0.07)	0.08	(0.14)	—	(0.14)	$9.36	0.85%	1.06%	1.06%	1.54%	1.54%	49%	$4,649

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Large Company Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $268,657, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $28,965, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2015.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88148 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class II	AVMTX	-1.58%(1)	11.35%(1)	8.88%	9.92%	10/29/04
Russell Midcap Value Index	—	-4.78%	11.24%	7.60%	8.92%	—
Class I	AVIPX	-1.43%(1)	11.51%(1)	9.04%	9.41%	12/1/04

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class II — $23,423*

Russell Midcap Value Index — $20,814

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson and Brian Woglom
Performance Summary
VP Mid Cap Value returned -1.58%* for the 12 months ended December 31, 2015. By comparison, its benchmark, the Russell Midcap Value Index, returned -4.78%. The portfolio’s returns reflect operating expenses, while the index’s returns do not.
The broad U.S. stock market recorded a small gain for the year. During the summer, the market was roiled by concerns about slowing growth in China and other emerging markets. Oil and commodity prices dropped on worries about weak global growth, falling demand, and oversupply. Meanwhile, U.S. economic growth continued slowly. In December, the U.S. Federal Reserve (Fed) raised short-term interest rates, a move that had been anticipated by the market for most of 2015.
In this environment, VP Mid Cap Value received positive results in absolute terms in four of the 10 sectors in which it was invested. Selection among consumer staples companies, as well as an overweight position relative to the benchmark, contributed the most to relative results. The portfolio also benefited from security selection in the utilities sector. Although an overweight in energy diminished performance, the portfolio’s mix of stocks added substantially to results. Security selection in information technology detracted from relative returns. In addition, the portfolio was hampered by an underweight position and selection in the financials sector.

Consumer Staples Boosted Performance

Within consumer staples, the portfolio’s overweight position in the food product industry was advantageous. A notable contributor was snack company Mondelez International, a portfolio-only investment. The company, which topped earnings expectations and raised margins, indicated a willingness to be acquired and had an activist investor promoting the stock. Among food and staples retailers, Sysco, a large distributor of food and related products, benefited from improving restaurant sales and the addition of an activist investor to its board.

Energy Selection Added Value

Security selection in the energy sector bolstered results, as the portfolio did not own some of the sector’s steepest decliners. However, its gains were limited by its overweight position. A key contribution was made by Cameron International, a global provider of pressure control, processing, flow control, and compression systems. Its stock rose on news that oilfield-services provider Schlumberger had agreed to acquire it at a healthy premium. On the other hand, declining oil and natural gas prices weighed on a number of the portfolio’s holdings, including natural gas drilling company EQT, as well as portfolio-only investments Devon Energy, an independent natural gas and oil producer, and petroleum company Imperial Oil.

*
All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Industrials Sector Source of Top Contributor

The industrials sector provided top contributor Republic Services. The waste management company recorded strong gains as it continued to execute well and has minimal exposure to emerging markets and foreign currency issues. Within the aerospace and defense industry, Exelis was acquired by competitor Harris Corp. in a cash and stock deal at approximately a 35% premium over the company’s share price at the time. Industrials was also the source of notable detractor Heartland Express. The trucking company underperformed along with other transportation stocks amid weaker volumes and increased labor costs.

Information Technology Sector Hampered Results

Security selection in the information technology sector had a negative impact on relative results, particularly in a lack of exposure to the software industry. Semiconductors and semiconductor equipment companies also detracted, including a portfolio-only position in Micron Technology, which suffered amid weakness in the PC-build segment. The company’s prices dropped faster than its costs, hurting the share price, and the portfolio exited its position.

Financials Sector Detracted

The portfolio’s substantial underweight to REITs led to relative underperformance in the financials sector.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2015, the portfolio is notably overweight consumer staples stocks, because we believe they have favorable risk-return profiles and there is opportunity for continued industry consolidation. A significant overweight was maintained in energy, with a focus on higher-quality companies across the sector that have been pressured by the steep drop in oil prices. The portfolio has smaller overweights in the industrials and health care sectors. The portfolio’s largest sector underweight is in financials, where it is significantly underweight REITs as we continue to find valuations unattractive. The portfolio is moderately underweight the materials sector, and has smaller relative underweights in the utilities and consumer discretionary sectors.

5

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
Sysco Corp.	3.1%
Northern Trust Corp.	3.0%
Republic Services, Inc.	2.4%
Zimmer Biomet Holdings, Inc.	1.9%
Imperial Oil Ltd.	1.8%
Applied Materials, Inc.	1.7%
Weyerhaeuser Co.	1.6%
Tyco International plc	1.6%
Cameron International Corp.	1.6%
PG&E Corp.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	8.3%
Banks	7.9%
Insurance	6.8%
Commercial Services and Supplies	5.6%
Capital Markets	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	96.2%
Exchange-Traded Funds	1.0%
Total Equity Exposure	97.2%
Temporary Cash Investments	3.1%
Other Assets and Liabilities	(0.3)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1) 7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$978.40	$4.44	0.89%
Class I (before waiver)	$1,000	$978.40(2)	$5.04	1.01%
Class II (after waiver)	$1,000	$977.10	$5.18	1.04%
Class II (before waiver)	$1,000	$977.10(2)	$5.78	1.16%
Hypothetical
Class I (after waiver)	$1,000	$1,020.72	$4.53	0.89%
Class I (before waiver)	$1,000	$1,020.11	$5.14	1.01%
Class II (after waiver)	$1,000	$1,019.96	$5.30	1.04%
Class II (before waiver)	$1,000	$1,019.36	$5.90	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 96.2%
Aerospace and Defense — 0.5%
Textron, Inc.	105,688	$4,439,953
Automobiles — 1.3%
Honda Motor Co., Ltd. ADR	157,106	5,016,394
Thor Industries, Inc.	95,838	5,381,304
		10,397,698
Banks — 7.9%
Bank of Hawaii Corp.	95,460	6,004,434
BB&T Corp.	178,669	6,755,475
BOK Financial Corp.	70,371	4,207,482
Comerica, Inc.	100,261	4,193,918
Commerce Bancshares, Inc.	207,107	8,810,332
Cullen/Frost Bankers, Inc.	65,127	3,907,620
M&T Bank Corp.	77,673	9,412,414
PNC Financial Services Group, Inc. (The)	80,175	7,641,479
SunTrust Banks, Inc.	109,581	4,694,450
Westamerica Bancorporation	195,980	9,162,065
		64,789,669
Capital Markets — 5.5%
Franklin Resources, Inc.	149,056	5,488,242
LPL Financial Holdings, Inc.	94,072	4,012,171
Northern Trust Corp.	340,180	24,523,576
State Street Corp.	95,122	6,312,296
T. Rowe Price Group, Inc.	67,648	4,836,155
		45,172,440
Chemicals — 0.4%
Mosaic Co. (The)	102,684	2,833,052
Commercial Services and Supplies — 5.6%
ADT Corp. (The)	195,595	6,450,723
Clean Harbors, Inc.(1)	160,673	6,692,030
Republic Services, Inc.	443,041	19,489,374
Tyco International plc	417,882	13,326,257
		45,958,384
Communications Equipment — 0.4%
Harris Corp.	36,319	3,156,121
Containers and Packaging — 2.0%
Bemis Co., Inc.	81,954	3,662,524
Sonoco Products Co.	175,606	7,177,017
WestRock Co.	116,817	5,329,192
		16,168,733
Diversified Financial Services — 0.5%
Markit Ltd.(1)	131,464	3,966,269
Diversified Telecommunication Services — 1.1%
CenturyLink, Inc.	362,222	9,113,506

8

	Shares	Value
Electric Utilities — 5.0%
Edison International	206,299	$12,214,964
Great Plains Energy, Inc.	242,404	6,620,053
Westar Energy, Inc.	277,569	11,771,701
Xcel Energy, Inc.	293,714	10,547,270
		41,153,988
Electrical Equipment — 1.8%
Emerson Electric Co.	213,937	10,232,607
Hubbell, Inc.	7,358	743,452
Rockwell Automation, Inc.	38,893	3,990,811
		14,966,870
Electronic Equipment, Instruments and Components — 2.0%
Keysight Technologies, Inc.(1)	296,358	8,395,822
TE Connectivity Ltd.	126,795	8,192,225
		16,588,047
Energy Equipment and Services — 3.3%
Cameron International Corp.(1)	210,721	13,317,567
FMC Technologies, Inc.(1)	233,697	6,779,550
Helmerich & Payne, Inc.	135,140	7,236,747
		27,333,864
Food and Staples Retailing — 3.1%
Sysco Corp.	627,339	25,720,899
Food Products — 5.0%
ConAgra Foods, Inc.	266,602	11,239,940
General Mills, Inc.	108,413	6,251,094
J.M. Smucker Co. (The)	66,442	8,194,956
Kellogg Co.	113,659	8,214,136
Mondelez International, Inc., Class A	155,283	6,962,890
		40,863,016
Gas Utilities — 1.8%
Atmos Energy Corp.	105,503	6,650,909
Laclede Group, Inc. (The)	138,850	8,249,079
		14,899,988
Health Care Equipment and Supplies — 5.1%
Baxter International, Inc.	321,552	12,267,209
Becton Dickinson and Co.	33,928	5,227,966
Boston Scientific Corp.(1)	476,557	8,787,711
Zimmer Biomet Holdings, Inc.	152,982	15,694,423
		41,977,309
Health Care Providers and Services — 2.9%
LifePoint Health, Inc.(1)	171,119	12,560,135
Quest Diagnostics, Inc.	155,561	11,066,609
		23,626,744
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	70,792	3,856,748
Household Durables — 1.1%
PulteGroup, Inc.	330,087	5,882,150
Toll Brothers, Inc.(1)	95,993	3,196,567
		9,078,717
Industrial Conglomerates — 1.0%
Koninklijke Philips NV	337,483	8,580,646

9

	Shares	Value
Insurance — 6.8%
ACE Ltd.	103,290	$12,069,436
Aflac, Inc.	67,445	4,039,955
Allstate Corp. (The)	61,986	3,848,711
Brown & Brown, Inc.	178,046	5,715,277
MetLife, Inc.	88,195	4,251,881
ProAssurance Corp.	85,467	4,147,713
Reinsurance Group of America, Inc.	95,401	8,161,556
Torchmark Corp.	60,459	3,455,836
Travelers Cos., Inc. (The)	23,002	2,596,006
Unum Group	226,892	7,553,235
		55,839,606
Leisure Products — 0.7%
Mattel, Inc.	218,853	5,946,236
Machinery — 1.1%
Oshkosh Corp.	96,393	3,763,183
Parker-Hannifin Corp.	54,618	5,296,853
		9,060,036
Metals and Mining — 1.0%
Nucor Corp.	192,767	7,768,510
Multi-Utilities — 3.1%
Ameren Corp.	97,334	4,207,749
Consolidated Edison, Inc.	61,133	3,929,018
NorthWestern Corp.	80,863	4,386,817
PG&E Corp.	238,394	12,680,177
		25,203,761
Multiline Retail — 0.4%
Target Corp.	42,262	3,068,644
Oil, Gas and Consumable Fuels — 8.3%
Anadarko Petroleum Corp.	109,327	5,311,106
Cimarex Energy Co.	76,500	6,837,570
Devon Energy Corp.	219,553	7,025,696
EQT Corp.	223,186	11,634,686
Imperial Oil Ltd.	462,435	15,065,816
Noble Energy, Inc.	351,211	11,565,378
Occidental Petroleum Corp.	158,426	10,711,182
		68,151,434
Real Estate Investment Trusts (REITs) — 4.9%
Boston Properties, Inc.	16,842	2,148,029
Corrections Corp. of America	322,439	8,541,409
Empire State Realty Trust, Inc.	183,485	3,315,574
Host Hotels & Resorts, Inc.	279,961	4,294,602
Piedmont Office Realty Trust, Inc., Class A	464,041	8,761,094
Weyerhaeuser Co.	450,677	13,511,296
		40,572,004
Road and Rail — 1.4%
CSX Corp.	97,553	2,531,501
Heartland Express, Inc.	533,616	9,082,144
		11,613,645

10

	Shares	Value
Semiconductors and Semiconductor Equipment — 5.4%
Applied Materials, Inc.	732,917	$13,683,560
Lam Research Corp.	72,850	5,785,747
Maxim Integrated Products, Inc.	219,834	8,353,692
Microchip Technology, Inc.	177,277	8,250,472
Teradyne, Inc.	383,117	7,919,028
		43,992,499
Specialty Retail — 2.2%
Advance Auto Parts, Inc.	55,868	8,408,693
CST Brands, Inc.	198,877	7,784,046
Lowe's Cos., Inc.	27,274	2,073,915
		18,266,654
Technology Hardware, Storage and Peripherals — 1.6%
SanDisk Corp.	126,265	9,594,877
Western Digital Corp.	62,915	3,778,046
		13,372,923
Textiles, Apparel and Luxury Goods — 0.6%
Ralph Lauren Corp.	47,395	5,283,595
Thrifts and Mortgage Finance — 0.9%
Capitol Federal Financial, Inc.	554,493	6,964,432
TOTAL COMMON STOCKS (Cost $745,581,895)		789,746,640
EXCHANGE-TRADED FUNDS — 1.0%
iShares Russell Mid-Cap Value ETF (Cost $8,508,998)	120,367	8,266,806
TEMPORARY CASH INVESTMENTS — 3.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 05/15/25, valued at $25,388,550), at 0.08%, dated 12/31/15, due 1/4/16 (Delivery value $24,888,221)		24,888,000
State Street Institutional Liquid Reserves Fund, Premier Class	898,047	898,047
TOTAL TEMPORARY CASH INVESTMENTS (Cost $25,786,047)		25,786,047
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $779,876,940)		823,799,493
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,381,620)
TOTAL NET ASSETS — 100.0%		$821,417,873

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	12,237,795	CAD	17,063,158	JPMorgan Chase Bank N.A.	1/29/16	$(94,373)
USD	583,709	CAD	809,724	JPMorgan Chase Bank N.A.	1/29/16	(1,508)
USD	7,322,918	EUR	6,679,422	UBS AG	1/29/16	59,741
USD	249,134	EUR	228,180	UBS AG	1/29/16	1,012
USD	3,021,918	JPY	365,132,270	Credit Suisse AG	1/29/16	(17,470)
						$(52,598)

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $779,876,940)	$823,799,493
Receivable for investments sold	1,086,784
Receivable for capital shares sold	398,748
Unrealized appreciation on forward foreign currency exchange contracts	60,753
Dividends and interest receivable	1,729,145
827,074,923

Liabilities
Payable for investments purchased	4,003,812
Payable for capital shares redeemed	857,127
Unrealized depreciation on forward foreign currency exchange contracts	113,351
Accrued management fees	565,797
Distribution fees payable	116,963
5,657,050

Net Assets	$821,417,873

Net Assets Consist of:
Capital (par value and paid-in surplus)	$751,319,334
Undistributed net investment income	3,960,071
Undistributed net realized gain	22,269,831
Net unrealized appreciation	43,868,637
$821,417,873

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$268,865,986	14,621,779	$18.39
Class II, $0.01 Par Value	$552,551,887	30,027,588	$18.40

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $53,932)	$16,779,950
Interest	6,657
16,786,607

Expenses:
Management fees	7,227,865
Distribution fees - Class II	1,325,844
Directors' fees and expenses	27,622
Other expenses	4,205
8,585,536
Fees waived	(930,984)
7,654,552

Net investment income (loss)	9,132,055

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	43,837,606
Foreign currency transactions	3,648,987
47,486,593

Change in net unrealized appreciation (depreciation) on:
Investments	(69,425,674)
Translation of assets and liabilities in foreign currencies	(163,035)
(69,588,709)

Net realized and unrealized gain (loss)	(22,102,116)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,970,061)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$9,132,055	$6,432,387
Net realized gain (loss)	47,486,593	41,926,646
Change in net unrealized appreciation (depreciation)	(69,588,709)	34,598,720
Net increase (decrease) in net assets resulting from operations	(12,970,061)	82,957,753

Distributions to Shareholders
From net investment income:
Class I	(4,088,037)	(1,615,714)
Class II	(8,024,490)	(4,173,000)
From net realized gains:
Class I	(10,379,596)	(6,689,968)
Class II	(23,528,578)	(24,112,228)
Decrease in net assets from distributions	(46,020,701)	(36,590,910)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	173,816,195	216,583,746

Net increase (decrease) in net assets	114,825,433	262,950,589

Net Assets
Beginning of period	706,592,440	443,641,851
End of period	$821,417,873	$706,592,440

Undistributed net investment income	$3,960,071	$3,605,135

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

16

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively. During the year ended December 31, 2015, the investment advisor voluntarily agreed to waive 0.12% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2015 was $294,579 and $636,405 for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2015 was 0.88% and 0.78% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $635,007,223 and $490,126,932, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	6,281,314	$120,516,053	6,643,457	$124,736,920
Issued in reinvestment of distributions	742,672	14,154,729	464,688	8,293,215
Redeemed	(3,013,253)	(57,415,113)	(1,635,883)	(30,314,028)
	4,010,733	77,255,669	5,472,262	102,716,107
Class II/Shares Authorized	150,000,000		150,000,000
Sold	8,331,317	159,539,307	8,199,671	153,858,864
Issued in reinvestment of distributions	1,652,793	31,553,068	1,589,781	28,285,228
Redeemed	(4,946,818)	(94,531,849)	(3,669,671)	(68,276,453)
	5,037,292	96,560,526	6,119,781	113,867,639
Net increase (decrease)	9,048,025	$173,816,195	11,592,043	$216,583,746

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$766,100,178	$23,646,462	—
Exchange-Traded Funds	8,266,806	—	—
Temporary Cash Investments	898,047	24,888,000	—
	$775,265,031	$48,534,462	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$60,753	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$113,351	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $27,528,218.

The value of foreign currency risk derivative instruments as of December 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $60,753 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $113,351 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2015, the effect of foreign currency risk derivative

19

instruments on the Statement of Operations was $3,635,777 in net realized gain (loss) on foreign currency transactions and $(162,960) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$21,230,561	$15,971,907
Long-term capital gains	$24,790,140	$20,619,003

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$790,373,858
Gross tax appreciation of investments	$82,633,504
Gross tax depreciation of investments	(49,207,869)
Net tax appreciation (depreciation) of investments	33,425,635
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,318)
Net tax appreciation (depreciation)	$33,424,317
Undistributed ordinary income	$11,275,339
Accumulated long-term gains	$36,301,259
Accumulated short-term capital losses	$(10,902,376)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$19.84	0.24	(0.49)	(0.25)	(0.32)	(0.88)	(1.20)	$18.39	(1.43)%	0.88%	1.00%	1.29%	1.17%	65%	$268,866
2014	$18.47	0.25	2.60	2.85	(0.22)	(1.26)	(1.48)	$19.84	16.42%	0.94%	1.00%	1.31%	1.25%	60%	$210,494
2013	$14.59	0.23	4.09	4.32	(0.20)	(0.24)	(0.44)	$18.47	30.11%	1.01%	1.01%	1.39%	1.39%	63%	$94,906
2012	$13.50	0.29	1.86	2.15	(0.28)	(0.78)	(1.06)	$14.59	16.33%	1.01%	1.01%	2.06%	2.06%	78%	$60,637
2011	$14.14	0.21	(0.30)	(0.09)	(0.18)	(0.37)	(0.55)	$13.50	(0.69)%	1.01%	1.01%	1.52%	1.52%	98%	$52,242
Class II
2015	$19.85	0.21	(0.49)	(0.28)	(0.29)	(0.88)	(1.17)	$18.40	(1.58)%	1.03%	1.15%	1.14%	1.02%	65%	$552,552
2014	$18.48	0.21	2.62	2.83	(0.20)	(1.26)	(1.46)	$19.85	16.24%	1.09%	1.15%	1.16%	1.10%	60%	$496,099
2013	$14.59	0.21	4.10	4.31	(0.18)	(0.24)	(0.42)	$18.48	29.90%	1.16%	1.16%	1.24%	1.24%	63%	$348,736
2012	$13.50	0.27	1.86	2.13	(0.26)	(0.78)	(1.04)	$14.59	16.23%	1.16%	1.16%	1.91%	1.91%	78%	$205,208
2011	$14.14	0.19	(0.30)	(0.11)	(0.16)	(0.37)	(0.53)	$13.50	(0.84)%	1.16%	1.16%	1.37%	1.37%	98%	$154,453

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $10,511,122, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $9,118,034 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2015.

The fund hereby designates $24,790,140, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2015.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88149 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP Ultra® Fund

31

32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPUX	6.27%(1)	13.02%(1)	7.03%(1)	5.02%(1)	5/1/01
Russell 1000 Growth Index	—	5.67%	13.53%	8.53%	5.25%	—
S&P 500 Index	—	1.38%	12.56%	7.30%	5.48%	—
Class II	AVPSX	6.05%(1)	12.84%(1)	6.86%(1)	5.91%(1)	5/1/02

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class I — $19,728*

Russell 1000 Growth Index — $22,681

S&P 500 Index — $20,242

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.00%	1.15%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeffrey Bourke

Performance Summary

VP Ultra returned 6.05%* for the 12 months ended December 31, 2015, outperforming the 5.67% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices were mixed during the reporting period as large caps posted modest gains while mid- and small caps declined. The Russell 1000 Growth Index was led by the consumer staples and consumer discretionary sectors, which posted double-digit returns. Information technology stocks also performed well. The energy sector declined sharply while utilities also suffered a significant loss. Materials and industrials declined as global economic weakness hampered stocks closely tied to growth.

VP Ultra outpaced its Russell 1000 Growth benchmark due to stock selection, especially in the consumer discretionary, industrials, and health care sectors. Stock decisions in the financials and information technology sectors detracted, although an overweight position in information technology was positive.

Consumer Discretionary Led Contributors

Stock selection in the consumer discretionary sector was the largest source of outperformance relative to the Russell 1000 Growth Index. Amazon.com helped performance. The internet retailer reported strong revenue growth, aided by its Prime membership program. Margins are improving through efficiency gains, and profitability from its cloud hosting services has been higher than expected. Starbucks was a major contributor in the sector as the coffee retailer is benefiting from its Starbucks Rewards program. The rollout of its mobile ordering application has exceeded expectations as well.

Stock selection in the industrials sector was positive. Acuity Brands was a top contributor. The company reported strong earnings due to trends in LED lighting as non-commercial construction rebounds. Underweighting road and rail companies also helped as the industry suffered from concerns about declining rail volumes due to weakness in the energy sector. Not owning index component Union Pacific was a significant contributor to relative performance.

In health care, stock decisions aided performance, especially among health care providers and services companies. UnitedHealth Group benefited from its announcement of a large acquisition of a competitor, which enables the company to gain market share.

Other key contributors included Constellation Brands, a producer and marketer of beer, wine, and spirits, which continued to see very strong sales volume and pricing in its Corona and Modelo brands. Alphabet (formerly Google) was a top contributor, reporting revenue and earnings above expectations driven by its mobile business and growth in its YouTube video site. The company is also demonstrating better capital allocation under its new CFO and announced a $5 billion share repurchase program.

*
All fund returns referenced in this commentary are for Class II shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Financials and Information Technology Detracted

In financials, not owning real estate investment trusts (REITs) hampered results as the industry performed better than expected due to the Federal Reserve’s caution in raising interest rates. REITs are likely to falter as rates rise. Asset manager Franklin Resources detracted as assets under management and fund flows deteriorated.

Stock selection in the information technology sector, especially among software and communications equipment companies, hampered relative performance. Overweight positions in QUALCOMM and VMware were key detractors in the sector. VMware was eliminated. Not owning index component Microsoft was a major detractor. The company reported strong earnings driven by Azure, its cloud services, and the rollout of its new operating system.

Other leading detractors included baby formula maker Mead Johnson Nutrition, which was hurt by a difficult environment in Hong Kong due to concerns about slowing economic growth in China. We believe this is a transitory issue and continue to have a positive view of the underlying growth rate for the company. Media firm Time Warner detracted as subscriber numbers were weaker than expected and the company has had to increase spending on content. Chipotle Mexican Grill hampered performance as the fast-casual restaurant chain suffered from a series of food-safety issues that the company expects to hurt same-store sales.

Outlook

We remain confident in our belief that stocks that exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process. As of December 31, 2015, the portfolio’s largest overweight positions relative to the Russell 1000 Growth Index were in information technology and health care. Telecommunication services and consumer staples represented the largest underweights.

5

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	8.0%
Alphabet, Inc.*	6.0%
Amazon.com, Inc.	4.7%
Starbucks Corp.	3.6%
Facebook, Inc., Class A	3.3%
Celgene Corp.	3.1%
Gilead Sciences, Inc.	3.0%
Visa, Inc., Class A	3.0%
UnitedHealth Group, Inc.	2.8%
MasterCard, Inc., Class A	2.8%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	11.8%
Biotechnology	9.2%
Technology Hardware, Storage and Peripherals	8.0%
IT Services	5.9%
Media	4.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Exchange-Traded Funds	0.4%
Total Equity Exposure	99.8%
Temporary Cash Investments	0.7%
Other Assets and Liabilities	(0.5)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1) 7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,005.20	$4.30	0.85%
Class I (before waiver)	$1,000	$1,005.20(2)	$5.10	1.01%
Class II (after waiver)	$1,000	$1,004.00	$5.05	1.00%
Class II (before waiver)	$1,000	$1,004.00(2)	$5.86	1.16%
Hypothetical
Class I (after waiver)	$1,000	$1,020.92	$4.33	0.85%
Class I (before waiver)	$1,000	$1,020.11	$5.14	1.01%
Class II (after waiver)	$1,000	$1,020.16	$5.09	1.00%
Class II (before waiver)	$1,000	$1,019.36	$5.90	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 3.8%
Boeing Co. (The)	29,380	$4,248,054
Rockwell Collins, Inc.	17,110	1,579,253
United Technologies Corp.	15,140	1,454,500
		7,281,807
Automobiles — 1.2%
Tesla Motors, Inc.(1)	9,540	2,289,695
Banks — 1.7%
JPMorgan Chase & Co.	35,790	2,363,214
U.S. Bancorp	21,140	902,044
		3,265,258
Beverages — 2.6%
Boston Beer Co., Inc. (The), Class A(1)	6,610	1,334,625
Constellation Brands, Inc., Class A	25,850	3,682,074
		5,016,699
Biotechnology — 9.2%
Agios Pharmaceuticals, Inc.(1)	1,780	115,558
Alexion Pharmaceuticals, Inc.(1)	4,380	835,485
Celgene Corp.(1)	49,460	5,923,329
Gilead Sciences, Inc.	57,520	5,820,449
Ionis Pharmaceuticals, Inc.(1)	10,620	657,696
Kite Pharma, Inc.(1)	5,590	344,456
Regeneron Pharmaceuticals, Inc.(1)	6,590	3,577,513
Spark Therapeutics, Inc.(1)	8,260	374,261
		17,648,747
Capital Markets — 1.2%
Franklin Resources, Inc.	19,290	710,258
T. Rowe Price Group, Inc.	21,470	1,534,890
		2,245,148
Chemicals — 2.3%
Ecolab, Inc.	5,940	679,417
Monsanto Co.	22,630	2,229,508
Valspar Corp. (The)	18,510	1,535,404
		4,444,329
Commercial Services and Supplies — 0.3%
Stericycle, Inc.(1)	5,020	605,412
Communications Equipment — 0.4%
QUALCOMM, Inc.	15,550	777,267
Consumer Finance — 0.7%
American Express Co.	18,360	1,276,938
Electrical Equipment — 1.7%
Acuity Brands, Inc.	12,910	3,018,358
Eaton Corp. plc	4,040	210,242
		3,228,600
Energy Equipment and Services — 0.5%
Core Laboratories NV	8,670	942,776

8

	Shares	Value
Food and Staples Retailing — 2.7%
Costco Wholesale Corp.	32,350	$5,224,525
Food Products — 1.3%
Mead Johnson Nutrition Co.	24,020	1,896,379
Nestle SA	9,380	695,280
		2,591,659
Health Care Equipment and Supplies — 2.6%
Intuitive Surgical, Inc.(1)	6,810	3,719,350
St. Jude Medical, Inc.	21,650	1,337,320
		5,056,670
Health Care Providers and Services — 4.4%
Cigna Corp.	10,980	1,606,703
Express Scripts Holding Co.(1)	16,530	1,444,887
UnitedHealth Group, Inc.	45,670	5,372,619
		8,424,209
Health Care Technology — 1.0%
Cerner Corp.(1)	31,130	1,873,092
Hotels, Restaurants and Leisure — 4.1%
Chipotle Mexican Grill, Inc.(1)	2,010	964,499
Starbucks Corp.	115,600	6,939,468
		7,903,967
Insurance — 1.2%
MetLife, Inc.	46,600	2,246,586
Internet and Catalog Retail — 4.7%
Amazon.com, Inc.(1)	13,360	9,029,890
Internet Software and Services — 11.8%
Alphabet, Inc., Class A(1)	7,460	5,803,954
Alphabet, Inc., Class C(1)	7,460	5,661,245
Baidu, Inc. ADR(1)	7,290	1,378,102
Facebook, Inc., Class A(1)	60,430	6,324,604
LinkedIn Corp., Class A(1)	8,990	2,023,469
Tencent Holdings Ltd.	73,600	1,435,792
		22,627,166
IT Services — 5.9%
MasterCard, Inc., Class A	54,890	5,344,090
Square, Inc.(1)	11,283	147,694
Visa, Inc., Class A	74,550	5,781,353
		11,273,137
Machinery — 3.1%
Cummins, Inc.	18,300	1,610,583
Donaldson Co., Inc.	13,420	384,617
Flowserve Corp.	24,810	1,044,005
WABCO Holdings, Inc.(1)	12,750	1,303,815
Wabtec Corp.	22,980	1,634,338
		5,977,358
Media — 4.8%
Scripps Networks Interactive, Inc., Class A	12,360	682,396
Time Warner, Inc.	55,520	3,590,478
Walt Disney Co. (The)	46,980	4,936,658
		9,209,532

9

	Shares	Value
Oil, Gas and Consumable Fuels — 0.8%
Concho Resources, Inc.(1)	6,350	$589,661
EOG Resources, Inc.	12,580	890,538
		1,480,199
Personal Products — 1.7%
Estee Lauder Cos., Inc. (The), Class A	38,020	3,348,041
Pharmaceuticals — 1.1%
Pfizer, Inc.	64,860	2,093,681
Professional Services — 1.0%
Nielsen Holdings plc	41,940	1,954,404
Road and Rail — 0.6%
J.B. Hunt Transport Services, Inc.	15,760	1,156,154
Semiconductors and Semiconductor Equipment — 1.2%
ARM Holdings plc	61,940	935,333
Linear Technology Corp.	30,980	1,315,721
		2,251,054
Software — 3.2%
NetSuite, Inc.(1)	12,640	1,069,597
Oracle Corp.	38,480	1,405,674
salesforce.com, inc.(1)	23,600	1,850,240
Splunk, Inc.(1)	13,450	790,995
Tableau Software, Inc., Class A(1)	10,510	990,252
		6,106,758
Specialty Retail — 3.3%
O'Reilly Automotive, Inc.(1)	9,860	2,498,721
TJX Cos., Inc. (The)	54,940	3,895,796
		6,394,517
Technology Hardware, Storage and Peripherals — 8.0%
Apple, Inc.	146,030	15,371,118
Textiles, Apparel and Luxury Goods — 3.7%
Burberry Group plc	39,920	702,149
NIKE, Inc., Class B	72,600	4,537,500
Under Armour, Inc., Class A(1)	22,930	1,848,387
		7,088,036
Tobacco — 1.6%
Philip Morris International, Inc.	36,290	3,190,254
TOTAL COMMON STOCKS (Cost $93,875,738)		190,894,683
EXCHANGE-TRADED FUNDS — 0.4%
iShares Russell 1000 Growth ETF (Cost $730,111)	7,250	721,230
TEMPORARY CASH INVESTMENTS — 0.7%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $1,356,469), at 0.08%, dated 12/31/15, due 1/4/16 (Delivery value $1,329,012)		1,329,000
State Street Institutional Liquid Reserves Fund, Premier Class	48,888	48,888
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,377,888)		1,377,888
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $95,983,737)		192,993,801
OTHER ASSETS AND LIABILITIES — (0.5)%		(1,011,601)
TOTAL NET ASSETS — 100.0%		$191,982,200

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	16,743	USD	16,890	Credit Suisse AG	1/29/16	$(157)
USD	592,206	CHF	586,414	Credit Suisse AG	1/29/16	6,132
USD	15,362	CHF	15,149	Credit Suisse AG	1/29/16	222
USD	14,506	CHF	14,351	Credit Suisse AG	1/29/16	164
USD	1,423,603	GBP	955,073	Credit Suisse AG	1/29/16	15,538
						$21,899

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
GBP	-	British Pound
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $95,983,737)	$192,993,801
Receivable for investments sold	252,870
Receivable for capital shares sold	11,574
Unrealized appreciation on forward foreign currency exchange contracts	22,056
Dividends and interest receivable	131,202
193,411,503

Liabilities
Payable for investments purchased	145,670
Payable for capital shares redeemed	1,122,806
Unrealized depreciation on forward foreign currency exchange contracts	157
Accrued management fees	128,129
Distribution fees payable	32,541
1,429,303

Net Assets	$191,982,200

Net Assets Consist of:
Capital (par value and paid-in surplus)	$88,450,523
Undistributed net investment income	413,589
Undistributed net realized gain	6,087,904
Net unrealized appreciation	97,030,184
$191,982,200

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$41,489,640	2,682,381	$15.47
Class II, $0.01 Par Value	$150,492,560	9,877,292	$15.24

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $9,991)	$2,278,430
Interest	508
2,278,938

Expenses:
Management fees	1,792,217
Distribution fees - Class II	381,585
Directors' fees and expenses	6,987
Other expenses	2,610
2,183,399
Fees waived	(303,111)
1,880,288

Net investment income (loss)	398,650

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,768,857
Foreign currency transactions	30,359
7,799,216

Change in net unrealized appreciation (depreciation) on:
Investments	2,870,089
Translation of assets and liabilities in foreign currencies	7,827
2,877,916

Net realized and unrealized gain (loss)	10,677,132

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,075,782

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$398,650	$488,615
Net realized gain (loss)	7,799,216	56,559,486
Change in net unrealized appreciation (depreciation)	2,877,916	(41,831,930)
Net increase (decrease) in net assets resulting from operations	11,075,782	15,216,171

Distributions to Shareholders
From net investment income:
Class I	(176,231)	(144,152)
Class II	(456,362)	(489,713)
Class III	(4,977)	(4,183)
From net realized gains:
Class I	(3,795,185)	—
Class II	(15,069,468)	—
Class III	(107,179)	—
Decrease in net assets from distributions	(19,609,402)	(638,048)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,288,861	(82,710,082)

Redemption Fees
Increase in net assets from redemption fees	—	70

Net increase (decrease) in net assets	1,755,241	(68,131,889)

Net Assets
Beginning of period	190,226,959	258,358,848
End of period	$191,982,200	$190,226,959

Undistributed net investment income	$413,589	$673,746

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. On August 7, 2015, there were no outstanding Class III shares and the fund discontinued offering Class III.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

15

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.000% for Class I and Class III and from 0.800% to 0.900% for Class II. From January 1, 2015 through July 31, 2015, the investment advisor voluntarily agreed to waive 0.16% of the fund's management fee. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.15% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2015 was $64,096, $237,919 and $1,096 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2015 was 1.00% and 0.90% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2015 was 0.84% and 0.74% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $66,574,354 and $75,843,249, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	1,069,413	$16,939,681	426,606	$6,512,886
Issued in reinvestment of distributions	258,724	3,971,416	9,826	144,152
Redeemed	(1,048,855)	(16,218,729)	(710,325)	(10,716,298)
	279,282	4,692,368	(273,893)	(4,059,260)
Class II/Shares Authorized	150,000,000		150,000,000
Sold	2,151,734	33,465,730	2,580,110	39,668,969
Issued in reinvestment of distributions	1,025,484	15,525,830	33,797	489,713
Redeemed	(2,750,761)	(42,273,059)	(8,212,152)	(119,350,987)
	426,457	6,718,501	(5,598,245)	(79,192,305)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	3,176	53,334	49,098	732,260
Issued in reinvestment of distributions	7,316	112,156	286	4,183
Redeemed	(81,420)	(1,287,498)	(12,889)	(194,960)
	(70,928)	(1,122,008)	36,495	541,483
Net increase (decrease)	634,811	$10,288,861	(5,835,643)	$(82,710,082)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$187,126,129	$3,768,554	—
Exchange-Traded Funds	721,230	—	—
Temporary Cash Investments	48,888	1,329,000	—
	$187,896,247	$5,097,554	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$22,056	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$157	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,412,202.

The value of foreign currency risk derivative instruments as of December 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $22,056 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $157 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $30,158 in net realized gain (loss) on foreign currency transactions and $7,270 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$637,570	$638,048
Long-term capital gains	$18,971,832	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$97,552,626
Gross tax appreciation of investments	$96,492,706
Gross tax depreciation of investments	(1,051,531)
Net tax appreciation (depreciation) of investments	95,441,175
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,779)
Net tax appreciation (depreciation)	$95,439,396
Undistributed ordinary income	$435,488
Accumulated long-term gains	$7,656,793

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$16.13	0.05	0.95	1.00	(0.07)	(1.59)	(1.66)	$15.47	6.27%	0.85%	1.01%	0.32%	0.16%	35%	$41,490
2014	$14.72	0.06	1.41	1.47	(0.06)	—	(0.06)	$16.13	9.99%	0.88%	1.00%	0.36%	0.24%	35%	$38,754
2013	$10.80	0.05	3.94	3.99	(0.07)	—	(0.07)	$14.72	37.07%	0.91%	1.01%	0.42%	0.32%	34%	$39,393
2012	$9.48	0.06	1.26	1.32	—	—	—	$10.80	13.92%	0.97%	1.01%	0.57%	0.53%	20%	$32,105
2011	$9.38	0.02	0.08	0.10	—	—	—	$9.48	1.07%	1.01%	1.01%	0.16%	0.16%	13%	$30,743
Class II
2015	$15.91	0.03	0.94	0.97	(0.05)	(1.59)	(1.64)	$15.24	6.05%	1.00%	1.16%	0.17%	0.01%	35%	$150,493
2014	$14.52	0.03	1.39	1.42	(0.03)	—	(0.03)	$15.91	9.83%	1.03%	1.15%	0.21%	0.09%	35%	$150,331
2013	$10.65	0.03	3.89	3.92	(0.05)	—	(0.05)	$14.52	36.92%	1.06%	1.16%	0.27%	0.17%	34%	$218,460
2012	$9.36	0.04	1.25	1.29	—	—	—	$10.65	13.78%	1.12%	1.16%	0.42%	0.38%	20%	$200,635
2011	$9.28	—(3)	0.08	0.08	—	—	—	$9.36	0.86%	1.16%	1.16%	0.01%	0.01%	13%	$192,751

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Ultra Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

22

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $637,570, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $18,971,832, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended December 31, 2015.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88146 1602

ANNUAL REPORT	DECEMBER 31, 2015

VP Value Fund

31

32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVPIX	-3.88%(1)	10.62%(1)	6.38%(1)	8.44%	5/1/96
Russell 1000 Value Index	—	-3.83%	11.27%	6.15%	8.34%	—
S&P 500 Index	—	1.38%	12.56%	7.30%	7.96%	—
Class II	AVPVX	-4.02%(1)	10.48%(1)	6.22%(1)	6.71%(1)	8/14/01

(1)	Returns would have been lower if a portion of the management fee had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2005
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2015
Class I — $18,567*

Russell 1000 Value Index — $18,173

S&P 500 Index — $20,242

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.96%	1.11%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom and Dan Gruemmer

Performance Summary

VP Value returned -3.88%* for the 12 months ended December 31, 2015. By comparison, its benchmark, the Russell 1000 Value Index, returned -3.83%. The broader market, as measured by the S&P 500 Index, returned 1.38%. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The broad U.S. stock market recorded a small gain for the year. During the summer, the market was roiled by concerns about slowing growth in China and other emerging markets. Oil and commodity prices dropped on worries about weak global growth, falling demand, and oversupply. Meanwhile, U.S. economic growth continued slowly. In December, the U.S. Federal Reserve (Fed) raised short-term interest rates, a move that had been anticipated by the market for most of 2015.

VP Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in five of the 10 sectors in which it was invested. On a relative basis, it performed roughly in line with its benchmark. The portfolio’s stance in the energy, information technology, and materials sectors detracted from relative results. Investments in the industrials, consumer discretionary, utilities, and financials sectors contributed positively.

Security Selection in Industrials Added Value

Within the industrials sector, the portfolio benefited from its positioning in the machinery industry. Elsewhere in the sector, a leading contributor was waste management company Republic Services, which recorded strong gains as it continued to execute well and has minimal exposure to emerging markets and foreign currency issues. An overweight relative to the benchmark for industrial conglomerate General Electric also bolstered returns. General Electric advanced, as it continued to exit its finance segment, completed the spinoff of Synchrony Financial, acquired Alston’s energy business, and an activist investor took a position in the stock. The company’s margins in its oil and gas business also held up better than expected.

Financials Holdings Contributed

Key contributions were made by some of the portfolio’s financials holdings. Shares of HCC Insurance Holdings appreciated on news the company would be acquired by Tokio Marine Holdings at a significant premium to its price at the time of the announcement. The acquisition was completed by year end. In the capital markets industry, an overweight in Northern Trust added to returns, as the company benefited from continued success in its cost-cutting efforts and the likelihood of higher interest rates.

*
All fund returns referenced in this commentary are for Class I shares. Returns would have been lower if a portion of the management fee had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Energy Sector Had Mixed Results

Security selection in the energy sector bolstered results, as the portfolio did not own some of the sector’s steepest decliners. However, it was hurt by its overweight position. A major contribution was made by Cameron International, a global provider of pressure control, processing, flow control, and compression systems. Its stock rose on news that oilfield-services provider Schlumberger had agreed to acquire it at a healthy premium, and the portfolio exited its position. On the other hand, declining oil and natural gas prices weighed on a number of the portfolio’s holdings, including EQT, Devon Energy, Peabody Energy, Imperial Oil, and Ultra Petroleum. The portfolio exited its positions in Peabody Energy and Ultra Petroleum during the period.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of December 31, 2015, the portfolio had a significant overweight in the energy sector, with a focus on higher-quality companies across the sector that have been pressured by the steep drop in oil prices. We took advantage of weakness in oil prices to establish a stake in Schlumberger, the leading company in the oilfield services industry. The portfolio also established a position in natural gas producer EQT, which had underperformed as warm weather caused weak natural gas consumption and drove commodity prices to decade lows. In addition, we initiated a stake in Anadarko Petroleum after investors reacted negatively to the company’s proposed all-stock acquisition of Apache.

The portfolio’s largest sector underweight is in financials, where it is significantly underweight real estate investment trusts (REITs) as we continue to find valuations unattractive. The portfolio is also underweight the utilities and materials sectors.

5

Fund Characteristics

DECEMBER 31, 2015
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	3.4%
General Electric Co.	3.3%
JPMorgan Chase & Co.	2.8%
Pfizer, Inc.	2.8%
Procter & Gamble Co. (The)	2.6%
Johnson & Johnson	2.5%
Chevron Corp.	2.5%
Wells Fargo & Co.	2.5%
AT&T, Inc.	2.0%
Merck & Co., Inc.	2.0%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	16.2%
Banks	13.1%
Pharmaceuticals	7.9%
Industrial Conglomerates	4.0%
Insurance	3.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.3%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/15	Ending Account Value 12/31/15	Expenses Paid During Period(1) 7/1/15 - 12/31/15	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$968.20	$3.97	0.80%
Class I (before waiver)	$1,000	$968.20(2)	$4.86	0.98%
Class II (after waiver)	$1,000	$967.40	$4.71	0.95%
Class II (before waiver)	$1,000	$967.40(2)	$5.60	1.13%
Hypothetical
Class I (after waiver)	$1,000	$1,021.17	$4.08	0.80%
Class I (before waiver)	$1,000	$1,020.27	$4.99	0.98%
Class II (after waiver)	$1,000	$1,020.42	$4.84	0.95%
Class II (before waiver)	$1,000	$1,019.51	$5.75	1.13%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

7

Schedule of Investments

DECEMBER 31, 2015

	Shares	Value
COMMON STOCKS — 97.8%
Aerospace and Defense — 0.2%
Textron, Inc.	44,965	$1,888,980
Automobiles — 1.1%
General Motors Co.	159,561	5,426,669
Honda Motor Co., Ltd.	116,300	3,726,431
		9,153,100
Banks — 13.1%
Bank of America Corp.	750,780	12,635,627
BB&T Corp.	148,520	5,615,541
BOK Financial Corp.	89,160	5,330,876
Comerica, Inc.	84,177	3,521,124
Commerce Bancshares, Inc.	89,673	3,814,690
Cullen/Frost Bankers, Inc.	81,412	4,884,720
JPMorgan Chase & Co.	346,749	22,895,837
M&T Bank Corp.	34,914	4,230,879
PNC Financial Services Group, Inc. (The)	105,972	10,100,191
U.S. Bancorp	327,292	13,965,550
Wells Fargo & Co.	369,862	20,105,698
		107,100,733
Beverages — 0.2%
PepsiCo, Inc.	16,631	1,661,769
Biotechnology — 0.4%
AbbVie, Inc.	55,690	3,299,076
Capital Markets — 3.8%
Franklin Resources, Inc.	117,625	4,330,952
Goldman Sachs Group, Inc. (The)	27,036	4,872,698
LPL Financial Holdings, Inc.	100,510	4,286,752
Northern Trust Corp.	178,077	12,837,571
State Street Corp.	74,130	4,919,267
		31,247,240
Commercial Services and Supplies — 2.9%
ADT Corp. (The)	220,231	7,263,218
Republic Services, Inc.	235,140	10,343,809
Tyco International plc	202,907	6,470,704
		24,077,731
Communications Equipment — 2.7%
Cisco Systems, Inc.	599,273	16,273,258
QUALCOMM, Inc.	112,640	5,630,311
		21,903,569
Containers and Packaging — 0.3%
Sonoco Products Co.	50,001	2,043,541
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class A(1)	50	9,890,000
Berkshire Hathaway, Inc., Class B(1)	34,364	4,537,423
		14,427,423

8

	Shares	Value
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	477,704	$16,437,795
CenturyLink, Inc.	212,038	5,334,876
		21,772,671
Electric Utilities — 2.2%
Edison International	91,268	5,403,978
Great Plains Energy, Inc.	236,228	6,451,387
Westar Energy, Inc.	148,727	6,307,512
		18,162,877
Electrical Equipment — 1.5%
Eaton Corp. plc	78,720	4,096,589
Emerson Electric Co.	170,430	8,151,667
		12,248,256
Electronic Equipment, Instruments and Components — 1.0%
Keysight Technologies, Inc.(1)	180,990	5,127,447
TE Connectivity Ltd.	48,225	3,115,817
		8,243,264
Energy Equipment and Services — 3.2%
FMC Technologies, Inc.(1)	113,860	3,303,079
Halliburton Co.	222,644	7,578,802
Helmerich & Payne, Inc.	116,990	6,264,814
Schlumberger Ltd.	135,120	9,424,620
		26,571,315
Food and Staples Retailing — 2.6%
Sysco Corp.	226,016	9,266,656
Wal-Mart Stores, Inc.	190,978	11,706,951
		20,973,607
Food Products — 2.1%
ConAgra Foods, Inc.	69,764	2,941,250
General Mills, Inc.	33,942	1,957,096
Kellogg Co.	85,367	6,169,473
Mondelez International, Inc., Class A	139,766	6,267,107
		17,334,926
Health Care Equipment and Supplies — 3.4%
Baxter International, Inc.	64,600	2,464,490
Becton Dickinson and Co.	15,730	2,423,836
Boston Scientific Corp.(1)	169,676	3,128,825
Medtronic plc	141,377	10,874,719
Zimmer Biomet Holdings, Inc.	89,488	9,180,574
		28,072,444
Health Care Providers and Services — 1.2%
Cigna Corp.	19,720	2,885,627
Express Scripts Holding Co.(1)	34,697	3,032,865
LifePoint Health, Inc.(1)	56,122	4,119,355
		10,037,847
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	46,090	2,510,983
International Speedway Corp., Class A	50,304	1,696,251
		4,207,234
Household Durables — 0.1%
Tupperware Brands Corp.	14,080	783,552

9

	Shares	Value
Household Products — 2.6%
Procter & Gamble Co. (The)	272,326	$21,625,408
Industrial Conglomerates — 4.0%
General Electric Co.	877,054	27,320,232
Koninklijke Philips NV	213,786	5,435,598
		32,755,830
Insurance — 3.9%
ACE Ltd.	43,648	5,100,269
Aflac, Inc.	76,375	4,574,862
Brown & Brown, Inc.	44,809	1,438,369
Chubb Corp. (The)	41,638	5,522,864
MetLife, Inc.	148,829	7,175,046
Reinsurance Group of America, Inc.	49,032	4,194,688
Unum Group	123,640	4,115,976
		32,122,074
Leisure Products — 0.3%
Mattel, Inc.	81,609	2,217,316
Machinery — 0.2%
Oshkosh Corp.	39,691	1,549,537
Media — 0.2%
Discovery Communications, Inc., Class A(1)	62,325	1,662,831
Metals and Mining — 1.0%
BHP Billiton Ltd.	155,830	2,024,280
Newmont Mining Corp.	104,950	1,888,050
Nucor Corp.	96,590	3,892,577
		7,804,907
Multi-Utilities — 1.1%
Ameren Corp.	29,490	1,274,853
PG&E Corp.	140,059	7,449,738
		8,724,591
Multiline Retail — 0.6%
Target Corp.	66,777	4,848,678
Oil, Gas and Consumable Fuels — 16.2%
Anadarko Petroleum Corp.	167,140	8,119,661
Apache Corp.	139,028	6,182,575
Chevron Corp.	228,120	20,521,675
Cimarex Energy Co.	59,320	5,302,022
Devon Energy Corp.	313,044	10,017,408
EOG Resources, Inc.	62,312	4,411,067
EQT Corp.	168,740	8,796,416
Exxon Mobil Corp.	352,638	27,488,132
Imperial Oil Ltd.	199,219	6,490,419
Noble Energy, Inc.	221,055	7,279,341
Occidental Petroleum Corp.	204,058	13,796,361
Southwestern Energy Co.(1)	172,792	1,228,551
TOTAL SA	286,695	12,768,203
		132,401,831
Pharmaceuticals — 7.9%
Allergan plc(1)	15,300	4,781,250
Johnson & Johnson	202,971	20,849,181
Merck & Co., Inc.	310,392	16,394,905

10

	Shares	Value
Pfizer, Inc.	698,449	$22,545,934
		64,571,270
Real Estate Investment Trusts (REITs) — 2.0%
Annaly Capital Management, Inc.	433,614	4,067,300
Capstead Mortgage Corp.	239,262	2,091,150
Corrections Corp. of America	194,035	5,139,987
Piedmont Office Realty Trust, Inc., Class A	75,458	1,424,647
Weyerhaeuser Co.	107,290	3,216,554
		15,939,638
Road and Rail — 0.8%
CSX Corp.	79,540	2,064,063
Heartland Express, Inc.	275,644	4,691,461
		6,755,524
Semiconductors and Semiconductor Equipment — 2.8%
Applied Materials, Inc.	318,054	5,938,068
Broadcom Corp., Class A	33,980	1,964,724
Intel Corp.	400,457	13,795,744
Teradyne, Inc.	54,738	1,131,434
		22,829,970
Software — 1.9%
Microsoft Corp.	150,531	8,351,460
Oracle Corp.	202,263	7,388,667
		15,740,127
Specialty Retail — 1.5%
Advance Auto Parts, Inc.	35,315	5,315,261
CST Brands, Inc.	117,688	4,606,308
Lowe's Cos., Inc.	32,148	2,444,534
		12,366,103
Technology Hardware, Storage and Peripherals — 3.0%
Apple, Inc.	24,318	2,559,713
EMC Corp.	444,848	11,423,697
Hewlett Packard Enterprise Co.	128,657	1,955,586
HP, Inc.	128,657	1,523,299
SanDisk Corp.	59,468	4,518,973
Western Digital Corp.	46,136	2,770,467
		24,751,735
Textiles, Apparel and Luxury Goods — 0.8%
Coach, Inc.	114,610	3,751,185
Ralph Lauren Corp.	25,750	2,870,610
		6,621,795
TOTAL COMMON STOCKS (Cost $748,227,161)		800,500,320
TEMPORARY CASH INVESTMENTS — 1.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 5/15/45, valued at $15,204,375), at 0.08%, dated 12/31/15, due 1/4/16 (Delivery value $14,905,132)		14,905,000
State Street Institutional Liquid Reserves Fund, Premier Class	538,121	538,121
TOTAL TEMPORARY CASH INVESTMENTS (Cost $15,443,121)		15,443,121
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $763,670,282)		815,943,441
OTHER ASSETS AND LIABILITIES — 0.3%		2,374,570
TOTAL NET ASSETS — 100.0%		$818,318,011

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,427,747	AUD	1,989,170	Credit Suisse AG	1/29/16	$(20,058)
USD	111,699	AUD	154,272	Credit Suisse AG	1/29/16	(587)
USD	4,734,934	CAD	6,601,918	JPMorgan Chase Bank N.A.	1/29/16	(36,514)
USD	147,927	CAD	205,048	JPMorgan Chase Bank N.A.	1/29/16	(269)
USD	184,767	CAD	256,310	JPMorgan Chase Bank N.A.	1/29/16	(477)
USD	13,676,856	EUR	12,475,013	UBS AG	1/29/16	111,577
USD	420,229	EUR	383,859	UBS AG	1/29/16	2,821
JPY	9,856,425	USD	81,581	Credit Suisse AG	1/29/16	465
USD	2,882,522	JPY	348,289,425	Credit Suisse AG	1/29/16	(16,664)
						$40,294

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2015
Assets
Investment securities, at value (cost of $763,670,282)	$815,943,441
Foreign currency holdings, at value (cost of $168,504)	156,149
Receivable for investments sold	8,039,912
Receivable for capital shares sold	349,219
Unrealized appreciation on forward foreign currency exchange contracts	114,863
Dividends and interest receivable	1,959,567
826,563,151

Liabilities
Payable for investments purchased	6,760,950
Payable for capital shares redeemed	801,409
Unrealized depreciation on forward foreign currency exchange contracts	74,569
Accrued management fees	520,131
Distribution fees payable	88,081
8,245,140

Net Assets	$818,318,011

Net Assets Consist of:
Capital (par value and paid-in surplus)	$893,532,203
Undistributed net investment income	280,531
Accumulated net realized loss	(127,794,537)
Net unrealized appreciation	52,299,814
$818,318,011

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$407,397,555	46,049,102	$8.85
Class II, $0.01 Par Value	$410,920,456	46,398,015	$8.86

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $147,093)	$24,220,295
Interest	6,029
24,226,324

Expenses:
Management fees	8,082,051
Distribution fees - Class II	1,094,224
Directors' fees and expenses	31,777
Other expenses	2,480
9,210,532
Fees waived	(1,530,623)
7,679,909

Net investment income (loss)	16,546,415

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	115,040,950
Foreign currency transactions	3,419,499
118,460,449

Change in net unrealized appreciation (depreciation) on:
Investments	(170,049,798)
Translation of assets and liabilities in foreign currencies	(158,599)
(170,208,397)

Net realized and unrealized gain (loss)	(51,747,948)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(35,201,533)

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2015 AND DECEMBER 31, 2014
Increase (Decrease) in Net Assets	December 31, 2015	December 31, 2014
Operations
Net investment income (loss)	$16,546,415	$14,341,972
Net realized gain (loss)	118,460,449	109,235,467
Change in net unrealized appreciation (depreciation)	(170,208,397)	(12,561,723)
Net increase (decrease) in net assets resulting from operations	(35,201,533)	111,015,716

Distributions to Shareholders
From net investment income:
Class I	(9,220,306)	(6,707,258)
Class II	(8,671,895)	(6,390,044)
Class III	(159,675)	(160,064)
Decrease in net assets from distributions	(18,051,876)	(13,257,366)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(48,837,226)	(127,098,072)

Redemption Fees
Increase in net assets from redemption fees	10,008	1,027

Net increase (decrease) in net assets	(102,080,627)	(29,338,695)

Net Assets
Beginning of period	920,398,638	949,737,333
End of period	$818,318,011	$920,398,638

Undistributed net investment income	$280,531	$2,544,227

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2015

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. On August 7, 2015, there were no outstanding Class III shares and the fund discontinued offering Class III.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a

16

specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and Class III and from 0.80% to 0.90% for Class II. From January 1, 2015 through July 31, 2015, the investment advisor voluntarily agreed to waive 0.17% of the fund's management fee. Effective August 1, 2015, the investment advisor voluntarily agreed to waive 0.18% of the fund's management fee. The investment advisor expects this waiver to continue until April 30, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2015 was $755,346, $761,611 and $13,666 for Class I, Class II and Class III, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2015 was 0.97% and 0.87% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2015 was 0.80% and 0.70% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2015 were $400,134,026 and $423,121,579, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2015		Year ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	8,988,954	$82,756,006	6,643,650	$59,752,310
Issued in reinvestment of distributions	1,000,492	9,032,325	747,712	6,690,160
Redeemed	(12,109,013)	(111,684,861)	(10,169,151)	(90,424,490)
	(2,119,567)	(19,896,530)	(2,777,789)	(23,982,020)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	5,009,077	46,360,967	5,530,025	49,219,802
Issued in reinvestment of distributions	959,450	8,671,895	716,336	6,390,044
Redeemed	(7,316,278)	(67,257,892)	(18,662,385)	(164,069,177)
	(1,347,751)	(12,225,030)	(12,416,024)	(108,459,331)
Class III/Shares Authorized	50,000,000		50,000,000
Sold	187,559	1,740,327	923,789	8,498,047
Issued in reinvestment of distributions	16,965	159,675	17,797	160,064
Redeemed	(2,019,139)	(18,615,668)	(380,366)	(3,314,832)
	(1,814,615)	(16,715,666)	561,220	5,343,279
Net increase (decrease)	(5,281,933)	$(48,837,226)	(14,632,593)	$(127,098,072)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$770,055,389	$30,444,931	—
Temporary Cash Investments	538,121	14,905,000	—
	$770,593,510	$45,349,931	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$114,863	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$74,569	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $28,690,356.

The value of foreign currency risk derivative instruments as of December 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $114,863 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $74,569 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,435,213 in net realized gain (loss) on foreign currency transactions and $(155,299) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$18,051,876	$13,257,366
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of December 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$772,750,072
Gross tax appreciation of investments	$103,707,565
Gross tax depreciation of investments	(60,514,196)
Net tax appreciation (depreciation) of investments	43,193,369
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(13,699)
Net tax appreciation (depreciation)	$43,179,670
Undistributed ordinary income	$280,591
Accumulated short-term capital losses	$(118,674,453)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2015	$9.41	0.18	(0.54)	(0.36)	(0.20)	$8.85	(3.88)%	0.80%	0.97%	1.96%	1.79%	47%	$407,398
2014	$8.45	0.15	0.95	1.10	(0.14)	$9.41	13.08%	0.84%	0.96%	1.66%	1.54%	44%	$453,412
2013	$6.52	0.14	1.92	2.06	(0.13)	$8.45	31.73%	0.88%	0.97%	1.79%	1.70%	51%	$430,392
2012	$5.80	0.11	0.73	0.84	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$354,809
2011	$5.86	0.10	(0.04)	0.06	(0.12)	$5.80	1.01%	0.98%	0.98%	1.74%	1.74%	67%	$362,221
Class II
2015	$9.42	0.17	(0.55)	(0.38)	(0.18)	$8.86	(4.02)%	0.95%	1.12%	1.81%	1.64%	47%	$410,920
2014	$8.46	0.13	0.95	1.08	(0.12)	$9.42	12.89%	0.99%	1.11%	1.51%	1.39%	44%	$449,906
2013	$6.53	0.12	1.92	2.04	(0.11)	$8.46	31.48%	1.03%	1.12%	1.64%	1.55%	51%	$508,757
2012	$5.80	0.10	0.74	0.84	(0.11)	$6.53	14.58%	1.09%	1.13%	1.59%	1.55%	47%	$408,104
2011	$5.86	0.09	(0.04)	0.05	(0.11)	$5.80	0.86%	1.13%	1.13%	1.59%	1.59%	67%	$383,192

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 11, 2016

23

Management

The Board of Directors
The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Andrea C. Hall (1945)	Director	Since 1997	Retired	80	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	80	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	80	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	80	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	80	Rudolph Technologies, Inc.

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	80	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	80	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $18,051,876, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2015 as qualified for the corporate dividends received deduction.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-88143 1602

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $194,700
FY 2015:    $199,183

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $91,808
FY 2015:    $86,000

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 23, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 23, 2016